UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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NETFLIX, INC.
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2026 Proxy Statement and Notice of Annual Meeting of Stockholders

NETFLIX

Letter from Our Lead Independent Director

Fellow Stockholders,

In 2025, Netflix made meaningful progress on our key priorities. We met or exceeded all of our financial objectives, closing the year with over 325 million paid memberships, increasing revenue by 16% to approximately $45.2 billion, expanding our operating margin by 3 points to 29.5% and more than doubling ad revenue to over $1.5 billion.

Last year, we delivered a variety of quality films and series enjoyed by audiences worldwide and rolled out our redesigned TV experience, giving members an even better way to discover their new favorite title. We broke records in viewership with new hits like KPop Demon Hunters; brought back highly-anticipated franchises like Wednesday and the concluding chapters of Squid Game and Stranger Things; celebrated award-winning stories, including Adolescence; and continued to release must-watch live events, such as the Anthony Joshua vs. Jake Paul boxing match and NFL games on Christmas Day.

As we look to 2026, we’re more focused than ever on improving our core business, sustaining healthy growth and continuing to bring value to our stockholders. We intend to do this by delivering more films and series our members will love, enhancing our product, strengthening our growing ads business and expanding into even more content categories with live, video podcasts and games.

At the 2026 annual meeting, Reed Hastings will not stand for re-election to the Board. Reed founded Netflix and led it from a DVD-by-mail service to one of the leading entertainment companies, helping shape not just our business, but the broader entertainment industry. On behalf of the Board and management, we extend our deep gratitude to Reed for his vision, leadership and years of extraordinary service to Netflix.

This is an exciting time for our business and we remain optimistic about our future. The Board and management continue to engage stockholders in discussions and appreciate the perspectives they share with us. On behalf of the Board and management, we thank you for your investment.

Warm regards,

Jay C. Hoag

Lead Independent Director

Notice

Notice of Annual Meeting of Stockholders to be Held on June 4, 2026

To the Stockholders of Netflix, Inc.:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Netflix, Inc., a Delaware corporation (the “Company,” “Netflix,” “we,” “us,” or “our”), will be held on June 4, 2026 at 3:00 p.m. Pacific Time (6:00 p.m. Eastern Time) (“Annual Meeting”). You can attend the Annual Meeting via the internet and vote your shares electronically by visiting www.virtualshareholdermeeting.com/NFLX2026 (there is no physical location for the Annual Meeting). You will need to have your 16-Digit Control Number included on your Notice or your proxy card (if you received a printed copy of the proxy materials) to join the Annual Meeting.

THE ANNUAL MEETING WILL BE HELD FOR THE FOLLOWING PURPOSES:

1.	To elect 12 directors to hold office until the 2027 annual meeting of stockholders;

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026;

3.	Advisory approval of the Company’s Named Executive Officer compensation;

4.	To consider four stockholder proposals, if properly presented at the Annual Meeting; and

5.	To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

These business items are described more fully in the Proxy Statement accompanying this Notice. Only stockholders who owned our common stock at the close of business on April 6, 2026 can vote at this meeting and any adjournments that may take place.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING VIA THE INTERNET.

For ten days prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting. Please email board@netflix.com to make arrangements to examine the stockholder list.

By order of the Board of Directors

David Hyman

Chief Legal Officer and Secretary

April 16, 2026

Los Gatos, California

YOUR VOTE IS IMPORTANT. PLEASE VOTE OVER THE INTERNET, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING VIA THE INTERNET. IF YOU RECEIVED A PAPER PROXY CARD AND VOTING INSTRUCTIONS BY MAIL, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING VIA THE INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2026: THIS PROXY STATEMENT, THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE ANNUAL REPORT ARE AVAILABLE AT WWW.PROXYVOTE.COM.

1	NETFLIX 2025 YEAR IN REVIEW

3	PROPOSAL 1: OUR BOARD OF DIRECTORS
3	Election of Directors
6	Who We Are

16	How We are Selected, Elected and Evaluated

18	How We Govern and are Governed

20	Code of Ethics

20	Insider Trading Policy

21	How We are Organized

23	How to Communicate with Us

24	How We are Paid

26	Certain Relationships and Related Transactions

27	PROPOSAL 2: OUR AUDITORS
27	Ratification of Appointment of Independent Registered Public Accounting Firm
30	Report of the Audit Committee of the Board

31	OUR COMPANY EXECUTIVE OFFICERS

34	PROPOSAL 3: OUR PAY
34	Advisory Approval of Named Executive Officer Compensation

36	COMPENSATION DISCUSSION AND ANALYSIS
37	2025 Named Executive Officers

37	Our Company and 2025 Performance

38	2025 Say-on-Pay Vote and Stockholder Engagement

40	2025 Executive Compensation Program

46	Termination-Based Compensation and Change in Control Retention Incentives

46	Tax Considerations

47	Prohibition on Hedging

47	Clawback of Performance-Based Awards

47	Stock Ownership Guidelines

48	Equity Grant Practices

48	Compensation Risk

49	Compensation Committee Report

50	COMPENSATION OF NAMED EXECUTIVE OFFICERS AND OTHER MATTERS
51	Summary Compensation Table

52	Grants of Plan-Based Awards

54	Outstanding Equity Awards at Fiscal Year-End

64	Option Exercises and Stock Vested

64	Potential Payments upon Termination or Change-in-Control

68	Pay Ratio Disclosure

69	STOCKHOLDER PROPOSALS

79	OTHER INFORMATION
80	Security Ownership of Certain Beneficial Owners and Management

81	Delinquent Section 16(a) Reports

82	Pay-Versus-Performance Table

86	Equity Compensation Plan Information

87	INFORMATION CONCERNING SOLICITATION AND VOTING

On November 14, 2025, the Company effected a ten-for-one forward stock split of its common stock (the “Stock Split”) with a proportionate increase in the number of shares of authorized common stock. All references made to common stock, equity award and per share amounts throughout this proxy statement have been retroactively adjusted to reflect the Stock Split.

1

Netflix 2025 Year in Review

Business Highlights

In 2025, we surpassed 325 million paid memberships, achieved approximately $45.2 billion in revenue, representing approximately 16% year-over-year growth, and over $13.3 billion of operating income, as well as increased our net cash provided by operating activities to over $10.1 billion. We also made great progress growing advertising revenue, which rose more than 2.5 times to over $1.5 billion. Engagement also remained strong in 2025 with members watching 96 billion hours on Netflix in the second half of 2025.

Executive Leadership

Effective April 17, 2025, Reed Hastings transitioned from Executive Chairman to Chairman of the Board and a non-executive director. We also hired Clete Willems as Chief Global Affairs Officer to lead our Global Affairs organization effective April 28, 2025.

Board Composition

In 2025, we appointed Elinor Mertz to the Board effective June 22, 2025. Timothy Haley did not stand for re-election at the 2025 annual meeting of stockholders. Reed Hastings has informed the Company of his decision not to stand for re-election at the Annual Meeting. More information on each Board member can be found in the section titled, “Proposal 1: Our Board of Directors - Election of Directors - Who We Are.”

Stockholder Engagement

The Board appreciates stockholder feedback, and we engage with our stockholders throughout the year to better understand their perspectives. We continued to engage with stockholders since the 2025 annual meeting of stockholders. Our engagement team includes Board members, and Netflix Legal and Investor Relations teams.

Engagement since the 2025 annual meeting

55% Since the 2025 annual meeting, we invited 25 stockholders, representing approximately 55% of shares outstanding as of December 31, 2025 to engage and provide feedback	22 We met with 22 stockholders, collectively representing approximately 45% of our shares outstanding, including stockholders who reached out to Netflix for engagement	38% Directors participated in meetings with stockholders representing approximately 38% of shares outstanding

Directors participated in approximately 45% of engagement meetings

We engaged with stockholders to discuss a wide range of issues, including corporate governance, strategic priorities, performance, and environmental and social matters, as well as the previously proposed acquisition of Warner Bros. Discovery, Inc. Stockholders asked questions about our use and governance of generative AI, human capital management, climate strategy, board composition, the Board’s rejection of Jay Hoag’s resignation, executive compensation, data privacy, cybersecurity, as well as stockholder proposals. We also engaged with the proxy advisory firm, Institutional Shareholder Services.

NETFLIX 2025 YEAR IN REVIEW | NETFLIX 2026 PROXY STATEMENT

2

Inclusion

We believe an important component of our success is our company culture. This culture, which is detailed in the “Netflix Culture Memo” located on our website, incorporates Inclusion as one of our values. We aim to attract and retain great people - representing a broad array of perspectives and skills - to work together as a dream team. We want more people and cultures to see themselves reflected on screen, so it is important that our employee base represents the communities we serve.

In 2025, we published our annual Environmental, Social and Governance (“ESG”) Report, which included a snapshot of representation within the Company, as well as disclosures related to recruitment, retention and pay equity. We also separately publish our U.S. Employer Equal Opportunity data (“EEO-1 data”) reaching back to our 2014 filing.

Environment

In 2025, we made further progress towards meeting our climate targets. We continued to (a) optimize, electrify and decarbonize energy use in productions and operations, including the studios and offices we own and lease, (b) increase the use of state-of-the-art cleantech like electric vehicles and clean mobile power in physical productions, helping to modernize the making of film and television, and (c) match any remaining emissions in support of global net zero goals by investing in natural climate solutions and super pollutant (e.g., methane) destruction. We hold ourselves accountable to our targets through our annual ESG report, where we discuss our carbon accounting and other updates.

Transparency

We are committed to continued stockholder engagement and transparency and provide comprehensive ESG-related information on our Investor Relations website and in our ESG Report published annually. We align our reporting to the Task Force on Climate-Related Financial Disclosures (“TCFD”) and the Sustainability Accounting Standards Board (“SASB”) reporting framework for the “Internet & Media Services” and “Media & Entertainment” industries. The ESG Reports, Political Activity Disclosures, EEO-1 data and other ESG information are available at ir.netflix.net/esg.

NETFLIX 2026 PROXY STATEMENT | NETFLIX 2025 YEAR IN REVIEW

PROPOSAL 1

Our Board of Directors: Election of Directors

4

Directors Standing for Election

Our Board currently consists of the following 13 members: Richard Barton, Mathias Döpfner, Reed Hastings, Jay Hoag, Leslie Kilgore, Strive Masiyiwa, Ann Mather, Elinor Mertz, Greg Peters, Ambassador Susan Rice, Ted Sarandos, Brad Smith and Anne Sweeney. Ms. Mertz was appointed to the Board in June 2025. Mr. Hastings has informed the Company of his decision not to stand for re-election at the Annual Meeting. Each current director, other than Mr. Hastings, has been nominated for election at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the 12 director nominees nominated by the Board in this Proxy Statement. If any of the nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for a substitute nominee designated by the Board to fill the vacancy. Each nominee has agreed to serve as a director of the Company if elected.

Nominee	Age	Principal Occupation

Richard Barton	58	co-Executive Chairman and co-founder of Zillow Group

Mathias Döpfner	63	Chairman and CEO of Axel Springer SE

Jay Hoag	67	General Partner, TCV

Leslie Kilgore	60	Former Chief Marketing Officer of Netflix

Strive Masiyiwa	65	Founder and Executive Chairman of Econet Global

Ann Mather	66	Former Executive Vice President and Chief Financial Officer of Pixar

Elinor Mertz	49	Chief Financial Officer of Airbnb, Inc.

Greg Peters	55	co-Chief Executive Officer and President of Netflix

Ambassador Susan Rice	61	Former US Permanent Representative to the United Nations

Ted Sarandos	61	co-Chief Executive Officer and President of Netflix

Brad Smith	67	Vice Chairman and President of Microsoft

Anne Sweeney	68	Former Co-Chair, Disney Media Networks and President, Disney/ABC Television Group

Each nominee has extensive business experience, education and personal skills that qualifies them to serve as an effective Board member. The specific experience, qualifications and skills of each nominee are set forth below. The Nominating and Governance Committee evaluates potential candidates for service on the Board.

Mr. Hoag did not receive a majority of votes cast in his election to the Board at the 2025 annual meeting of stockholders, and in accordance with the Company’s director resignation policy, Mr. Hoag offered his resignation, conditioned upon Board acceptance. Pursuant to the Company’s director resignation policy, the Nominating and Governance Committee considered Mr. Hoag’s offer of resignation and whether to recommend that the Board accept or reject the offer. Mr. Hoag did not participate in the Nominating and Governance Committee or the Board’s determination regarding his resignation. The Nominating and Governance Committee considered a variety of factors relative to the best interests of the Company and its stockholders, as more fully described below. The Nominating and Governance Committee recommended that the Board reject Mr. Hoag’s resignation offer.

On June 22, 2025, the Board rejected Mr. Hoag’s resignation. The Board, consistent with the Nominating and Governance Committee’s recommendation, determined that Mr. Hoag’s continued service as a member of the Board is in the best interests of the Company and its stockholders.

We believe that Mr. Hoag did not receive a majority of votes cast in his election to the Board because he attended less than 75% of the meetings of his total board and committee meetings in 2024. Upon the recommendation of the Nominating and Governance Committee to reject Mr. Hoag’s offer of resignation, the Board determined that his absences in 2024 did not indicate a lack of commitment to his duties, noting that Mr. Hoag possesses an otherwise exemplary attendance record. Mr. Hoag’s attendance rate was 97% in the five years prior to 2024. The Nominating and Governance Committee and the Board noted that despite his absence from certain meetings during 2024, Mr. Hoag remained engaged with the Company and Board activities by attending meetings with senior management, engaging in pre-Board meeting memos, and helping to set agenda topics for meetings. In addition, Mr. Hoag committed to returning to his historic pattern of meeting attendance and continuing to be fully committed to the Board.

NETFLIX 2026 PROXY STATEMENT | PROPOSAL 1: OUR BOARD OF DIRECTORS

5

In considering whether to accept or reject Mr. Hoag’s offer of resignation, the Board took into account Mr. Hoag’s valuable leadership and contributions to the Board and the Nominating and Governance Committee. Mr. Hoag is an engaged and effective lead independent director and brings strategic insights and financial experience to the Board. He is consistently prepared and contributes significantly to Board and committee discussions. He provides the Board with unique perspectives on matters such as risk management, corporate governance, talent selection and management, as well as periodically attends other committee and management meetings.

In 2025, Mr. Hoag attended all Board and Nominating and Governance Committee meetings for which he was eligible to attend. He also attended all Compensation Committee and a majority of Audit Committee meetings even though he is not a member of those committees.

Required Vote

We have implemented majority voting in uncontested elections of directors. Our Bylaws provide that in an uncontested election, each director will be elected by a vote of the majority votes cast, which includes votes to withhold authority but excludes abstentions. Abstentions and broker non-votes are not counted as votes cast and therefore will have no effect on determining whether the required majority vote has been attained.

Netflix Recommendation

The Board unanimously recommends that the stockholders vote “FOR” the nominees listed above.

PROPOSAL 1: OUR BOARD OF DIRECTORS | NETFLIX 2026 PROXY STATEMENT

6

Who We Are

Board Overview

Our Board is composed of 13 highly experienced, talented, and qualified directors with experience as board members and executives at some of the world’s most successful companies. We believe that the Board is well situated to navigate the changing competitive terrain that Netflix operates within. The Board has led Netflix through its evolution from a US DVD-by-mail company to a global streaming company to one of the leading entertainment companies in the world, while effectively managing risk and overseeing management performance. We believe that a diverse mix of skills, experience, perspectives and backgrounds contribute to an effective Board. The composition of our Board has evolved over the past several years, and when looking to fill Board positions, we will continue to evaluate potential candidates who we believe complement and augment our current Board.

STRATEGY ALIGNMENT Our Board has the experience and expertise that aligns with these important facets of our long-term strategy

NETFLIX 2026 PROXY STATEMENT | PROPOSAL 1: OUR BOARD OF DIRECTORS

7

Our Directors

Richard Barton	INDEPENDENT DIRECTOR	Other Public Company Boards • QVC Group, Inc. (formerly Qurate Retail, Inc.) • Zillow Group, Inc.
DIRECTOR SINCE: 2002	AGE: 58 COMMITTEES: AUDIT

Why this director is valuable to Netflix

Having founded successful internet-based companies (including Zillow, Expedia and GlassDoor), Mr. Barton provides strategic and technical insight to the Board, and as the Co-Executive Chairman and former Chief Executive Officer of Zillow Group, brings extensive leadership and operational experience, as well as financial acumen to the Board. In addition, Mr. Barton brings experience with respect to marketing products to consumers through the internet.

Also…

Mr. Barton was a venture partner at Benchmark, a venture capital firm that has been an early-stage investor in companies like Twitter, Instagram, Uber and Zillow, from 2005 to 2018. He has served on many public company boards, including Altimeter Growth Corp. from 2020 to 2021 and Altimeter Growth Corp. 2 from 2021 to 2022. Mr. Barton holds a B.S. in general engineering: industrial economics from Stanford University.

Career Snapshot:

•

Co-Executive Chairman of Zillow Group (since 2024), Co-founder and Chief Executive Officer of Zillow Group (2004-2010 and 2019-2024), Executive Chairman (2010-2019)

•

Co-founder and Chairman of GlassDoor (2007-2018)

•

Founder and Chief Executive Officer of Expedia (1996-2003)

Mathias Döpfner	INDEPENDENT DIRECTOR	Other Public Company Boards • Warner Music Group Corp.
DIRECTOR SINCE: 2018	AGE: 63 COMMITTEES: COMPENSATION

Why this director is valuable to Netflix

As a media executive located in Germany, Mr. Döpfner brings international perspective, media experience and business acumen to the Board.

Also…

Mr. Döpfner has extensive experience in media and digital transformation and a strong track record of increasing revenues related to digital activities. He previously served on the boards of Vodafone Group plc from 2015 to 2018 and Time Warner Inc. from 2006 to 2018. Additionally, his relationships and honorary offices at entities including the American Jewish Committee and the steering committee of the Bilderberg conference among many others provide him with relevant insight and perspective in international media. He studied Musicology, German and Theatrical Arts in Frankfurt and Boston.

Career Snapshot:

•

Chairman and CEO, Axel Springer SE (since 2002)

•

His former roles at Axel Springer SE include editor-in-chief of Die Welt (1998-2000) and as a member of the Management Board (starting in 2000)

•

Visiting Professor in media at University of Cambridge, St. John’s College (2010)

PROPOSAL 1: OUR BOARD OF DIRECTORS | NETFLIX 2026 PROXY STATEMENT

8

Reed Hastings*	CHAIRMAN OF THE BOARD	Other Public Company Boards • None
DIRECTOR AND CHAIRPERSON SINCE: 1997	AGE: 65 COMMITTEES: NONE

Why this director is valuable to Netflix

Mr. Hastings co-founded Netflix in 1997 and effective April 17, 2025, he transitioned from Executive Chairman to Chairman of the Board and a non-executive director. He previously served as the co-Chief Executive Officer and President of Netflix for over 25 years. He deeply understands the technology and business of Netflix and brings strategic and operational insight to the Board. He is also a software engineer, holds an M.S.C.S. in Artificial Intelligence from Stanford University, and has unique management and industry insights.

Also…

Mr. Hastings is an active educational philanthropist: he served on the California State Board of education from 2000 to 2004, and after receiving his B.A. from Bowdoin College in 1983 served in the Peace Corps as a high school math teacher. Mr. Hastings previously served on the board of Facebook, Inc. from 2011 to 2019 and Microsoft Corporation from 2007 to 2012. He currently serves on the boards of Bloomberg LP, Anthropic PBC and numerous non-profit organizations.

Career Snapshot:

•

CEO, Powder Mountain (2023-Present)

•

Co-Founder, Chief Executive Officer, President (1999-January 2023) and Chairman of Netflix (since 1997)

•

Founder, Pure Software (1991) through IPO (1995) and ultimate sale to Rational Software

*  Mr. Hastings is not standing for re-election at the Annual Meeting.

Jay C. Hoag	LEAD INDEPENDENT DIRECTOR	Other Public Company Boards • Peloton Interactive, Inc. • Zillow Group, Inc.
DIRECTOR SINCE: 1999	AGE: 67 COMMITTEES: NOMINATING AND GOVERNANCE (CHAIR)

Why this director is valuable to Netflix

As a venture capital investor, Mr. Hoag brings strategic insights and financial experience to the Board. He has evaluated, invested in and served as a board member for numerous companies, both public and private, and is familiar with a full range of corporate and board functions. His many years of experience in helping companies shape and implement strategy provide the Board with unique perspectives on matters such as risk management, corporate governance, talent selection and management.

Also…

Mr. Hoag has been a technology investor and venture capitalist for more than 43 years, involved in numerous technology investments, including Actuate Software (acquired by OpenText), Airbnb, Ariba (acquired by SAP), Altiris (acquired by Symantec), BlueCoat Systems (formerly CacheFlow), C|NET, eHarmony, Electronic Arts, Encompass (acquired by Yahoo!), EXE Technologies (acquired by SSA Global), Expedia, Facebook, Fandango (acquired by Comcast), Groupon, LinkedIn, ONYX Software, Peloton, Prodege (parent company of Swagbucks & acquired by a private equity firm), RealNetworks, Sportradar, Spotify, SpringStreet (acquired by Homestore.com), Strava, TechTarget, TripAdvisor, Vacationspot.com (acquired by Expedia), Viant (acquired by iXL), and Zillow. Mr. Hoag is chair of TCV’s Investment Committee, a member of TCV’s Executive Committee, and is on the Investment Advisory Committee at the University of Michigan, the Board of Trustees of Northwestern University, and is a Trustee Emeritus at Vanderbilt University. Previously, Mr. Hoag served on the board of directors of a number of other public and private companies, including Tripadvisor, Inc. from 2018 to 2025, Electronic Arts from 2011 to 2021, Prodege from 2014 to 2021, and TCV Acquisition Corp. from 2021 to 2023. Mr. Hoag holds an M.B.A. from the University of Michigan and a B.A. from Northwestern University.

Career Snapshot:

•

Founding General Partner of TCV (Technology Crossover Ventures), a venture capital firm (since 1995)

NETFLIX 2026 PROXY STATEMENT | PROPOSAL 1: OUR BOARD OF DIRECTORS

9

Leslie Kilgore	INDEPENDENT DIRECTOR	Other Public Company Boards • Pinterest, Inc.
DIRECTOR SINCE: 2012 (INDEPENDENT SINCE 2015)	AGE: 60 COMMITTEES: COMPENSATION (CHAIR)

Why this director is valuable to Netflix

Ms. Kilgore’s experience as a marketing executive with internet retailers and consumer product companies provides a unique business perspective and her numerous managerial positions provide strategic and operational experience to the Board.

Also…

As our former Chief Marketing Officer, Ms. Kilgore deeply understands the Netflix business and is able to bring years of marketing experience to the Board. She holds an M.B.A. from the Stanford University Graduate School of Business and a B.S. from The Wharton School of Business at the University of Pennsylvania. She previously served on the boards of LinkedIn Corp., Medallia, Inc. from 2015 to 2021, and Nextdoor Holdings, Inc. from 2015 to 2023 and she currently serves on the boards of several other companies.

Career Snapshot:

•

Chief Marketing Officer of Netflix (2000-2012)

•

Director of Marketing at Amazon (1999-2000)

•

Brand Manager at The Procter & Gamble Company (1992-1999)

Strive Masiyiwa	INDEPENDENT DIRECTOR	Other Public Company Boards • None
DIRECTOR SINCE: 2020	AGE: 65 COMMITTEES: NOMINATING AND GOVERNANCE

Why this director is valuable to Netflix

As the Chairman and founder of Econet, a telecommunications and technology group with operations and investments in numerous countries in Africa, LatAm, Europe and Israel, Mr. Masiyiwa provides a unique international perspective to the Board. In addition, his experience in building businesses across Africa and the world provides the Company with valuable insight as it expands globally.

Also…

Mr. Masiyiwa serves on several international boards including National Geographic Society, as well as the Global Advisory boards of Bank of America, Stanford University, and the Prince of Wales Trust for Africa, and is a member of the United States Holocaust Museum’s Committee on Antisemitism. He is a board member of Advanced Research and Invention Agency (ARIA) (2025-Present). He previously served as a board member of Unilever Plc from 2016 to 2024, was a board member of the Rockefeller Foundation for 15 years, is Chairman Emeritus of the Alliance for a Green Revolution in Africa (AGRA) and was previously the African Union Special Envoy to the continent’s COVID response. He received a BSc in Electrical and Electronic Engineering from the University of Wales. Mr. Masiyiwa has received honorary doctorates from Morehouse College, Yale University, Nelson Mandela University and Cardiff University.

Career Snapshot:

•

Founder and Executive Chairman of Econet Global (1993-Present)

PROPOSAL 1: OUR BOARD OF DIRECTORS | NETFLIX 2026 PROXY STATEMENT

10

Ann Mather	INDEPENDENT DIRECTOR	Other Public Company Boards • Bumble Inc. • Pattern Group Inc.
DIRECTOR SINCE: 2010	AGE: 66 COMMITTEES: AUDIT (CHAIR, FINANCIAL EXPERT)

Why this director is valuable to Netflix

Ms. Mather’s experience as an executive with several major media companies provides a unique business perspective. As a former CFO and senior finance executive at major corporations, she brings more than 20 years of financial and accounting expertise to the Board. Additionally, Ms. Mather’s numerous managerial positions and service on public company boards provides strategic, operational and corporate governance experience.

Also…

Ms. Mather previously served on the board of Shutterfly, Inc., a photography and image-sharing company from 2013 to 2019, Glu Mobile Inc., a publisher of mobile games from 2005 to 2021, Airbnb, Inc., an accommodations and experiences platform from 2018 to 2021, Arista Networks, Inc., a computer networking company from 2013 to 2022, Alphabet Inc. from 2005 to 2023 and Blend Labs, Inc., a financial services software company, from 2019 to 2024. She has also been an independent trustee to the board of trustees of Dodge & Cox Funds, a mutual fund, since May 2011. She received her M.A. from Cambridge University, and is an Honorary Fellow of Sidney Sussex College Cambridge.

Career Snapshot:

•

Executive Vice President and CFO of Pixar (1999-2004)

•

Executive Vice President and CFO of Village Roadshow Pictures (1999)

•

Various executive positions at The Walt Disney Company (1993-1999)

Elinor Mertz	INDEPENDENT DIRECTOR	Other Public Company Boards • DoorDash, Inc.
DIRECTOR SINCE: 2025	AGE: 49 COMMITTEES: AUDIT

Why this director is valuable to Netflix

Ms. Mertz has extensive experience as a public company financial professional and leader, which combined with her deep understanding of Netflix, uniquely position her to contribute to our strategic vision. Ms. Mertz has served as Chief Financial Officer at Airbnb, Inc., an accommodations and experiences platform, since March 2024. She previously served as Airbnb’s Vice President of Finance from 2019 to March 2024, and Head of Global Financial Planning & Analysis from 2013 to 2019. Prior to joining Airbnb in 2013, Ms. Mertz served as Vice President, Finance and Investor Relations at Netflix, where she held various finance roles from 2006 to 2013.

Also…

Ms. Mertz has served on the board of directors of DoorDash, Inc., a publicly-held food-delivery and local logistics platform, since July 2022 and Faire Wholesale, Inc., a privately-held e-commerce company, from 2022 to 2025. Ms. Mertz holds a B.A. in Science, Technology & Society from Stanford University, an M.A. in History from Stanford University, an M.I.A. (Master of International Affairs) from Columbia University, and an M.B.A. from the Stanford Graduate School of Business.

Career Snapshot:

•

Chief Financial Officer of Airbnb, Inc. (since 2024); Vice President of Finance (2019-2024); and Head of Global Financial Planning and Analysis (2013-2019)

•

Vice President, Finance and Investor Relations (2011-2013) at Netflix; various other finance positions (2006-2011)

NETFLIX 2026 PROXY STATEMENT | PROPOSAL 1: OUR BOARD OF DIRECTORS

11

Greg Peters	CO-CHIEF EXECUTIVE OFFICER AND PRESIDENT OF THE COMPANY AND DIRECTOR	Other Public Company Boards • None
DIRECTOR SINCE: 2023	AGE: 55 COMMITTEES: NONE

Why this director is valuable to Netflix

Mr. Peters, our co-Chief Executive Officer, has served in roles of increasing responsibility at Netflix since 2008, including Chief Operating Officer and Chief Product Officer. Mr. Peters brings to the Board a deep understanding of the Company’s business, including its technology and worldwide operations, as well as business acumen and executive leadership experience.

Also…

Greg previously held positions at digital entertainment software provider, Mediabolic Inc., Red Hat Network, the provider of Linux and Open Source technology, and online vendor Wine.com. He previously served on the boards of DoorDash, Inc. from 2022 to 2024, Highland Transcend Partners I Corp. from 2020 to 2022 and 2U, Inc. from 2018 to 2023. He holds a degree in physics and astronomy from Yale University.

Career Snapshot:

•

co-Chief Executive Officer (since January 2023); Chief Operating Officer (2020-January 2023) and Chief Product Officer (2017-January 2023) and other various executive positions at Netflix

•

Senior Vice President of consumer electronics products for Macrovision Solutions Corp. (later renamed Rovi Corporation), a technology company

Ambassador Susan Rice	INDEPENDENT DIRECTOR	Other Public Company Boards • None
DIRECTOR SINCE: 2023	AGE: 61 COMMITTEES: NOMINATING AND GOVERNANCE

Why this director is valuable to Netflix

As a former U.S. diplomat and United Nations Ambassador, National Security Advisor and Domestic Policy Advisor to the President, Ambassador Rice brings her unique experience and expertise in international affairs, global security, governmental and public policy matters to the Board.

Also…

Ambassador Rice was the 2024 Bernard and Susan Liautaud Visiting Fellow at Stanford University, Distinguished Visiting Research Fellow at American University’s School of International Service, Non-Resident Senior Fellow at the Belfer Center for Science and International Affairs at Harvard’s Kennedy School of Government, Visiting Fellow at Harvard University’s Institute of Politics, Senior Fellow at the Brookings Institution, and Contributing Opinion Writer for the New York Times. She has served on numerous boards, including the John F. Kennedy Center for the Performing Arts, Bureau of National Affairs, National Democratic Institute, and the US Fund for UNICEF. She was also a board member of Netflix from 2018 to 2021. Ambassador Rice earned her master’s degree and doctorate in international relations from Oxford University, where she was a Rhodes Scholar, and her Bachelor’s degree with honors from Stanford University.

Career Snapshot:

•

U.S. Domestic Policy Advisor (2021-2023)

•

U.S. National Security Advisor (2013-2017)

•

U.S. Permanent Representative to the United Nations (2009-2013)

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Assistant Secretary of State for African Affairs (1997-2001)

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Special Assistant to the President, National Security Council, The White House (1995-1997)

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Ted Sarandos	CO-CHIEF EXECUTIVE OFFICER AND PRESIDENT OF THE COMPANY AND DIRECTOR	Other Public Company Boards • Spotify Technology S.A.
DIRECTOR SINCE: 2020	AGE: 61 COMMITTEES: NONE

Why this director is valuable to Netflix

Mr. Sarandos, as co-Chief Executive Officer and former Chief Content Officer, has significant executive management and leadership experience and is integral to developing corporate strategy. His in-depth knowledge about Netflix and experience in the entertainment industry provide a unique business perspective to the Board.

Also…

Mr. Sarandos has been responsible for all content operations since 2000, and led the Company’s transition into original content production that began in 2013 with the launch of series such as House of Cards, Arrested Development and Orange is the New Black. With more than 20 years’ experience in home entertainment, he is recognized in the industry as an innovator in film acquisition and distribution and was named one of Time Magazine’s 100 Most Influential People of 2013. He is a Henry Crown Fellow at the Aspen Institute, a trustee of the American Film Institute, and on the boards of the Academy Museum of Motion Pictures and Exploring the Arts. Mr. Sarandos was awarded a CBE, (Commander of the British Empire) from King Charles in 2024, for extraordinary service to the creative industries in the United Kingdom.

Career Snapshot:

•

co-Chief Executive Officer (since 2020) and Chief Content Officer of Netflix (2000-January 2023)

•

Executive at video distributor ETD and Video City/West Coast video, a video rental retail chain

•

Producer/Executive Producer for award-winning and critically acclaimed documentaries and independent films including the Emmy-nominated Outrage and Tony Bennett: The Music Never Ends.

Brad Smith	INDEPENDENT DIRECTOR	Other Public Company Boards • None
DIRECTOR SINCE: 2015	AGE: 67 COMMITTEES: NOMINATING AND GOVERNANCE

Why this director is valuable to Netflix

With a leading role at Microsoft, Mr. Smith brings broad business and international experience on a variety of issues, including government affairs and public policy to the Board. Mr. Smith also brings experience playing a key role in representing Microsoft externally and in leading Microsoft’s work on a number of critical issues, involving the intersection of technology and society, including artificial intelligence, cybersecurity, privacy, accessibility, environmental sustainability and digital safety, among others, which provides additional expertise to the Board.

Also…

Mr. Smith holds a B.A. in international relations and economics from Princeton, a J.D. from Columbia University School of Law and also studied international law and economics at the Graduate Institute of International Studies in Geneva.

Career Snapshot:

•

Vice Chair and President of Microsoft (since 2021); he originally joined Microsoft in 1993

•

Associate and then Partner, Covington & Burling (1986-1993)

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Anne Sweeney	INDEPENDENT DIRECTOR	Other Public Company Boards • None
DIRECTOR SINCE: 2015	AGE: 68 COMMITTEES: COMPENSATION

Why this director is valuable to Netflix

Ms. Sweeney has held various senior positions with large entertainment companies, which provided her with broad strategic and operational experience. Her experience in the entertainment industry provides a unique business perspective to the Board as Netflix builds its global internet TV network.

Also…

Ms. Sweeney’s entertainment experience spans more than three decades, including her oversight of Disney’s cable, broadcast and satellite properties globally for 18 years. During that time, she was charged with launching and running over 118 Disney Channels in 164 countries in 34 languages, and had oversight over various ABC properties including ABC Television Network, ABC Studios and the Disney ABC Cable Networks Group. Prior to Disney, she was CEO of FX Networks, Inc. from 1993 to 1996 and spent more than 12 years at Viacom’s Nickelodeon Network. She holds an Ed. M. From Harvard University and a B.A. from the College of New Rochelle.

Career Snapshot:

•

Various executive positions at The Walt Disney Company from 1996 to 2015, including President of the Disney Channel (1996-1998), President of Disney/ABC Cable Networks (1996-2004), and Co-chair of Disney Media Networks (2004-2015)

•

Chairman and CEO of FX Networks, part of the Fox Entertainment Group/21st Century Fox (1993-1996)

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Board Skills and Experience

Our Board believes that having a diverse mix of directors with complementary skills, experience, and expertise is important to meeting its oversight responsibility. That diversity, combined with transparent and broad access to information and exposure to management beyond the executive officers, allows the Board to exercise effective management oversight and to ensure the care of our stockholders’ interests. Below are a number of skills that our Board members bring to Netflix. If an individual is not listed under a particular attribute, it does not signify a director’s lack of ability to contribute in such area.

Leadership

Experience leading an enterprise scale organization, resulting in a practical understanding of organizational behavior, processes, strategic planning, and risk management. Demonstrated strengths in developing talent, planning succession, and driving change and long-term growth.	Richard Barton Mathias Döpfner Reed Hastings Jay Hoag Leslie Kilgore Strive Masiyiwa Ann Mather	Elinor Mertz Greg Peters Ambassador Susan Rice Ted Sarandos Brad Smith Anne Sweeney

Strategy

Experience and expertise in identifying and developing opportunities for long-term value creation, including experience in driving innovation, opening markets, improving operations, identifying risks, and executing successfully.	Richard Barton Mathias Döpfner Reed Hastings Jay Hoag Leslie Kilgore Strive Masiyiwa Ann Mather	Elinor Mertz Greg Peters Ambassador Susan Rice Ted Sarandos Brad Smith Anne Sweeney

Finance & Accounting

Management or oversight of the finance function of an enterprise, resulting in proficiency in complex financial management, capital allocation, and financial reporting processes.	Richard Barton Mathias Döpfner Reed Hastings Jay Hoag	Leslie Kilgore Ann Mather Elinor Mertz Anne Sweeney

Entertainment & Media

Experience and expertise with the entertainment and media industry, resulting in a deep understanding of consumer expectations and innovations in content and delivery.	Richard Barton Mathias Döpfner Reed Hastings Leslie Kilgore	Ann Mather Greg Peters Ted Sarandos Anne Sweeney

Demographic Diversity(1)

Representation of gender, ethnic, race, geographic, cultural, or other perspectives that expand the Board’s understanding of the needs and viewpoints of our members, partners, employees, governments, and other stakeholders worldwide.	Mathias Döpfner Leslie Kilgore Strive Masiyiwa Ann Mather	Elinor Mertz Ambassador Susan Rice Anne Sweeney

(1)	Self-identified characteristics of our directors include race/ethnicity (2 directors) and/or gender (5 directors).

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Global Business & Government Relations

Expertise in global business cultures, consumer preferences, and government relations gained through local experience in international markets or senior positions overseeing public policy.	Mathias Döpfner Strive Masiyiwa Ann Mather Elinor Mertz	Greg Peters Ambassador Susan Rice Ted Sarandos Brad Smith

Technology

Experience and expertise in technology-related business or technology functions, resulting in knowledge of how to anticipate technological trends, understand and manage technology related risks, generate disruptive innovation, and extend or create new business models.	Richard Barton Reed Hastings Jay Hoag Strive Masiyiwa	Elinor Mertz Greg Peters Brad Smith

Marketing

Experience and expertise developing strategies to grow market share, package and position product offerings, build brand awareness and equity, and enhance enterprise reputation.	Richard Barton Leslie Kilgore	Ted Sarandos

Human Capital Management

Experience and expertise related to human resource issues such as attracting and retaining talent, succession planning, engagement of employees, and the development and evolution of culture, including the alignment of culture and long-term strategy.	Reed Hastings Greg Peters	Ted Sarandos

DIRECTOR INDEPENDENCE

The Board has determined that each of Messrs. Barton, Döpfner, Hoag, Masiyiwa and Smith, Mses. Kilgore, Mather, Mertz, and Sweeney and Ambassador Rice are independent under the applicable rules of the Securities and Exchange Commission (“SEC”) and the listing standards of the Nasdaq Stock Market; therefore, every member of the Audit Committee, Compensation Committee and Nominating and Governance Committee is an independent director in accordance with those standards. In addition, the Board determined that Mr. Haley was independent during the time he served on the Board.

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How We are Selected, Elected and Evaluated

Consideration of Director Nominees

Director Qualifications

In discharging its responsibilities to nominate candidates for election to the Board, the Nominating and Governance Committee has not specified any minimum qualifications for serving on the Board. However, the Nominating and Governance Committee endeavors to evaluate, propose and approve candidates with business experience, diversity, as well as personal skills and knowledge with respect to technology, finance, marketing, financial reporting and any other areas that may be expected to contribute to an effective Board. With respect to diversity, the committee may consider such factors as diversity in viewpoint, professional experience, education, international experience, skills and other individual qualifications and attributes that contribute to board heterogeneity, including characteristics such as gender, race, and national origin.

Identifying and Evaluating Nominees for Directors

The Nominating and Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. Candidates may come to the attention of the Nominating and Governance Committee through management, current Board members, stockholders or other persons. These candidates are evaluated at meetings of the Nominating and Governance Committee as necessary and discussed by the members of the Nominating and Governance Committee from time to time. Candidates may be considered at any point during the year.

The Nominating and Governance Committee considers properly submitted stockholder nominations for candidates for the Board. Following verification of the stockholder status of persons proposing candidates, recommendations are aggregated and considered by the Nominating and Governance Committee. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials are forwarded to the Nominating and Governance Committee. The Nominating and Governance Committee also reviews materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a stockholder.

Stockholder Nominees

The Nominating and Governance Committee considers properly submitted stockholder nominations for candidates for membership on the Board as described under “Identifying and Evaluating Nominees for Directors.” Any stockholder nominations proposed for consideration by the Nominating and Governance Committee should include the nominee’s name and qualifications for Board membership. In addition, they should be submitted within the time frame as specified under “Stockholder Proposals” and mailed to: Netflix, Inc., 121 Albright Way, Los Gatos, California 95032, Attention: Secretary, with a copy via email to stockholderproposals@netflix.com.

Our Bylaws provide a proxy access right for stockholders, pursuant to which a stockholder, or a group of up to 20 stockholders, owning at least three percent of outstanding shares of our common stock continuously for at least three years, may nominate and include in our annual meeting proxy materials director nominees constituting up to the greater of (a) two directors or (b) twenty percent of the Board, subject to certain limitations and provided that the stockholders and nominees satisfy the requirements specified in our Bylaws. Appropriately nominated proxy access nominees or nominees who comply with both our advance notice bylaw provisions and the SEC’s Rule 14a-19 will be included in the Company’s proxy statement and ballot.

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Our Board Evaluation Process

Our Board periodically conducts a self-evaluation to help assure and enhance its performance. This process is overseen by the Nominating and Governance Committee, and typically involves interviews of each director by our Chief Legal Officer. Feedback is sought primarily in the following areas: (a) the Board’s effectiveness, structure, culture and composition, (b) the quality of and access to information shared with the Board about our business and (c) performance of the directors and quality of Board discussions.

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How We Govern and are Governed

Our Approach to Corporate Governance

Corporate Governance Philosophy

Netflix operates in a highly competitive industry and has been in a state of constant innovation since inception. We have redefined how people watch video entertainment—first through DVD-by-mail, then streaming video, and now as one of the world’s leading entertainment services. We compete with a broad set of activities for consumers’ leisure time including other entertainment video providers, such as linear television, streaming entertainment providers (including those that provide pirated content), video gaming providers, open content platform providers, which provide access to user-generated and professionally produced content, and more broadly against other sources of entertainment, such as social media, that our members could choose in their moments of free time, and we expect our industry to remain highly competitive as this dynamic market continues to evolve and entertainment companies all around the world develop their own streaming offering.

Our corporate governance structure is built against this backdrop. Governance, in this context, means finding the right balance of rights and responsibilities among stockholders, the Board, and management, and ensuring that there are appropriate checks and balances in place. With the rapid evolution of technology and the changing media landscape, we are continually adjusting our service to meet the dynamic needs and desires of our consumers. Our governance structure is built to help us to do that.

Corporate Governance Practices and Stockholder Rights

We seek to implement corporate governance practices and stockholder rights to align with the long-term interests of stockholders and have adopted the following:

•	One share, one vote: We have a single class of shares with each share entitled to one vote.

•	Majority voting standard: We have a majority voting standard in uncontested director elections.

•	Annual director elections: All directors are elected annually for a one-year term.

•	Elimination of supermajority voting: We eliminated supermajority voting provisions in our Charter and Bylaws.

•

Proxy Access: A group of up to 20 stockholders, owning at least 3% of shares continuously for at least three years may nominate up to two directors or 20% of the Board (whichever is greater) for inclusion in our proxy statement.

•	Stockholder right to call a special meeting: Stockholders holding a not less than 20% net-long position in the Company continuously for at least one year may call a special meeting.

•

Director resignation policy: Any incumbent director who fails to receive a majority of votes cast in an uncontested election must tender their resignation to the Board. The Nominating and Governance Committee must then make a recommendation to the Board regarding whether to accept or reject the resignation or take other action. The Board will act on the Nominating and Governance Committee’s recommendation and publicly disclose its decision and the rationale within 90 days from the date the election results are certified.

•

Policy on directors’ service on other public company boards: Our corporate governance guidelines provide that the Netflix co-CEOs may not serve on more than one board of other public companies in addition to the Company’s Board, and that directors other than the co-CEOs, may not serve on more than four boards of other public companies in addition to the Company’s Board.

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•

Stock ownership requirements: Our stock ownership guidelines require that, within five years of 2024 or, for future executive officers, within five years of first becoming a Netflix Rule 3b-7 executive officer, each executive officer own at least a number of shares equal to a multiple of the executive officer’s base salary: 6x base salary for the co-CEOs and 3x base salary for the other executive officers.

Stockholder Engagement and Responsive Feedback

We are dedicated to engaging with our stockholders to solicit their views on a wide variety of issues, including corporate governance, environmental and social matters, executive compensation and other matters. We proactively engage with our stockholders throughout the year, and directors regularly participate in these discussions.

Over the past several years, in response to stockholder feedback, and as part of our ongoing evaluation of best practices, the Board has incorporated enhancements to our disclosures and corporate governance practices. A few highlights are below.

•

Executive Compensation Program Changes: We significantly evolved our executive compensation program effective in 2023 and 2024 in response to stockholder feedback. At the 2024 annual meeting of stockholders, our say-on-pay proposal received 82.2% support, which reflects a meaningful improvement over the prior year’s vote, and in 2025, our say-on-pay proposal received 85.3% support. We believe this is an acknowledgment of the significant changes made to our executive compensation program in response to stockholder feedback. For further details on our executive compensation program, please see the section entitled “Compensation Discussion and Analysis.”

•	Corporate Governance:

•

In 2022, we made a number of corporate governance changes in response to stockholder feedback, including the removal of supermajority voting provisions, providing stockholders the ability to call special meetings, phased-in declassification of the Board and changing the voting standard for our directors in uncontested elections.

•

In 2024, we adopted corporate governance guidelines, which in conjunction with our Charter and Bylaws, provide the framework pursuant to which the Board oversees the Company’s business in accordance with its fiduciary responsibilities. The corporate governance guidelines address various issues such as board composition, director qualifications, board terms, board responsibilities and procedures, among other items. In particular, the corporate governance guidelines include a policy for directors’ service on other public company boards. Namely, our co-CEOs may not serve on more than one board of other public companies in addition to the Netflix board, and directors other than the co-CEOs may not serve on more than four boards of other public companies in addition to the Netflix board.

•	We also adopted a Human Rights Statement in 2024.

•

Transparency: We have published annually an ESG Report that covers our ESG information for the prior year. We also post our Political Activities Disclosures and EEO-1 reports on our investor relations website.

2025 Stockholder Proposals

At our 2025 annual meeting, stockholders presented five proposals for a vote. While these proposals did not receive majority support from our stockholders, the Board considers the voting outcome of all proposals and the feedback stockholders provide during engagement. Stockholders provided feedback regarding the proposal to lower the special meeting threshold, conveying mixed views on the requested 15% threshold. With regard to the proposal requesting a climate transition plan, stockholders acknowledged that we already provide transparent climate-related disclosures and recognized that the regulatory landscape was evolving.

Engagement following 2025 Annual Meeting

Cumulatively, since the 2025 annual meeting, we invited 25 stockholders, representing approximately 55% of our shares outstanding as of December 31, 2025 to engage and provide feedback. We met with 22 stockholders, collectively representing approximately 45% of our shares outstanding, including stockholders who reached out to Netflix for engagement. Members of the Netflix Legal and Investor Relations teams participated in all stockholder meetings, and directors participated in

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approximately 45% of the engagements, meeting with stockholders representing approximately 38% of shares outstanding. We also engaged with the proxy advisory firm, Institutional Shareholder Services.
Our engagement discussions following the 2025 annual meeting covered a wide range of issues, including corporate governance, strategic priorities, performance, and environmental and social matters, as well as the previously proposed acquisition of Warner Bros. Discovery, Inc. Stockholders asked questions about our use and governance of generative AI, human capital management, climate strategy, board composition, the Board’s rejection of Jay Hoag’s resignation, executive compensation, data privacy, cybersecurity, as well as stockholder proposals.
The Role of the Board in Risk Oversight
The Board’s role in our risk oversight process includes reviewing and discussing with members of management areas of material risk to the Company, including overall enterprise, strategic, operational, financial and legal risks. The Board oversees the Company’s ESG efforts. The Board also oversees succession planning. The Board receives regular updates from management, typically in the form of an interactive memo, where directors ask questions to management, and further discuss matters at meetings. Each of the committees oversee various ESG matters, depending on the specific issues. Committees report to the full Board regarding their respective considerations and actions.

Board The Board as a whole oversees matters related to enterprise, strategic, operational, financial and legal risk and the Company’s ESG efforts.
Nominating and Governance Committee Primary committee responsible for Board structure, governance and director independence, as well as assisting the Board in overseeing ESG matters	Audit Committee Oversees matters of financial and legal risk, including cybersecurity risk	Compensation Committee Oversees risks related to compensation issues

   Company management

The executive team, led by our
co-CEOs,
supervises
day-to-day
risk management processes, including identifying, assessing, monitoring, managing and mitigating significant business risks. Company management reports to the Board on an annual basis, or more frequently if needed, on top areas of risk.

Code of Ethics
We have adopted a Code of Ethics for our directors, officers and other employees. A copy of the Code of Ethics is available on our Investor Relations website at
ir.netflix.net/governancedocs
. Any changes to or waivers of the Code of Ethics will be posted at that website.
Insider Trading Policy
We have adopted an Insider Trading Policy which governs transactions in our securities by the Company and our directors, officers, employees, consultants, and contractors, which we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the Company. A copy of our insider trading policy is filed as Exhibit 19.1 to our Annual Report on Form
10-K
for the year ended December 31, 2025.

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21

How We are Organized

Board Meetings and Committees

The Board held six meetings during 2025. Each Board member attended at least 75% of the aggregate of the total number of Board meetings and meetings of the Board committees.

As of the date of this Proxy Statement, the Board has three standing committees: (1) the Compensation Committee; (2) the Audit Committee; and (3) the Nominating and Governance Committee.

Compensation Committee

The Compensation Committee of the Board consists of three non-employee directors: Mr. Döpfner and Mses. Kilgore (Chair) and Sweeney. Mr. Haley served as the Chair of the Compensation Committee through June 5, 2025, and Ms. Kilgore moved from the Audit Committee to serve as the Chair of the Compensation Committee in June 2025. Each member of the Compensation Committee is independent in compliance with the rules of the SEC and the listing standards of the Nasdaq Stock Market as they pertain to Compensation Committee members. Each of the Compensation Committee members is also a non-employee director under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Compensation Committee reviews and approves all forms of compensation to be provided to our executive officers and directors. For a description of the role of the executive officers in recommending compensation and the role of any compensation consultants, please see the section entitled “Compensation Discussion and Analysis” below. The Compensation Committee held three meetings in 2025. Each member attended all the Compensation Committee meetings held in 2025.

The Report of the Compensation Committee is included in this Proxy Statement. In addition, the Board has adopted a written charter for the Compensation Committee, which is available on our Investor Relations website at ir.netflix.net/governancedocs.

Audit Committee

The Audit Committee of the Board consists of three non-employee directors: Mr. Barton, and Mses. Mather (Chair) and Mertz (from June 2025), each of whom is independent in compliance with the rules of the SEC and the listing standards of the Nasdaq Stock Market as they pertain to audit committee members. Ms. Kilgore served on the Audit Committee until June 2025, when she moved to serve as the Chair of the Compensation Committee. The Board has determined that Ms. Mather is an audit committee financial expert as defined by Item 407(d)(5)(ii) of Regulation S-K.

The Audit Committee engages the Company’s independent registered public accounting firm, reviews the Company’s financial controls, evaluates the scope of the annual audit, reviews audit results, consults with management and the Company’s independent registered public accounting firm prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of the Company’s internal accounting controls and financial affairs. The Audit Committee met seven times in 2025. Each member attended all of the Audit Committee meetings held in 2025.

The Report of the Audit Committee is included in this Proxy Statement. In addition, the Board has adopted a written charter for the Audit Committee, which is available on our Investor Relations website at ir.netflix.net/governancedocs.

Nominating and Governance Committee

The Nominating and Governance Committee of the Board consists of four non-employee directors, Messrs. Hoag (Chair), Smith and Masiyiwa, and Ambassador Rice. Each director serving on the Nominating and Governance Committee is independent under the listing standards of the Nasdaq Stock Market.

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The Nominating and Governance Committee reviews and approves candidates for election and to fill vacancies on the Board, including re-nominations of members whose terms are due to expire, and reviews and provides guidance to the Board on corporate governance matters. The Nominating and Governance Committee met four times in 2025. Each member attended all the Nominating and Governance Committee meetings held in 2025, other than Mr. Hoag, who did not attend the Nominating and Governance Committee meeting convened to consider his resignation. Mr. Hoag attended all other Board and Nominating and Governance Committee meetings.

The Board has adopted a written charter for the Nominating and Governance Committee, which is available on our Investor Relations website at ir.netflix.net/governancedocs.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our Board or Compensation Committee. No member of our Board is an executive officer of a company in which one of our executive officers serves as a member of the board of directors or compensation committee of that company.

In 2025, the Compensation Committee consisted of Messrs. Döpfner and Haley (through June 5, 2025), and Mses. Sweeney and Kilgore (from June 2025), none of whom is currently or was formerly an officer or employee of the Company, other than Ms. Kilgore, who served as the Company’s chief marketing officer from 2000-2012. None of Messrs. Döpfner or Haley or Mses. Sweeney or Kilgore had a relationship with the Company that required disclosure under Item 404 of Regulation S-K. In addition to Messrs. Döpfner and Haley, and Mses. Sweeney and Kilgore, our co-CEOs and Chief Talent Officer participated in the executive compensation process for the year ended December 31, 2025 as described below in the section entitled “Compensation Discussion and Analysis.”

Policy Regarding Director Attendance at the Annual Meeting

Our policy regarding directors’ attendance at the annual meetings of stockholders and their attendance record at last year’s annual meeting of stockholders can be found on our Investor Relations website at ir.netflix.net/governancedocs.

The Board’s Leadership Structure

Reed Hastings, the co-founder and former co-CEO and President of the Company, currently serves as the Chairman of the Board. The Board determined that Mr. Hastings is best situated to serve as the Chairman given his role as the founder and former CEO. The co-CEOs also serve on the Board. The Board has appointed Jay Hoag as its lead independent director. Mr. Hastings has informed the Company of his decision not to stand for re-election at the Annual Meeting. In light of this decision, the Board will evaluate and determine the Board’s leadership structure. As lead independent director, Mr. Hoag’s responsibilities include:

•	coordinating the activities of the independent directors, and authorization to call meetings of the independent directors;

•	coordinating with the Chairman, Chief Executive Officer(s) and Corporate Secretary, as appropriate, in helping set the agenda for Board meetings, including suggestions from other members of the Board;

•	chairing executive sessions of the independent directors;

•	providing feedback and perspective to the Chairman and Chief Executive Officer(s) about discussions among the independent directors;

•	helping facilitate communication among the Chairman, Chief Executive Officer(s) and the independent directors;

•	presiding at Board meetings where the Chairman is not present; and

•	performing other duties assigned from time to time by the Board.

•

In addition, the Board maintains effective independent oversight through a number of governance practices, including, open and direct communication with management, input on meeting agendas, periodic performance evaluations and regular executive sessions.

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How to Communicate with Us

Communications with the Board

We provide a process for stockholders to send communications to the Board through the email address board@netflix.com. Information regarding stockholder communications with the Board can be found on the Company’s Investor Relations website at ir.netflix.net/governancedocs.

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How We are Paid

In 2025, our directors, other than Ambassador Rice (as described below) did not receive cash for services they provide as directors or members of Board committees but may be reimbursed for their reasonable expenses for attending Board and Board committee meetings. Each non-employee director received stock options pursuant to the Director Equity Compensation Plan. The Director Equity Compensation Plan provides for a monthly grant of stock options to non-employee directors of the Company in consideration for services provided to us and subject to the terms and conditions of our equity compensation plans.

Ambassador Rice previously received an annual cash retainer for her board service, but transitioned to receive stock options pursuant to the Director Equity Compensation Plan in February 2025. She received a cash retainer in the amount of $25,000 in January 2025.

We believe that for our Company, compensating directors with options is appropriate and creates the right incentives and long-term value alignment with stockholders. Without long-term value creation, directors are not compensated as the intrinsic value of options on dates of grant is zero.

The actual number of options granted each month to each of our directors is determined by the following formula: $25,000 / ([fair market value on the date of grant] x 0.40). Each monthly grant is made on the first trading day of the month, is fully vested upon grant and is exercisable at a strike price equal to the fair market value on the date of grant.

Effective April 17, 2025, Mr. Hastings transitioned from Executive Chairman to Chairman of the Board and a non-executive director. Mr. Hastings began receiving compensation as a non-executive director beginning in May 2025 and such compensation is reflected in the Summary Compensation Table.

The table below sets forth information concerning the compensation of our other non-employee directors during 2025.

Compensia, Inc. (“Compensia”) annually advises the Board on our Board compensation program for the upcoming year, based on a comparison against our peer group’s board compensation programs and other compensation-related developments. We have not made any changes to the compensation program for our Board since 2016.

The following table summarizes the compensation paid to all Board members for the year ended December 31, 2025, other than Reed Hastings, Greg Peters and Ted Sarandos whose compensation is reflected in the Summary Compensation Table:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)

Richard N. Barton	—	407,877	407,877	(2)

Mathias Döpfner	—	407,877	407,877	(3)

Timothy M. Haley(4)	—	205,211	205,211	(5)

Jay C. Hoag	—	407,877	407,877	(6)

Leslie Kilgore	—	407,877	407,877	(7)

Strive Masiyiwa	—	407,877	407,877	(8)

Ann Mather	—	407,877	407,877	(9)

Elinor Mertz(10)		202,032	202,032	(11)

Susan E. Rice	25,000	373,592	398,592	(12)

Bradford L. Smith	—	407,877	407,877	(13)

Anne M. Sweeney	—	407,877	407,877	(14)

(1)

Option awards reflect the monthly grant of stock options to each non-employee director on the dates and at the aggregate grant date fair values computed in accordance with FASB ASC Topic 718 as shown below. Only options to purchase whole shares are granted with any remaining amount of the grant value carried over to the next monthly grant. For a discussion of the assumptions made in the valuation reflected in the Option Awards column, see footnote 2 to the Summary Compensation Table.

NETFLIX 2026 PROXY STATEMENT | PROPOSAL 1: OUR BOARD OF DIRECTORS

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Grant Date	Fair Value ($)

1/2/2025	34,113

2/3/2025	33,946

3/3/2025	33,765

4/1/2025	34,443

5/1/2025	34,520

6/2/2025	34,424

7/1/2025	33,961

8/1/2025	33,521

9/2/2025	33,175

10/1/2025	34,264

11/3/2025	33,385

12/1/2025	34,360

(2)	Aggregate number of option awards outstanding held by Mr. Barton at December 31, 2025 was 145,211.
(3)	Aggregate number of option awards outstanding held by Mr. Döpfner at December 31, 2025 was 66,361.
(4)	Mr. Haley served on the Board through June 5, 2025.
(5)	Aggregate number of option awards outstanding held by Mr. Haley at December 31, 2025 was 218,670.
(6)	Aggregate number of option awards outstanding held by Mr. Hoag at December 31, 2025 was 16,341.
(7)	Aggregate number of option awards outstanding held by Ms. Kilgore at December 31, 2025 was 101,971.
(8)	Aggregate number of option awards outstanding held by Mr. Masiyiwa at December 31, 2025 was 38,901.
(9)	Aggregate number of option awards outstanding held by Ms. Mather at December 31, 2025 was 120,731.
(10)	Ms. Mertz was appointed to the Board on June 22, 2025.
(11)	Aggregate number of option awards outstanding held by Ms. Mertz at December 31, 2025 was 3,212.
(12)	Aggregate number of option awards outstanding held by Ambassador Rice at December 31, 2025 was 6,230.
(13)	Aggregate number of option awards outstanding held by Mr. Smith at December 31, 2025 was 260,141.
(14)	Aggregate number of option awards outstanding held by Ms. Sweeney at December 31, 2025 was 90,071.

PROPOSAL 1: OUR BOARD OF DIRECTORS | NETFLIX 2026 PROXY STATEMENT

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Certain Relationships and Related Transactions

Agreements with Directors and Executive Officers

We have entered into indemnification agreements with each of our directors and executive officers. These agreements require us to indemnify such individuals, to the fullest extent permitted by Delaware law, for certain liabilities to which they may become subject as a result of their affiliation with us.

In 2025, Mr. Sarandos’ son, a working film editor, was engaged to serve as an editor on various Netflix content productions. His total compensation in fiscal year 2025 exceeded the $120,000 reporting threshold. The compensation he received was consistent with the level and type of compensation provided to other employees in similar positions and in accordance with relevant union fee rates.

In 2025, Mr. Sarandos’ wife, an award-winning producer, was engaged to serve as a producer on two Netflix content productions. The compensation structures for her engagements were consistent with industry practice and with the compensation of other producers on the same productions. For producers that work on Netflix productions, compensation structure varies depending on the production, and other than any development fee that may be applicable, producer fees are contingent upon a production being greenlit. For one production, she is eligible to be compensated up to $500,000, contingent upon the production meeting certain milestones. To date, she has received $6,250 on this production. For a second production, she is eligible to be compensated up to $800,000, contingent upon the production meeting certain milestones. To date, she has not received any compensation on the second production. To the extent either one or both of the productions are not greenlit, she may not receive any further compensation.

Procedures for Approval of Related Party Transactions

We have a written policy concerning the review and approval of related party transactions. Potential related party transactions are identified through an internal review process that includes a review of payments made in connection with transactions in which related persons may have had a direct or indirect material interest. Those transactions that are determined to be related party transactions under Item 404 of Regulation S-K are submitted for review by the Audit Committee for approval and to conduct a conflicts-of-interest analysis. The individual identified as the “related party” may not participate in any review or analysis of the related party transaction.

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The Audit Committee of the Board has selected Ernst & Young LLP (“EY”), an independent registered public accounting firm, to audit the financial statements of the Company for the year ending December 31, 2026. We are submitting its selection of EY for ratification by the stockholders at the Annual Meeting. A representative of EY is expected to be present at the Annual Meeting, will have the opportunity to make a statement and is expected to be available to respond to appropriate questions. EY has served as our independent registered public accounting firm since March 21, 2012. Neither applicable law nor our Bylaws require that stockholders ratify the selection of EY as our independent registered public accounting firm. However, we are submitting the selection of EY to stockholders for ratification as a matter of good corporate practice. If stockholders do not ratify the selection, the Audit Committee will reconsider whether to retain EY. Even if the selection is ratified, the Audit Committee, at its discretion, may change the appointment at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

Principal Accountant Fees and Services

During 2025 and 2024, fees for services provided by EY were as follows (in thousands):

	2025	2024

Audit Fees	$8,502	$8,094

Audit-Related Fees	395	325

Tax Fees	3,042	2,558

All Other Fees	—	—

Total	$11,939	$10,977

Audit Fees include amounts related to the audit of our annual financial statements and internal control over financial reporting, and quarterly review of the financial statements included in our Quarterly Reports on Form 10-Q. Audit fees also include amounts related to accounting consultations and fees for statutory audit filings.

Audit-Related Fees include fees related to assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, including attestation services that are not required by statute or regulation.

Tax Fees include fees billed for tax compliance, tax advice and tax planning services.

There were no other fees billed by EY for services rendered to us, other than the services described above, in 2025 and 2024.

The Audit Committee has determined that the rendering of non-audit services by EY was compatible with maintaining their independence.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. During 2025, services provided by EY were pre-approved by the Audit Committee in accordance with this policy.

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Required Vote

The affirmative vote of the majority of the shares present or represented by proxy at the meeting and entitled to vote on the proposal is required for ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The vote is an advisory vote, and therefore not binding.

Netflix Recommendation

The Board unanimously recommends that the stockholders vote “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

PROPOSAL 2: OUR AUDITORS | NETFLIX 2026 PROXY STATEMENT

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Report of the Audit Committee of the Board

The Audit Committee engages and supervises the Company’s independent registered public accounting firm and oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the preparation of financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Company’s annual report on Form 10-K for the year ended December 31, 2025 with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments made by management and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with Ernst & Young LLP (“EY”), the Company’s independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States of America, its judgments as to the quality of the Company’s accounting principles and the other matters required to be discussed with the Audit Committee under the auditing standards generally accepted in the United States of America, including the matters required by the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission (the “SEC”). In addition, the Audit Committee has discussed with EY its independence from management and the Company and has received the written disclosures and the letter regarding EY’s communications with the Audit Committee concerning independence as required by PCAOB rules.

The Audit Committee also reviewed the fees paid to EY during the year ended December 31, 2025 for audit and non-audit services, which fees are described under the heading “Principal Accountant Fees and Services.” The Audit Committee has determined that the rendering of all non-audit services by EY were compatible with maintaining its independence.

The Audit Committee discussed with EY the overall scope and plans for its audit. The Audit Committee met with EY, with and without management present, to discuss the results of its examinations, its evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.

Audit Committee of the Board

Richard N. Barton

Ann Mather

Elinor Mertz

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Our Executive Officers as of April 16, 2026 are as follows:

Executive Officers	Age	Position

David Hyman	60	Chief Legal Officer and Secretary

Spencer Neumann	56	Chief Financial Officer

Greg Peters	55	co-Chief Executive Officer and President

Ted Sarandos	61	co-Chief Executive Officer and President

Clete Willems	46	Chief Global Affairs Officer

For more information about Messrs. Peters and Sarandos, see “Proposal 1: Our Board of Directors—Election of Directors—Who We Are.” Information about our other executive officers is set forth below:

David Hyman	CHIEF LEGAL OFFICER
AGE: 60

About:

As Chief Legal Officer, David is responsible for all legal matters for the Company. He also serves as the Company’s Secretary.

Also...

David practiced law at Morrison & Foerster in San Francisco and Arent Fox in Washington, DC. He earned his JD and Bachelor’s degrees from the University of Virginia.

Career Snapshot:

•

Chief Legal Officer and Secretary of Netflix (since 2002)

Prior:

•

General Counsel of Webvan, an online internet retailer

Spencer Neumann	CHIEF FINANCIAL OFFICER
AGE: 56

About:

Spencer was named CFO of Netflix in January of 2019, utilizing his finance, strategy, and accounting experience in media, entertainment and service oriented companies to continue to build on the company’s track record of success and innovation.

Also...

Spencer also worked at the private equity firms of Providence Equity Partners and Summit Partners. Additional positions at The Walt Disney Company, which he initially joined in 1992, included executive vice president of the ABC Television Network and CFO of the Walt Disney Internet Group. Spencer holds both a B.A. in economics and an M.B.A. from Harvard University.

Career Snapshot:

•

CFO of Netflix (since 2019)

•

Director of Adobe, Inc. (since 2021)

Prior:

•

CFO of Activision Blizzard, a video gaming company (2017-2019)

•

CFO and executive vice president of Global Guest Experience of Walt Disney Parks and Resorts, among other positions at the Walt Disney Company, a diversified multinational media and entertainment company (2012-2017)

NETFLIX 2026 PROXY STATEMENT | OUR COMPANY: EXECUTIVE OFFICERS

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Clete Willems	CHIEF GLOBAL AFFAIRS OFFICER
AGE: 46

About:

Clete Willems joined Netflix as Chief Global Affairs Officer in April 2025 and leads the Company’s strategic engagement with governments around the world.

Also...

Clete is a former partner at the law firm Akin Gump Strauss Hauer & Feld. He has extensive government experience, including in the White House during the first Trump Administration, the Office of the U.S. Trade Representative, and the U.S. Congress. Clete holds a B.S. in chemical engineering from the University of Notre Dame and a J.D. from Georgetown University Law Center.

Career Snapshot:

•

Chief Global Affairs Officer of Netflix (since April 2025)

Prior:

•

Partner, Akin Gump Strauss Hauer & Feld (2019-2025)

•

Deputy Assistant to the President for International Economics and Deputy Director of the National Economic Council, White House (2017-2019)

•

Chief Counsel for Negotiations, Litigation, and Administrative Law, USTR (2009-2017)

•

Legislative Director and Counsel, Office of Congressman Paul Ryan and House Budget Committee (2002-2009)

There are no family relationships among any of our directors, nominees for director and Executive Officers.

OUR COMPANY: EXECUTIVE OFFICERS | NETFLIX 2026 PROXY STATEMENT

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As required by section 14A of the Exchange Act (“Section 14A”), as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), we are providing our stockholders with the opportunity to cast a non-binding advisory vote to approve the compensation of our Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the SEC (also referred to as “say-on-pay”).

We currently hold our advisory say-on-pay vote every year. Stockholders will have an opportunity to cast an advisory vote on the frequency of say-on-pay votes at least every six years. We currently expect that the next advisory vote on the frequency of the say-on-pay votes will occur at the 2029 annual meeting of stockholders.

We encourage stockholders to read the Compensation Discussion and Analysis section of this Proxy Statement for an overview of our executive compensation philosophy and program, which is designed to attract and retain outstanding performers. Our compensation practices are guided by market rates and tailored to account for the specific needs and responsibilities of the particular position, as well as the performance and unique qualifications of the individual employee, rather than by seniority.

The Compensation Committee believes our compensation structure helps attract and retain top talent to support our growth, incentivizes our Named Executive Officers to execute on strategies aimed at achieving long-term success and aligns with stockholder interests.

Required Vote

The affirmative vote of the majority of the shares present or represented by proxy at the meeting and entitled to vote on the proposal is required to approve the compensation of our Named Executive Officers disclosed in this Proxy Statement. The vote is an advisory vote, and therefore not binding.

Netflix Recommendation

The Board unanimously recommends that the stockholders vote “FOR” approval of our Named Executive Officer compensation disclosed in this Proxy Statement.

OUR PAY: ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION | NETFLIX 2026 PROXY STATEMENT

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2025 Named Executive Officers

This Compensation Discussion and Analysis describes the compensation program for our Named Executive Officers listed below, and the titles reflect the positions held by each Named Executive Officer on December 31, 2025.

•	Ted Sarandos, co-Chief Executive Officer and President

•	Greg Peters, co-Chief Executive Officer and President

•	Reed Hastings, former Executive Chairman of the Board(1)

•	Spencer Neumann, Chief Financial Officer

•	David Hyman, Chief Legal Officer

•	Clete Willems, Chief Global Affairs Officer(2)

Messrs. Sarandos, Peters, Hastings (through April 2025), Neumann, Hyman and Willems (from April 2025) were the only individuals who served as executive officers as defined under Rule 3b-7 (“Executive Officers”) of Netflix during 2025.

(1)	Effective April 17, 2025, Mr. Hastings transitioned from Executive Chairman to Chairman of the Board and a non-executive director.
(2)	Mr. Willems joined Netflix as the Chief Global Affairs Officer effective April 28, 2025.

Our Company and 2025 Performance

Netflix is one of the world’s leading entertainment services offering TV series, films, games and live programming across a wide variety of genres and languages. In 2025, we met or exceeded all of our financial objectives. We finished the year with approximately $45.2 billion in revenue, compared to $39 billion in revenue in the prior year, representing an increase of approximately 16%. Operating margin for 2025 was approximately 29.5%, compared to 26.7% in the prior year. Advertising revenue grew more than 2.5x to over $1.5 billion. These achievements informed bonus payouts of approximately 117.57% of the total target bonus opportunity for each of our Named Executive Officers, as further discussed under the heading “2025 Annual Performance-Based Cash Bonus Program” below. In addition, the Company achieved a relative total shareholder return (compared to constituents of the S&P 500) at the 92nd percentile for the two-year performance period applicable to the second tranche of performance-based restricted stock unit (“PSU”) awards granted in 2024, leading such tranche to vest at 200% of target.

2025 Leadership Changes

In April 2025, as part of the natural evolution of our leadership structure and executive planning, Reed Hastings transitioned from Executive Chairman to Chairman of the Board and a non-executive director. In connection with his transition, Mr. Hastings forfeited all of his then-outstanding 8,610 unvested PSU awards and 7,710 unvested restricted stock unit (“RSU”) awards, which had a value of approximately $827,963 and $741,417, respectively, based on the closing price on April 16, 2025. He also forfeited the opportunity to earn an annual cash bonus under the 2025 Annual Performance-Based Cash Bonus Program.

In April 2025, we also appointed Clete Willems to the position of Chief Global Affairs Officer. Mr. Willems’ background in policy strategy and international relations will be key in guiding our global efforts and advocating for policies that support our continued investment, innovation and growth strategies. The Compensation Committee approved a sign-on compensation package for Mr. Willems in consultation with Compensia, the Compensation Committee’s independent compensation consultant, and the co-CEOs, taking into consideration the strategic importance of his role and our compensation philosophy. Accordingly, the Compensation Committee provided appropriate, market-competitive compensation to induce Mr. Willems to join Netflix and set his total target compensation at $7 million, as detailed below. The Compensation Committee approved a new hire RSU award, which vests quarterly over three years, and a sign-on bonus, payable in two installments, for Mr. Willems to provide take-home compensation in the first two years of his employment approximating an annualized $7 million total target compensation, in light of the three-year vesting schedule for his annual RSU and PSU awards. Mr. Willems’ total target compensation was sized relative to compensation paid to similarly situated executives and was structured in recognition of the importance of creating meaningful, immediate alignment with our stockholders’ interests through long-term equity incentives. The table below outlines Mr. Willems’ compensation opportunities awarded for fiscal 2025.

COMPENSATION DISCUSSION AND ANALYSIS | NETFLIX 2026 PROXY STATEMENT

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Clete Willems, Chief Global Affairs Officer, effective April 28, 2025

Annual Base Salary	$1,200,000

Target Bonus under the Performance-Based Cash Bonus Program	$2,400,000 (200% of base salary), with actual amount earned for 2025 to be prorated relative to Mr. Willems’ start date

Target Annual Long-Term Incentive Award

$3,400,000 (target dollar value), awarded 50% as RSUs and 50% as PSUs

► RSUs vest ratably on a quarterly basis through the end of 2027

► PSUs vest, if at all, on the same basis as our 2025 PSUs awarded to all Named Executive Officers, described herein, for the three-year performance period ending December 31, 2027

New-Hire Long-Term Incentive Award	$4,000,000 (target dollar value), awarded in RSUs vesting ratably on a quarterly basis over three years, with a first vesting date on May 3, 2025 (or, to the extent it is not a trading day, the first trading day thereafter)

Sign-On Bonus

$4,250,000, awarded in cash in two installments:

► $2,750,000 payable within 30 days of hire, and subject to repayment in full upon Mr. Willems’ resignation or termination for cause, as defined in the Netflix Executive Officer Severance Plan, before the one-year anniversary of hire

► $1,500,000 payable within 30 days of Mr. Willems’ one-year anniversary of hire, and subject to repayment in full upon Mr. Willems’ resignation or termination for cause, as defined in the Netflix Executive Officer Severance Plan, before the two-year anniversary of hire

2025 Say-on-Pay Vote and Stockholder Engagement

At our 2025 annual meeting, our say-on-pay proposal received the support of over 85% of votes cast. We believe this result reflects stockholders’ continued support for our executive compensation program and updated program design as initially introduced for the 2024 executive compensation program.

As part of our ongoing dialogue with our stockholders, which provides key input into the Compensation Committee’s considerations regarding our approach to executive compensation, we continued our outreach efforts since the last annual meeting as outlined under our heading, “Netflix 2025 Year in Review–Stockholder Engagement.” Feedback on the executive compensation structure was generally positive, with some investors inquiring about any potential future changes to the program. We view the say-on-pay vote as a meaningful opportunity to receive feedback from our stockholders about our executive compensation program. Given the strong support for our program as expressed through the 2025 vote, we did not make any significant changes to our 2026 program design in response to this vote outcome. The Board and the Compensation Committee will continue to consider the results of the say-on-pay vote, as well as stockholder feedback received throughout the year, when making decisions on the design of our executive compensation program.

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Compensation Philosophy

The Compensation Committee has designed our compensation program to achieve the following objectives:

•

Attract and Retain Top Talent: We operate in a highly dynamic industry where the market for talent is extremely competitive. We rely on our Named Executive Officers to execute on the Company’s strategies and initiatives for long-term success. To attract and retain top talent, we aim to provide highly competitive compensation packages for all our key positions, including our Named Executive Officers, and pay employees at their personal top of market.

•

Pay for Performance: The Compensation Committee sought to tie a significant portion of each Named Executive Officer’s total target compensation to Company performance, both in the short and long term, to incentivize execution on our strategy.

•

Align with Stockholder Interests: The 2025 compensation structure is intended to promote strong alignment with stockholders’ interests by emphasizing performance-based incentives and long-term equity awards with multi-year vesting or performance requirements.

Determining Executive Compensation

We aim to pay employees at their personal top of market. We believe this helps us attract and retain the most talented employees from around the globe. To establish the personal top of market for each of our Named Executive Officers, the Compensation Committee (a) reviews and considers the performance of each Named Executive Officer and (b) considers, for each Named Executive Officer, the estimated amount of compensation:

i.	we would be willing to pay to retain that person;

ii.	we would have to pay to replace the person; and

iii.	the individual could otherwise command in the employment marketplace.

Role of the Compensation Committee

Our compensation practices are evaluated by the Compensation Committee on an ongoing basis to determine whether they are appropriate to attract, retain and reward outstanding performers. Such evaluations, along with input from our stockholders, may result in refinements to the executive compensation program, including changes in how compensation is determined and awarded.

Role of the Compensation Consultant

In determining executive compensation for 2025, the Compensation Committee retained Compensia to advise on executive and director compensation matters. Compensia provided various services to the Compensation Committee during 2025, including the review, analysis and update of our compensation peer group; the review and analysis of our Named Executive Officer compensation against competitive market data based on the companies in our compensation peer group; the analysis of potential and actual executive compensation program changes for 2026; the review and analysis of our non-employee director compensation; and support on other ad hoc matters. The Compensation Committee has assessed the independence of Compensia taking into account, among other things, the factors set forth in Exchange Act Rule 10C-1 and the Nasdaq listing standards, and concluded that no conflict of interest exists with respect to the work that Compensia performs for the Compensation Committee.

Role of Executive Officers

Each of our co-CEOs, in consultation with our Chief Talent Officer, reviewed market compensation information prepared by Compensia for each of the other Named Executive Officers. The co-CEOs then made a recommendation to the Compensation Committee regarding compensation for the other Named Executive Officers. The Compensation Committee reviewed and discussed this information and the recommendation by the co-CEOs, and then determined the total target compensation and the target compensation of each element of compensation for each Named Executive Officer.

COMPENSATION DISCUSSION AND ANALYSIS | NETFLIX 2026 PROXY STATEMENT

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Our co-CEOs’ compensation was determined by the Compensation Committee outside the presence of the co-CEOs. The Compensation Committee’s decision regarding compensation for the co-CEOs was based on the philosophy described above. It included a review of comparative data, including the compensation paid by the companies in our compensation peer group to their chief executive officers and consideration of the accomplishments of the co-CEOs in developing the business strategy for the Company, the Company’s performance against this strategy, and the co-CEOs’ ability to attract and retain senior management. Following this review, the Compensation Committee determined the total target compensation and the target compensation of each element of compensation. In establishing each co-CEO’s compensation, the Compensation Committee was also mindful of the results of the say-on-pay vote for the prior year and input received from stockholders.

Compensation for any given year is generally established at the end of the prior year. The 2025 compensation for our Named Executive Officers was approved at the end of 2024.

Peer Group and Benchmarking

The Compensation Committee works with Compensia in determining an appropriate peer group of companies each year. After review of the revenue, market capitalization, geographic and industry criteria used to evaluate current and potential peer companies, respectively, the Compensation Committee determined that no changes were needed to the peer group for 2025. Accordingly, the compensation peer group for 2025 was composed of the following companies:

2025 Netflix Peer Group

Adobe, Inc.	Paramount Global

AT&T Inc.	PayPal Holdings, Inc.

Booking Holdings Inc.	Salesforce, Inc.

Charter Communications, Inc.	ServiceNow, Inc.

Comcast Corporation	Sirius XM Holdings, Inc.

Electronic Arts Inc.	Tesla, Inc.

Fox Corporation	The Walt Disney Company

Mastercard Incorporated	Verizon Communications Inc.

Meta Platforms, Inc.	Visa Inc.

Oracle Corporation	Warner Bros. Discovery

With respect to each of our Named Executive Officers, in determining compensation, the Compensation Committee considered our compensation philosophy as described above, comparative market data and specific factors relative to each Named Executive Officer’s responsibilities and performance. We do not specifically benchmark compensation for our Named Executive Officers in terms of picking a particular percentile relative to other individuals with similar titles at peer group companies. The Compensation Committee believes that many subjective factors unique to each Named Executive Officer’s responsibilities and performance are not adequately reflected or otherwise accounted for in a percentile-based compensation determination.

2025 Executive Compensation Program

Elements of the 2025 Executive Compensation Program

Named Executive Officers’ 2025 compensation consisted primarily of annual base salary, annual performance-based cash bonus, and long-term equity award opportunities. Consistent with our compensation philosophy, all Named Executive Officers’ target compensation opportunities were significantly at-risk and comprised primarily of long-term and performance elements.

•	Base Salaries: Cash salary provides a steady income and is necessary to attract and retain top talent.

•

Annual Performance-Based Cash Bonus Program (the “Bonus Program”): The Compensation Committee granted all Named Executive Officers target bonus opportunities at 200% of base salary for 2025. The Bonus Program aims to align pay with performance by awarding cash bonuses only upon the achievement of defined performance targets. For the 2025 Bonus

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Program, the Compensation Committee used the following performance metrics: F/X Neutral Revenue and F/X Neutral Operating Margin, as they represent key performance indicators that are directly impacted by Named Executive Officers’ decision-making. The Compensation Committee set targets at levels it considered to be appropriately rigorous for the year, including requiring growth in revenue compared to the prior year. For details on 2025 performance, see “2025 Annual Performance-Based Cash Bonus Program.”

•

PSU and RSU Awards: For 2025, we completed the transition of our executive long-term incentive program to PSUs and RSUs. Consistent with 2024, the Compensation Committee granted an equal mix of PSU awards (at target performance) and RSU awards for 2025, but for 2025, PSUs featured a single three-year performance period. As a reminder, to facilitate the transition of our program from stock options to RSUs and PSUs, the PSUs granted in 2024 featured three equal tranches with one, two and three-year performance periods, respectively.

•

Performance-Based Restricted Stock Units Are Tied to Relative TSR Performance Metric: The PSU awards (weighted 50% of long-term equity awards) are intended to promote pay-for-performance and alignment with stockholder interests. The Compensation Committee selected Company TSR relative to the TSR of the companies in the S&P 500 as the performance metric for PSUs to incentivize long-term, above market performance over a single three-year performance period and strongly align Named Executive Officers’ long-term incentive compensation opportunities with the creation of long-term stockholder value. The Compensation Committee believes the S&P 500 is the appropriate index for comparison given our unique position across both the technology and entertainment industries. Consistent with this intent, the 2024 and 2025 PSUs require outperformance at the 55th percentile of the S&P 500 to earn target payouts. See “Long-Term Equity Incentive Awards and Results” for additional details.

•

Time-Based Restricted Stock Unit Awards with a Three-Year Vesting Term: The RSU awards (weighted 50% of long-term equity awards) are intended to retain, reward and incentivize the Named Executive Officers in the form of long-term compensation. The Compensation Committee reviewed equity award grant practice trends and market data and determined that RSU awards vesting quarterly over a three-year period continue to be the best incentive structure for our Named Executive Officers to reward performance over time and achieve our retention objectives.

Named Executive Officer Target Compensation for 2025

In determining total target compensation for our Named Executive Officers for 2025, in consultation with Compensia, the Compensation Committee considered our compensation philosophy, including comparative market data.

For Mr. Sarandos, Mr. Peters and Mr. Hastings, the Compensation Committee considered the competitive market compensation paid for comparable roles by other similarly-situated companies and determined to keep their total target compensation flat as compared to 2024.

For Mr. Hyman and Mr. Neumann, the Compensation Committee also considered their growth in their respective roles, the increasing complexity of their organizational responsibilities, and alignment with market data, and thereafter determined to increase their respective base salaries from $1,500,000 to $2,000,000.

Actual compensation that an executive may earn may be more or less than total target compensation depending on Company performance. If the Company does not meet target performance, an executive may earn less than the target bonus or no bonus at all, and if the Company outperforms, an executive may earn more. Similarly, PSU awards will vest only upon the achievement of performance targets over the relevant performance period and are forfeited if threshold performance is not achieved. RSU awards granted in 2025 vest over a three-year period even though the full grant date fair value of the award is reflected in 2025 compensation in the Summary Compensation Table. The total target compensation amounts may also be different from the amounts reported in the Summary Compensation Table based on actual performance and the accounting valuation of the equity awards.

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Co-Chief Executive Officers
Other Executive Officers
$40.0M
$30.0M
$20.0M
$10.0M
$0.0M
$40.0M
$15.5M
$6.0M
$15.5M
$3.0M
At-Risk 92.5%
Performance-Based 53.8%
2025
Ted Sarandos
Co-Chief Executive Officer & President
$40.0M
$15.5M
$6.0M
$15.5M
$3.0M
At-Risk 92.5%
Performance-Based 53.8%
2025
Greg Peters
Co-Chief Executive Officer & President
$15.0M
$10.0M
$5.0M
$0.0M
$16.5M
$5.25M
$4.0M
$5.25M
$2.0M
At-Risk 87.9%
Performance-Based 56.1%
2025
Spencer Neumann
Chief Financial Officer
$12.5M
$3.25M
$4.0M
$3.25M
$2.0M
At-Risk 84.0%
Performance-Based 58.0%
2025
David Hyman
Chief Legal Officer
$7.0M
$1.7M
$2.4M
$1.7M
$1.2M
At-Risk 82.9%
Performance-Based 58.6%
2025
Clete Willems(1)
Chief Global Affairs Officer
$2.0M
$1.5M
$1.0M
$0.5M
$0.0M
$1.0M
$350K
$200K
$350K
$100K
At-Risk 90.0%
Performance-Based 55.0%
2025
Reed Hastings
Former Executive Chairman of the Board

■ Base Salary ■ Target RSU Award Value ■ Target Cash Bonus ■ Target PSU Award Value

(1) Excludes one-time new hire compensation awarded in 2025, consisting of a $4,250,000 cash sign-on bonus, of which $2,750,000 was paid in 2025 and $1,500,000 is payable upon the one-year anniversary of hire, as well as RSUs with a target value of $4,000,000. In addition, for purposes of the chart, Mr. Willems' target cash bonus reflects an annual target that was not prorated to reflect Mr. Willems' start date.

Base Salaries

The Compensation Committee maintained 2025 base salaries for the co-CEOs, and for our former Executive Chairman during his employment with Netflix. Following review, the Compensation Committee determined to increase salaries for Mr. Neumann and Hyman for the reasons noted above. Mr. Willems’ salary was established in connection with his hiring in April 2025.

Executive	Fiscal Year 2024 Annual Base Salary	Fiscal Year 2025 Annual Base Salary	Percent Change

Ted Sarandos	$3,000,000	$3,000,000	0%

Greg Peters	$3,000,000	$3,000,000	0%

Reed Hastings*	$100,000	$100,000	0%

Spencer Neumann	$1,500,000	$2,000,000	33%

David Hyman	$1,500,000	$2,000,000	33%

Clete Willems*	N/A	$1,200,000	N/A

*	Mr. Hastings ceased to be an employee of Netflix effective April 17, 2025 and Mr. Willems joined Netflix effective April 28, 2025. The amount reported in the Summary Compensation Table reflects proration for their respective periods of employment during 2025.

2025 Annual Performance-Based Cash Bonus Program

The Compensation Committee granted all Named Executive Officers target bonus opportunities at 200% of base salary for 2025. The Compensation Committee used the following performance metrics: F/X Neutral Revenue and F/X Neutral Operating Margin, as they represent key performance indicators that are directly impacted by Named Executive Officers’ decision-making. Consistent with 2024, the F/X Neutral Operating Margin metric was weighted 65% to emphasize the relative importance of F/X Neutral Operating Margin to our overall business strategy as margin improvement is key to our Company performance and enhancing stockholder value, and F/X Neutral Revenue was weighted 35%.

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F/X Neutral Revenue and F/X Neutral Operating Margin are non-GAAP measures and are calculated as follows:

F/X Neutral Revenue(1) is calculated assuming foreign exchange rates had remained constant with foreign exchange rates from each of the corresponding months of the prior-year period and excludes the impact of hedging gains or losses realized as revenues.

F/X Neutral Operating Margin(1) is computed by dividing Adjusted Operating Profit by Adjusted Revenue.

•

Adjusted Operating Profit is calculated as Adjusted Revenue less Adjusted Operating Expenses. Adjusted Operating Expenses are calculated using foreign exchange rates as of the beginning of the fiscal year, excluding the foreign exchange impact on content amortization as titles are amortized at a historical blended rate based on the timing of spend.

•

Adjusted Revenue is calculated using foreign exchange rates as of the beginning of the fiscal year and excludes the impact of hedging gains or losses realized as revenues from cash flow hedges entered into after January 1.

When setting the goals for F/X Neutral Revenue and F/X Neutral Operating Margin, the Compensation Committee considered the Company’s business forecast for the year, the likelihood of a range of scenarios for F/X Neutral Revenue and F/X Neutral Operating Margin and factors that were projected to have an impact, including fluctuations in memberships and scaling advertising revenue. Based on these considerations, in the first quarter of 2025, the Compensation Committee set annual performance goals at levels they considered appropriately rigorous for the year and required growth compared to the prior year.

The table below shows the payout that could be earned at various performance achievements under the Bonus Program. Linear interpolation is used for achievement between target and maximum, mid-point and target, and threshold and mid-point, for the F/X Neutral Revenue metric, and achievement between target and maximum, mid-point and target, and threshold and mid-point, for the F/X Neutral Operating Margin metric. Achievement below the threshold levels would result in no payout, and achievement at or above the maximum levels was capped at 200% of target.

In January 2026, the Compensation Committee certified the achievement of F/X Neutral Revenue at approximately $44.53 billion, which exceeded our target, resulting in a 138.00% payout. F/X Neutral Operating Margin was certified at approximately 28.10%, which exceeded our target, resulting in a 106.57% payout. This resulted in a total payout of approximately 117.57% of the target bonus amounts, determined using a 35% weighting for F/X Neutral Revenue and a 65% weighting for F/X Neutral Operating Margin, as follows:

(1)	Revenues denominated in Argentine peso (“ARS”) were excluded from the 2025 targets for F/X Neutral Revenue and Adjusted Revenue (which is an input to the calculation of F/X Neutral Operating Margin) due to the unusual and material adverse F/X impact from ARS which resulted from: (1) price increases in Argentina due to local inflation, and (2) the significant devaluation of ARS relative to the U.S. dollar. For the avoidance of doubt, Adjusted Operating Expenses (which is an input to the calculation of F/X Neutral Operating Margin) includes expenses transacted in Argentine pesos and content cash flow hedge impacts. However, these expense amounts were not expected to have, and did not have, a material impact on either of the 2025 Bonus Program performance metrics.

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Amounts earned were paid in 2026 following the completion of the 2025 performance period and the Compensation Committee’s certification of the 2025 Bonus Program’s results. In connection with Mr. Hastings’ transition to a non-executive director role, he forfeited his opportunity to earn a bonus award for the 2025 performance period. Mr. Willems’ bonus actually paid, as reflected in the Summary Compensation Table, was prorated to reflect his April 2025 start date.

Long-Term Equity Incentive Awards and Results

The Compensation Committee established the following target values for each Named Executive Officer’s equity awards, which were flat relative to 2024 for continuing Named Executive Officers, based on the considerations discussed in “Determining Executive Compensation” above. The value of the target PSU awards and target RSU awards differs from the value of stock awards reported in the Summary Compensation Table because the Summary Compensation Table reflects the grant date fair value of the awards measured in accordance with ASC 718.

Named Executive Officer	Target PSU Value ($)	Target RSU Value ($)	Target Total Long-Term Incentive Grant Value ($)

Ted Sarandos	15,500,000	15,500,000	31,000,000

Greg Peters	15,500,000	15,500,000	31,000,000

Reed Hastings(1)	350,000	350,000	700,000

Spencer Neumann	5,250,000	5,250,000	10,500,000

David Hyman	3,250,000	3,250,000	6,500,000

Clete Willems(2)	1,700,000	1,700,000	3,400,000

(1)	Effective April 17, 2025, Mr. Hastings transitioned from Executive Chairman to Chairman of the Board and non-executive director. In connection with his transition, Mr. Hastings forfeited all 8,610 unvested PSU awards and 7,710 unvested RSU awards, which had a value of approximately $827,963 and $741,417, respectively, based on the closing price on April 16, 2025.

(2)	Reflects the annual long-term incentive awards granted to Mr. Willems. See “2025 Leadership Changes” above for a description of Mr. Willems’ new hire awards.

RSU Awards Granted

RSU awards (weighted 50% of long-term equity awards in 2025) serve to retain, reward and incentivize the Named Executive Officers in the form of long-term compensation. The Compensation Committee reviewed equity award grant practice trends and market data and determined that RSU awards vesting quarterly over a three-year period continue to be the best incentive structure for our Named Executive Officers to reward performance over time and achieve our retention objectives. The number of RSUs granted to each Executive Officer in 2025 was determined by dividing the target value of the award by the 30-trading day average price, rounded up to the nearest whole share. The full denominator of the formula to determine the number of RSUs is the Company’s average closing share price during the 30-trading day period immediately preceding the grant date (the “30-trading day average price”), unless there is a 10% or greater difference between the 30-trading day average price and the Company’s closing share price on the grant date, in which case the Company’s average closing share price during the 5-trading day period immediately preceding the grant date (the “5-trading day average price”) is used. The 30-day trading average price was the denominator applicable to the 2025 RSU grants to our Named Executive Officers, as well as the target number of shares subject to the PSU Awards described below.

PSU Awards Granted

PSU awards (weighted 50% of long-term equity awards in 2025) promote pay-for-performance and alignment with stockholder interests. The Compensation Committee selected Company TSR relative to the TSR of the companies in the S&P 500 as the performance metric to incentivize successful execution of our strategic initiatives, which we consider to be critical to our ability to create long-term stockholder value and deliver above market performance. We believe the relative TSR metric also supports a strong alignment of Named Executive Officers’ long-term incentive compensation opportunities with the creation of long-term stockholder value. Consistent with this intent, the 2025 PSUs require outperformance at the 55th percentile of the S&P 500 to earn target payouts. The Compensation Committee believes the S&P 500 is the appropriate index for comparison given our unique position across both the technology and entertainment industries. The PSU awards granted in 2025 are eligible to vest based on relative TSR performance during a three-year performance period, from January 1, 2025 to December 31, 2027.

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Subject to the terms of the award agreements, between zero and 200% of the target number of PSUs will vest at the end of the three-year performance period, depending on the Company’s relative TSR performance, as set forth below.

Prior Year PSU Awards Earned

To facilitate our transition to use of PSU awards, the PSU awards granted in 2024 were eligible to vest in three equal tranches based on performance during three performance periods that were one, two and three-years in length. Accordingly, the performance period for the second tranche of the 2024 PSU awards – from January 1, 2024 to December 31, 2025 – concluded during 2025. The Company achieved a relative TSR at the 92nd percentile, resulting in a payout percentage of 200% for the second tranche of PSU awards granted in January 2024.

Other Components of Compensation

In 2025, each Named Executive Officer was eligible to receive an additional $16,000, in the case of individuals, or $26,000, in the case of Named Executive Officers and their families, in annual compensation that may be used to defray the cost of health care benefits previously paid by us on the same basis as other employees. Any portion of this allowance not utilized toward the cost of health care benefits was paid as salary, up to a maximum of $5,000.

Certain eligible U.S. employees, including our Named Executive Officers, also have the opportunity to participate in our 401(k) matching program which enables them to receive a dollar-for-dollar Company match of up to 4% of their compensation to the 401(k) fund, subject to limitations under applicable law. Messrs. Hyman, Neumann, Sarandos and Willems all participated in this program in 2025 and therefore we matched their 401(k) contributions as shown in the compensation tables of this Proxy Statement.

We also provide all employees tax equalization payments for business-related travel, which includes international assignments and incremental state taxes for travel to states outside an employee’s regular state to cover income taxes in excess of what the employee would have incurred had the employee remained in their regular state or country. We also maintain a group term life insurance policy for all full-time employees, including our Named Executive Officers.

We permit our Named Executive Officers and their family members and guests to use our corporate aircraft for personal use and consider amounts related to such travel to be a perquisite. Additionally, our Named Executive Officers are permitted to use a company-provided car service under certain circumstances. We also pay for residential security measures and services for certain Named Executive Officers when deemed necessary. All applicable perquisites are reflected in the “All Other Compensation” column of the Summary Compensation Table.

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Termination-Based Compensation and Change in Control Retention Incentives

Messrs. Sarandos, Peters, Neumann, Hyman and Willems participate in the Executive Officer Severance Plan, as it may be amended or restated from time to time. Mr. Hastings also participated in the Executive Officer Severance Plan prior to his transition to Chairman of the Board and non-executive director in April 2025 and he did not receive any severance thereunder.

Under the Executive Officer Severance Plan that was in effect for 2025, if a Named Executive Officer experienced a termination of employment from the Company without cause or resigned for good reason, in each case, within 3 months prior to or 24 months following a change in control (the “change in control protection period”), they were eligible to receive the following, payable no later than two and one half months following the later of the date of their termination of employment or a change in control: (i) a cash lump sum equal to two times the sum of their (a) annual base salary and (b) target annual bonus under the Bonus Program; (ii) a pro-rata lump sum cash bonus, based on target performance under the Bonus Program, but pro-rated for the number of days that the participant was employed during the performance period; and (iii) a cash lump sum for twenty-four months of continued health, dental and vision benefits for the participant and their covered dependents. Alternatively, if a participant had their employment terminated without cause outside of the change in control protection period, they would have been entitled to receive (i) a lump sum cash payment equal to the sum of their (a) annual base salary, (b) target annual bonus under the Bonus Program and (c) target annual equity award opportunity for RSUs and PSUs (at target) payable no later than two and one half months following their termination of employment and (ii) a pro-rata bonus under the Bonus Program (“Pro Rata Bonus”), based on actual performance as determined at the end of the performance period and paid at the time when bonuses are paid to actively employed executives, but pro-rated for the number of days that the participant was employed during the performance period.

PSUs and RSUs held by Named Executive Officers also contain certain acceleration provisions (with the terms “cause”, “change in control protection period”, “disability” and “good reason” defined in the applicable award agreement).

As described under the heading “Potential Payments upon Termination or Change in Control—Amended and Restated Executive Officer Severance Plan”, the Executive Officer Severance Plan was amended effective January 1, 2026, as were the Named Executive Officers’ outstanding RSU and PSU awards, which contain termination protections. Such discussion under the “Potential Payments upon Termination or Change in Control” section is incorporated by reference herein.

For purposes of the Executive Officer Severance Plan, each of the terms “change in control”, “cause” and “good reason” are defined in the Executive Officer Severance Plan, as it may be amended from time to time. Please see Exhibit 10.3 to the Company’s Form 8-K filed on December 8, 2023 and Exhibit 10.1 to the Company’s Form 8-K filed on November 4, 2025 for copies of the Executive Officer Severance Plan that was in effect for 2025 and the Executive Officer Severance Plan that was amended effective January 1, 2026, respectively.

The Bonus Program’s plan document provides for a prorated bonus in the event of an involuntary termination (other than for cause) based on the number of calendar days a participant was actively employed during a given performance period. Each of the terms “cause,” “participant” and “performance period” are defined in the Bonus Program’s plan document, a copy of which is attached as Exhibit 10.1 to the Company’s Form 8-K filed on December 9, 2022. However, the Executive Officer Severance Plan provides that such prorated bonus will not apply to the extent it is duplicative with any pro-rata bonus provided under the Executive Officer Severance Plan.

We believe that our severance benefits offered to Named Executive Officers are consistent with similar benefits offered to similarly-situated executive officers of similarly situated companies and moreover, that they are an important mechanism for attracting and retaining outstanding performers.

Tax Considerations

Section 162(m) of the Internal Revenue Code (“Section 162(m)”) was among the provisions that were amended pursuant to the Tax Cuts and Jobs Act (the “Tax Act”), which was signed into law on December 22, 2017. The prior version of Section 162(m) generally disallowed a tax deduction for compensation that we paid to our Chief Executive Officer or any of the next three most highly compensated executive officers (excluding the Chief Financial Officer) to the extent that the compensation for any such individual exceeded $1 million in any taxable year. However, this deduction limitation did not apply to compensation that was

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“performance-based” under Section 162(m). The Tax Act amended Section 162(m) to eliminate the exception for performance-based compensation. As a result, effective for our 2018 fiscal year and thereafter, the maximum U.S. federal income tax deduction that we may receive for annual compensation paid to any individual who is a “covered employee” under Section 162(m) is $1 million per covered employee.

The Tax Act also expanded the list of individuals who are “covered employees” under Section 162(m), which now includes the Chief Executive Officer, Chief Financial Officer, the three most highly compensated executive officers and any former covered employee for any taxable year beginning after December 31, 2016. For tax years beginning on and after December 31, 2026, the list of “covered employees” will be further expanded to include five additional highly compensated employees.

We continued to grant equity awards in 2025, although the compensation income recognized upon settlement of such grants by covered employees under Section 162(m) will not be deductible by us to the extent the total compensation for each covered employee exceeds $1 million in the applicable year. Additionally, cash payments made under the Bonus Program to covered employees will not be deductible by us to the extent that the total compensation for each covered employee exceeds $1 million in the applicable year.

The Compensation Committee considers the tax impact of the Company’s executive compensation program. However, to maintain the flexibility to provide compensation programs for our Named Executive Officers that will best incentivize them to achieve our key business objectives, the Compensation Committee reserves the right to pay compensation that is not tax deductible.

Prohibition on Hedging

Our Insider Trading Policy prohibits our section 16 officers and directors from engaging in any transactions involving any hedging or derivatives of Company equity securities, including trading in futures and derivative securities and engaging in hedging activities relating to our securities (including forward sales contracts, equity swaps, collars, puts, calls, exchange traded options and exchange funds), or otherwise engaging in transactions that are designed to hedge or offset decreases in the market value of our equity securities, provided that it does not limit director and officer participation in our stock option program, to the extent they are otherwise eligible to participate. This prohibition applies only to transactions initiated on or after March 4, 2020 and applies to Company equity securities that are (i) granted to the section 16 officer or director by the Company as part of their compensation or (ii) held, directly or indirectly, by the section 16 officer or the director.

Clawback of Performance-Based Awards

The Netflix, Inc. 2020 Stock Plan allows us to recover certain performance-based equity awards or amounts paid in respect of such awards in the event of certain acts of misconduct by award recipients. Such misconduct generally relates to contributing to or failing to take reasonable steps to prevent an accounting restatement due to material noncompliance with financial reporting requirements. Further the Bonus Program’s plan document provides that awards may be subject to recoupment policies of the Company, as applicable.

The Company has also adopted a compensation clawback policy to comply with Exchange Act Rule 10D-1 and the Nasdaq listing standards regarding recovery of erroneously awarded compensation in the event of an accounting restatement.

Stock Ownership Guidelines

We maintain stock ownership guidelines applicable to our Executive Officers. The guidelines require that, within five years of adoption or, for future executive officers, within five years of first becoming a Netflix Rule 3b-7 executive officer, each executive officer own at least a number of shares equal to a multiple of the executive officer’s base salary: 6x base salary for the co-CEOs and 3x base salary for the other executive officers.

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Equity Grant Practices
We generally grant equity awards to employees, including our Named Executive Officers, on a pre-established
schedule and do not grant any form of equity compensation in anticipation of the release of material, non-public
information. Similarly, we do not time the release of material, non-public
information based on equity award grant dates.
Historically, a core component of our executive compensation program consisted of monthly stock option grants to our Named Executive Officers on a formulaic basis based on a stock option allocation amount that the Compensation Committee approved during the December of the prior calendar year. For example, the Compensation Committee approved the stock option allocation amount for each Named Executive Officer’s 2023 compensation in December 2022, with stock options for the 2023 compensation year granted beginning in February 2023 through January 2024. We granted stock options on the first trading day of each such month, with the number of options granted based on (a) the closing stock price on that trading day and (b) the stock option allocation amount approved in December 2022. Please see the discussion about stock options under the heading “Elements of the Prior Executive Compensation Program” in our proxy statement filed on April 18, 2024 for additional details about the formula we used to grant options.
In 2024, we transitioned from the stock option allocation program to granting RSUs and PSUs to our Named Executive Officers. Our Compensation Committee approved the 2025 target dollar value of the RSU and PSU grants to our Named Executive Officers in December 2024 and specified that the grant date for such awards be the second business day following the January 2025 earnings release. In December 2024, the Compensation Committee also approved the formula for converting the target dollar value of the RSU and PSU grants into a number of RSUs and PSUs.
During 2025, we did not grant options to our Named Executive Officers, except to Mr. Hastings for his non-employee
director service.
As described under “Proposal 1: Our Board of Directors—Election of Directors—How We are Paid,” the Director Equity Compensation Plan provides for a monthly grant of stock options to non-employee
directors of the Company. Stock option awards are granted on the first trading day of each month. Set forth below are the option awards granted to Mr. Hastings, in his capacity as Chairman and non-executive
director of the Board, in the period beginning four business days before the filing of a periodic report on Form
10-Q
or Form
10-K,
or the filing or furnishing of a current report on Form
8-K
disclosing material nonpublic information and ending one business day after the filing or furnishing of such report with the SEC.

Name	Grant date	Number of securities underlying the award	Exercise price of the award ($/Sh)	Grant date fair value of the award ($) (1)	Percentage change
in the closing
market price of the
securities
underlying the
award between the
trading day ending
immediately prior to
the disclosure of
material nonpublic
information and the
trading day
immediately
following the
disclosure of
material nonpublic
					information (%)

REED HASTINGS	11/03/2025	570	110.01	33,981	-0.15%

REED HASTINGS	12/01/2025	576	109.13	34,064	-6.23%

(1)
Dollar amounts in the “Grant date fair value of the award” column reflect the grant date fair value with respect to stock options computed in accordance with FASB ASC Topic 718. The grant date fair value for stock options is calculated using a lattice-binomial model and incorporates assumptions such as expected volatility, risk-free interest rate, suboptimal exercise factor, and dividend yield.

Compensation Risk
Given the design of our compensation structure for our Named Executive Officers, as detailed in the foregoing Compensation Discussion and Analysis, and the compensation structure for other employees, which for other employees generally consists of salary and stock options, we do not believe that our compensation plans, policies and practices are reasonably likely to have a material adverse effect on the Company.

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49

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on the review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Compensation Committee of the Board

Mathias Döpfner

Leslie Kilgore

Anne Sweeney

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Compensation of Named Executive Officers and Other Matters

51

Summary Compensation Table

The following Summary Compensation Table sets forth information concerning the compensation paid to our Named Executive Officers in 2025, 2024, and 2023, other than for Mr. Willems, who joined the Company in April 2025.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)		Total ($)

TED SARANDOS co-Chief Executive Officer and President	2025	3,000,000	—		41,398,424	—	7,053,958	2,453,590	(5)	53,905,972
	2024	3,000,000	—		42,707,872	2,253,067	12,000,000	1,961,458		61,922,397
	2023	3,000,000	—		—	28,308,620	16,541,385	1,984,931		49,834,936

GREG PETERS co-Chief Executive Officer and President	2025	3,000,000	—		41,398,424	—	7,053,958	1,734,925	(6)	53,187,307
	2024	3,000,000	—		42,707,872	1,951,611	12,000,000	613,091		60,272,574
	2023	2,890,385	—		—	22,667,588	13,938,549	620,602		40,117,124

REED HASTINGS(7) Former Executive Chairman of the Board	2025	33,846	—		936,421	271,234	—	612	(8)	1,242,113
	2024	100,000	—		965,039	281,697	400,000	2,215		1,748,951
	2023	510,962	—		—	10,643,357	—	136,092		11,290,411

SPENCER NEUMANN Chief Financial Officer	2025	2,000,000	—		14,022,432	—	4,702,639	108,979	(9)	20,834,050
	2024	1,500,000	—		14,465,668	788,598	6,000,000	147,331		22,901,597
	2023	7,000,000	—		—	9,907,780	—	94,073		17,001,853

DAVID HYMAN Chief Legal Officer	2025	2,000,000	—		8,681,008	—	4,702,639	17,134	(10)	15,400,781
	2024	1,500,000	—		8,955,597	788,598	6,000,000	15,647		17,259,842
	2023	4,000,000	—		—	9,664,029	—	16,044		13,680,073

CLETE WILLEMS(11) Chief Global Affairs Officer	2025	761,539	2,750,000	(12)	8,865,531	—	1,917,130	39,895	(13)	14,334,095

(1)	Dollar amounts in the Stock Awards column reflect the grant date fair value of the RSU and PSU awards, computed in accordance with FASB ASC Topic 718. The grant date fair value for RSUs is based on the closing price of the Company’s common stock on the date of grant. The grant date fair value for PSUs is calculated using a Monte-Carlo model for each award on the date of grant, as determined under FASB ASC 718, based on the probable outcome of the performance condition as of the grant date and incorporates assumptions such as the term of the performance period, expected volatilities, risk-free interest rate, and dividend yield. Since the performance criteria underlying the PSUs, relative TSR, is considered a market condition as opposed to a performance condition for accounting purposes, the expense associated with those awards is not subject to fluctuation based on the actual outcome. Therefore, the amounts reported in this column reflect the maximum expense value.

(2)	The Named Executive Officers were granted stock options as part of the compensation program in effect for 2023. Under that program, stock options for a given compensation year were granted beginning in February and through January of the next calendar year. The amounts in the Option Awards column for rows in 2024 reflects the option grants in January 2024 under the 2023 compensation program. The options granted to the co-CEOs and Mr. Hastings for the 2023 compensation year, which includes the stock options granted in January 2024, had a one-year vesting period, and options granted to the other Named Executive Officers were vested upon grant. Options are exercisable up to 10 years following grant, regardless of employment status. Dollar amounts in the Option Awards column reflect the grant date fair value with respect to stock options during the respective fiscal year, computed in accordance with FASB ASC Topic 718. The grant date fair value for stock options is calculated using a lattice-binomial model and incorporates assumptions such as expected volatility, risk-free interest rate, suboptimal exercise factor, and dividend yield. Mr. Hastings’ options reported for 2025 were granted for his non-employee director service in accordance with the Director Compensation Plan following his transition from Executive Chairman to Chairman of the Board and non-executive director.

(3)	Amounts listed in this column are reflective of actual bonus amounts earned under the 2025 Bonus Program for performance during 2025. The 2025 Bonus Program bonuses paid out at approximately 117.57% of target. Further information about the Bonus Program is available in the section above entitled “Compensation Discussion and Analysis.”

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(4)	We permit our Named Executive Officers and their family members and guests to use our corporate aircraft for personal use. Personal use of company aircraft is calculated based upon our actual aggregate incremental cost to operate the aircraft, including fuel, engine maintenance programs, landing and handling fees, and crew travel costs, as well as other variable costs.

(5)	Includes $14,000 representing our matching contribution made under our 401(k) plan, $89,374 for car services, $532,934 for personal use of company aircraft, $1,806 in cash in lieu of health benefits that were not utilized, $350 reimbursed by the Company for tax preparation related to business travel, and $1,815,126 in residential security costs paid to a third-party provider by the Company valued on the basis of aggregate incremental cost to the Company. The Compensation Committee approved the residential security costs after considering the potential security concerns related to Mr. Sarandos’ service as an executive officer and believes the security costs are a necessary and appropriate business expense.

(6)	Includes $1,297,623 for personal use of company aircraft, $286,474 for car services, $350 reimbursed by the Company for tax preparation related to business travel, and $150,478 in residential security costs paid to a third-party provider by the Company valued on the basis of aggregate incremental cost to the Company. The Compensation Committee approved the residential security costs after considering the potential security concerns related to Mr. Peters’ service as an executive officer and believes the security costs are a necessary and appropriate business expense.

(7)	Effective April 17, 2025, Mr. Hastings transitioned from Executive Chairman to Chairman of the Board and non-executive director. Upon Mr. Hastings’ transition to Chairman of the Board and non-executive director, Mr. Hastings began receiving stock options for his service on the Board pursuant to the Director Equity Compensation Plan consistent with other non-executive directors. In connection with his transition, Mr. Hastings forfeited all 8,610 unvested PSU awards and 7,710 unvested RSU awards, which had a value of approximately $827,963 and $741,417, respectively, based on the closing price on April 16, 2025. He also forfeited the 2025 bonus award payment.

(8)	Includes $612 in cash in lieu of health benefits that were not utilized.

(9)	Includes $14,000 representing our matching contribution made under our 401(k) plan, $58,768 for personal use of company aircraft, and $36,211 for car services.

(10)	Includes $14,000 representing our matching contribution made under our 401(k) plan, $2,578 for commuting expenses, and $556 in cash in lieu of health benefits that were not utilized.

(11)	Mr. Willems was appointed as Chief Global Affairs Officer on April 28, 2025.

(12)

Represents the first of two installments of Mr. Willems’ signing bonus, which first installment was paid in 2025. Further information about Mr. Willems’ compensation arrangements is available in the section above entitled “Compensation Discussion and Analysis.”

(13)	Includes $14,000 representing our matching contribution made under our 401(k) plan, and $25,895 for tax gross-ups related to business travel.

Grants of Plan-Based Awards

The following table sets forth information concerning grants of awards made to the Named Executive Officers during 2025.

Name	Award Type	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(5)
			Threshold ($)(6)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Ted Sarandos	Performance- Based Cash Bonus		1,050,000	6,000,000	12,000,000

	PSU Award	1/23/2025				86,650	173,300	346,600				24,330,800

	RSU Award	1/23/2025							173,300			17,067,624

Greg Peters	Performance- Based Cash Bonus		1,050,000	6,000,000	12,000,000

	PSU Award	1/23/2025				86,650	173,300	346,600				24,330,800

	RSU Award	1/23/2025							173,300			17,067,624

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53

Name	Award Type	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(5)
			Threshold ($)(6)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Reed Hastings(7)	Performance- Based Cash Bonus		35,000	200,000	400,000

	PSU Award	1/23/2025				1,960	3,920	7,840				550,356

	RSU Award	1/23/2025							3,920			386,065

	Option Grant	5/1/2025								550	113.35	34,520

	Option Grant	6/2/2025								510	121.90	34,424

	Option Grant	7/1/2025								480	129.36	33,268

	Option Grant	8/1/2025								540	115.86	33,521

	Option Grant	9/2/2025								520	121.41	33,826

	Option Grant	10/1/2025								530	117.09	33,630

	Option Grant	11/3/2025								570	110.01	33,981

	Option Grant	12/1/2025								576	109.13	34,064

Spencer Neumann	Performance- Based Cash Bonus		700,000	4,000,000	8,000,000

	PSU Award	1/23/2025				29,350	58,700	117,400				8,241,304

	RSU Award	1/23/2025							58,700			5,781,128

David Hyman	Performance- Based Cash Bonus		700,000	4,000,000	8,000,000

	PSU Award	1/23/2025				18,170	36,340	72,680				5,102,027

	RSU Award	1/23/2025							36,340			3,578,981

Clete Willems(8)	Performance- Based Cash Bonus		420,000	2,400,000	4,800,000

	PSU Award	4/28/2025				8,055	16,110	32,220				2,867,258

	RSU Award	4/28/2025							16,110			1,788,822

	RSU Award	4/28/2025							37,910			4,209,451

(1)	Represents the amounts that the Named Executive Officers were eligible to receive under our 2025 Annual Performance-Based Cash Bonus Program. The actual amounts earned by and paid to the Named Executive Officers for 2025 are set forth in the “Summary Compensation Table” in the column titled “Non-Equity Incentive Plan Compensation.”

(2)	Represents the number of shares of common stock subject to PSU Awards granted to the Named Executive Officers in 2025 under our 2020 Stock Plan. Maximum and threshold amounts represent 200% and 50%, respectively, of the target number of shares subject to the 2025 PSUs granted to each Named Executive Officer. The 2025 PSUs are subject to a three-year performance period from January 1, 2025 to December 31, 2027.

(3)	Represents the number of shares of common stock subject to RSU Awards granted to Named Executive Officers during 2025 under our 2020 Stock Plan. Such shares vest quarterly over a three-year period.

(4)	Represents the number of shares of common stock subject to stock options granted to Mr. Hastings in connection with his service as Chairman of the Board and a non-executive director.

(5)	The amounts reported in this column represent the grant date fair value of the RSU Awards, PSU Awards and stock options granted to the Named Executive Officers, as computed in accordance with ASC Topic 718. See footnotes 1 and 2 to the “Summary Compensation Table.”

(6)	For the 2025 Bonus Program, the Compensation Committee selected F/X Neutral Revenue, weighted at 35%, and F/X Neutral Operating Margin, weighted at 65%, as the financial performance measures to determine the bonus awards, with each metric independent of the other performance metric. The threshold is calculated assuming threshold performance was achieved for F/X Neutral Revenue only.

(7)	Effective April 17, 2025, Mr. Hastings transitioned from Executive Chairman to Chairman of the Board and non-executive director. In connection with his transition, Mr. Hastings forfeited all 8,610 unvested PSU awards and 7,710 unvested RSU awards, which had a value of approximately $827,963 and $741,417, respectively, based on the closing price on April 16, 2025. He also forfeited the 2025 bonus award payment.

(8)	The actual bonus paid to Mr. Willems was prorated relative to his start date. The table also includes both an annual RSU award and a sign-on RSU award to Mr. Willems, the latter of which is in the last row of the table, as well as an annual PSU award.

COMPENSATION OF NAMED EXECUTIVE OFFICERS AND OTHER MATTERS | NETFLIX 2026 PROXY STATEMENT

54

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning equity awards for each Named Executive Officer that remained outstanding as of December 31, 2025. All stock options granted to the Named Executive Officers were fully vested as of December 31, 2025. The stock options can generally be exercised up to 10 years following the date of grant.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options: Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)

Ted Sarandos	6/1/2018	82,480		35.99	6/1/2028

	7/2/2018	74,560		39.82	7/2/2028

	8/1/2018	87,730		33.84	8/1/2028

	9/4/2018	81,650		36.36	9/4/2028

	10/1/2018	77,830		38.14	10/1/2028

	2/1/2019	82,760		33.99	2/1/2029

	3/1/2019	78,710		35.73	3/1/2029

	4/1/2019	76,640		36.70	4/1/2029

	5/1/2019	74,250		37.88	5/1/2029

	6/3/2019	83,550		33.66	6/3/2029

	7/1/2019	75,080		37.46	7/1/2029

	8/1/2019	88,020		31.95	8/1/2029

	1/2/2020	85,270		32.98	1/2/2030

	2/3/2020	85,250		35.80	2/3/2030

	3/2/2020	80,100		38.11	3/2/2030

	4/1/2020	83,830		36.41	4/1/2030

	5/1/2020	73,500		41.53	5/1/2030

	6/1/2020	71,660		42.59	6/1/2030

	7/1/2020	62,840		48.56	7/1/2030

	8/3/2020	61,210		49.86	8/3/2030

	9/1/2020	54,840		55.66	9/1/2030

	10/1/2020	57,860		52.75	10/1/2030

	11/2/2020	63,040		48.41	11/2/2030

	12/1/2020	60,490		50.46	12/1/2030

	1/4/2021	58,370		52.29	1/4/2031

	2/1/2021	56,620		53.90	2/1/2031

	3/1/2021	55,430		55.06	3/1/2031

NETFLIX 2026 PROXY STATEMENT | COMPENSATION OF NAMED EXECUTIVE OFFICERS AND OTHER MATTERS

55

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options: Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)

Ted Sarandos (continued)	4/1/2021	56,580		53.94	4/1/2031

	5/3/2021	59,950		50.91	5/3/2031

	6/1/2021	61,160		49.91	6/1/2031

	7/1/2021	57,200		53.35	7/1/2031

	8/2/2021	59,250		51.52	8/2/2031

	9/1/2021	52,430		58.21	9/1/2031

	10/1/2021	49,780		61.32	10/1/2031

	11/1/2021	44,810		68.12	11/1/2031

	12/1/2021	49,400		61.78	12/1/2031

	1/3/2022	51,090		59.74	1/3/2032

	2/1/2022	91,150		45.71	2/1/2032

	3/1/2022	107,880		38.62	3/1/2032

	4/1/2022	111,570		37.35	4/1/2032

	5/2/2022	208,900		19.95	5/2/2032

	6/1/2022	117,600		19.29	6/1/2032

	8/1/2022	184,190		22.62	8/1/2032

	9/1/2022	181,130		23.00	9/1/2032

	10/3/2022	174,310		23.90	10/3/2032

	11/1/2022	145,300		28.68	11/1/2032

	12/1/2022	131,460		31.70	12/1/2032

	1/3/2023	141,270		29.50	1/3/2033

	2/1/2023	115,100		36.20	2/1/2033

	3/1/2023	132,920		31.35	3/1/2033

	4/3/2023	119,640		34.83	4/3/2033

	5/1/2023	128,550		32.41	5/1/2033

	6/1/2023	103,360		40.31	6/1/2033

	7/3/2023	94,390		44.14	7/3/2033

	8/1/2023	94,990		43.86	8/1/2033

	9/1/2023	94,720		43.99	9/1/2033

	10/2/2023	109,560		38.03	10/2/2033

	11/1/2023	99,160		42.02	11/1/2033

COMPENSATION OF NAMED EXECUTIVE OFFICERS AND OTHER MATTERS | NETFLIX 2026 PROXY STATEMENT

56

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options: Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)

Ted Sarandos (continued)	12/1/2023	89,460		46.57	12/1/2033

	1/2/2024	88,940		46.85	1/2/2034

	1/25/2024					103,710	(2)	9,723,850

	1/23/2025					115,540	(3)	10,833,030

	1/25/2024								207,420	(4)	19,447,699

	1/23/2025								346,600	(5)	32,497,216

Greg Peters	1/2/2020	42,960		32.98	1/2/2030

	2/3/2020	40,150		35.80	2/3/2030

	3/2/2020	37,720		38.11	3/2/2030

	4/1/2020	39,490		36.41	4/1/2030

	5/1/2020	34,610		41.53	5/1/2030

	6/1/2020	33,750		42.59	6/1/2030

	7/1/2020	29,600		48.56	7/1/2030

	8/3/2020	28,830		49.86	8/3/2030

	9/1/2020	25,830		55.66	9/1/2030

	10/1/2020	27,250		52.75	10/1/2030

	11/2/2020	29,690		48.41	11/2/2030

	12/1/2020	28,490		50.46	12/1/2030

	1/4/2021	27,500		52.29	1/4/2031

	2/1/2021	26,660		53.90	2/1/2031

	3/1/2021	26,110		55.06	3/1/2031

	4/1/2021	26,650		53.94	4/1/2031

	5/3/2021	28,230		50.91	5/3/2031

	6/1/2021	28,810		49.91	6/1/2031

	7/1/2021	26,940		53.35	7/1/2031

	8/2/2021	27,900		51.52	8/2/2031

	9/1/2021	24,700		58.21	9/1/2031

	10/1/2021	23,440		61.32	10/1/2031

	11/1/2021	21,110		68.12	11/1/2031

	12/1/2021	23,270		61.78	12/1/2031

	1/3/2022	24,060		59.74	1/3/2032

NETFLIX 2026 PROXY STATEMENT | COMPENSATION OF NAMED EXECUTIVE OFFICERS AND OTHER MATTERS

57

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options: Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)

Greg Peters (continued)	2/1/2022	36,460		45.71	2/1/2032

	3/1/2022	43,150		38.62	3/1/2032

	4/1/2022	44,630		37.35	4/1/2032

	5/2/2022	83,560		19.95	5/2/2032

	6/1/2022	86,400	19.29		6/1/2032

	7/1/2022	92,620	18.00		7/1/2032

	8/1/2022	73,670	22.62		8/1/2032

	9/1/2022	72,450	23.00		9/1/2032

	10/3/2022	69,730	23.90		10/3/2032

	11/1/2022	58,120	28.68		11/1/2032

	12/1/2022	52,580	31.70		12/1/2032

	1/3/2023	56,510	29.50		1/3/2033

	2/1/2023	65,770	36.20		2/1/2033

	3/1/2023	115,140	31.35		3/1/2033

	4/3/2023	103,630	34.83		4/3/2033

	5/1/2023	111,360	32.41		5/1/2033

	6/1/2023	89,540	40.31		6/1/2033

	7/3/2023	81,760	44.14		7/3/2033

	8/1/2023	82,290	43.86		8/1/2033

	9/1/2023	82,050	43.99		9/1/2033

	10/2/2023	94,910	38.03		10/2/2033

	11/1/2023	85,890	42.02		11/1/2033

	12/1/2023	77,500	46.57		12/1/2033

	1/2/2024	77,040	46.85		1/2/2034

	1/25/2024					103,710	(2)	9,723,850

	1/23/2025					115,540	(3)	10,833,030

	1/25/2024								207,420	(4)	19,447,699

	1/23/2025								346,600	(5)	32,497,216

COMPENSATION OF NAMED EXECUTIVE OFFICERS AND OTHER MATTERS | NETFLIX 2026 PROXY STATEMENT

58

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options: Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)

Reed Hastings	5/2/2016	426,290	9.31		5/2/2026

	6/1/2016	390,970	10.15		6/1/2026

	7/1/2016	410,550	9.67		7/1/2026

	8/1/2016	420,550	9.44		8/1/2026

	9/1/2016	407,550	9.74		9/1/2026

	10/3/2016	386,700	10.26		10/3/2026

	11/1/2016	321,880	12.33		11/1/2026

	12/1/2016	338,570	11.72		12/1/2026

	1/3/2017	311,300	12.75		1/3/2027

	2/1/2017	313,730	14.08		2/1/2027

	3/1/2017	309,610	14.27		3/1/2027

	4/3/2017	300,620	14.69		4/3/2027

	5/1/2017	284,310	15.54		5/1/2027

	6/1/2017	270,970	16.30		6/1/2027

	7/3/2017	302,160	14.62		7/3/2027

	8/1/2017	242,640	18.20		8/1/2027

	9/1/2017	252,750	17.47		9/1/2027

	10/2/2017	249,520	17.70		10/2/2027

	11/1/2017	223,060	19.80		11/1/2027

	12/1/2017	236,410	18.68		12/1/2027

	1/2/2018	219,660	20.11		1/2/2028

	2/1/2018	225,570	26.51		2/1/2028

	3/1/2018	205,900	29.04		3/1/2028

	4/2/2018	213,320	28.03		4/2/2028

	5/1/2018	190,850	31.33		5/1/2028

	6/1/2018	166,120	35.99		6/1/2028

	7/2/2018	150,160	39.82		7/2/2028

	8/1/2018	176,700		33.84	8/1/2028

	9/4/2018	164,440		36.36	9/4/2028

	10/1/2018	156,760		38.14	10/1/2028

	11/1/2018	188,390		31.74	11/1/2028

	12/3/2018	205,970		29.03	12/3/2028

NETFLIX 2026 PROXY STATEMENT | COMPENSATION OF NAMED EXECUTIVE OFFICERS AND OTHER MATTERS

59

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options: Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)

Reed Hastings (continued)	1/2/2019	223,380		26.77	1/2/2029

	2/1/2019	188,810		33.99	2/1/2029

	3/1/2019	179,580		35.73	3/1/2029

	4/1/2019	174,860		36.70	4/1/2029

	5/1/2019	169,390		37.88	5/1/2029

	6/3/2019	190,610		33.66	6/3/2029

	7/1/2019	171,300		37.46	7/1/2029

	8/1/2019	200,830		31.95	8/1/2029

	9/3/2019	221,810		28.93	9/3/2029

	10/1/2019	238,020		26.96	10/1/2029

	11/1/2019	223,730		28.68	11/1/2029

	12/2/2019	206,990		31.00	12/2/2029

	1/2/2020	194,560		32.98	1/2/2030

	2/3/2020	197,860		35.80	2/3/2030

	3/2/2020	185,890		38.11	3/2/2030

	4/1/2020	194,550		36.41	4/1/2030

	5/1/2020	170,570		41.53	5/1/2030

	6/1/2020	166,310		42.59	6/1/2030

	7/1/2020	145,850		48.56	7/1/2030

	8/3/2020	142,060		49.86	8/3/2030

	9/1/2020	127,270	55.66		9/1/2030

	10/1/2020	134,280	52.75		10/1/2030

	11/2/2020	146,320	48.41		11/2/2030

	12/1/2020	140,380	50.46		12/1/2030

	1/4/2021	135,470	52.29		1/4/2031

	2/1/2021	131,410	53.90		2/1/2031

	3/1/2021	128,640	55.06		3/1/2031

	4/1/2021	131,310	53.94		4/1/2031

	5/3/2021	139,130	50.91		5/3/2031

	6/1/2021	141,930	49.91		6/1/2031

	7/1/2021	132,760	53.35		7/1/2031

COMPENSATION OF NAMED EXECUTIVE OFFICERS AND OTHER MATTERS | NETFLIX 2026 PROXY STATEMENT

60

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options: Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)

Reed Hastings (continued)	8/2/2021	137,500	51.52		8/2/2031

	9/1/2021	121,690	58.21		9/1/2031

	10/1/2021	115,530	61.32		10/1/2031

	11/1/2021	103,980	68.12		11/1/2031

	12/1/2021	114,660	61.78		12/1/2031

	1/3/2022	118,580	59.74		1/3/2032

	2/1/2022	154,950	45.71		2/1/2032

	3/1/2022	183,400	38.62		3/1/2032

	4/1/2022	189,660	37.35		4/1/2032

	5/2/2022	355,130	19.95		5/2/2032

	6/1/2022	367,180	19.29		6/1/2032

	7/1/2022	393,630	18.00		7/1/2032

	8/1/2022	313,130	22.62		8/1/2032

	9/1/2022	307,920	23.00		9/1/2032

	10/3/2022	296,320	23.90		10/3/2032

	11/1/2022	247,020	28.68		11/1/2032

	12/1/2022	223,480	31.70		12/1/2032

	1/3/2023	240,160	29.50		1/3/2033

	2/1/2023	168,670	36.20		2/1/2033

	3/1/2023	16,620	31.35		3/1/2033

	4/3/2023	14,950	34.83		4/3/2033

	5/1/2023	16,070	32.41		5/1/2033

	6/1/2023	12,920	40.31		6/1/2033

	7/3/2023	11,800	44.14		7/3/2033

	8/1/2023	11,870	43.86		8/1/2033

	9/1/2023	11,840	43.99		9/1/2033

	10/2/2023	13,700	38.03		10/2/2033

	11/1/2023	12,390	42.02		11/1/2033

	12/1/2023	11,180	46.57		12/1/2033

	1/2/2024	11,120	46.85		1/2/2034

	5/1/2025	550	113.35		5/1/2035

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		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options: Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)

Reed Hastings (continued)	6/2/2025	510	121.90		6/2/2035

	7/1/2025	480	129.36		7/1/2035

	8/1/2025	540	115.86		8/1/2035

	9/2/2025	520	121.41		9/2/2035

	10/1/2025	530	117.09		10/1/2035

	11/3/2025	570	110.01		11/3/2035

	12/1/2025	576	109.13		12/1/2035

Spencer Neumann	1/2/2020	31,580	32.98		1/2/2030

	2/3/2020	32,010	35.80		2/3/2030

	3/2/2020	30,070	38.11		3/2/2030

	4/1/2020	31,470	36.41		4/1/2030

	5/1/2020	27,590	41.53		5/1/2030

	6/1/2020	26,900	42.59		6/1/2030

	7/1/2020	23,600	48.56		7/1/2030

	8/3/2020	22,980	49.86		8/3/2030

	9/1/2020	20,580	55.66		9/1/2030

	10/1/2020	21,730	52.75		10/1/2030

	11/2/2020	23,670	48.41		11/2/2030

	12/1/2020	22,700	50.46		12/1/2030

	1/4/2021	21,920	52.29		1/4/2031

	2/1/2021	21,450	53.90		2/1/2031

	3/1/2021	21,000	55.06		3/1/2031

	4/1/2021	21,430	53.94		4/1/2031

	5/3/2021	22,710	50.91		5/3/2031

	6/1/2021	23,170	49.91		6/1/2031

	7/1/2021	21,670	53.35		7/1/2031

	8/2/2021	22,450	51.52		8/2/2031

	9/1/2021	19,860	58.21		9/1/2031

	10/1/2021	18,860	61.32		10/1/2031

	11/1/2021	16,970	68.12		11/1/2031

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		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options: Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)

Spencer Neumann (continued)	12/1/2021	18,720	61.78		12/1/2031

	1/3/2022	19,360	59.74		1/3/2032

	2/1/2022	31,900	45.71		2/1/2032

	3/1/2022	37,760	38.62		3/1/2032

	4/1/2022	39,040	37.35		4/1/2032

	5/2/2022	73,130	19.95		5/2/2032

	6/1/2022	75,590	19.29		6/1/2032

	7/1/2022	81,040	18.00		7/1/2032

	8/1/2022	64,470	22.62		8/1/2032

	9/1/2022	63,400	23.00		9/1/2032

	10/3/2022	61,000	23.90		10/3/2032

	11/1/2022	50,860	28.68		11/1/2032

	12/1/2022	46,010	31.70		12/1/2032

	1/3/2023	49,440	29.50		1/3/2033

	2/1/2023	40,290	36.20		2/1/2033

	3/1/2023	46,520	31.35		3/1/2033

	4/3/2023	41,870	34.83		4/3/2033

	5/1/2023	45,000	32.41		5/1/2033

	6/1/2023	36,170	40.31		6/1/2033

	7/3/2023	33,040	44.14		7/3/2033

	8/1/2023	33,240	43.86		8/1/2033

	9/1/2023	33,160	43.99		9/1/2033

	10/2/2023	38,340	38.03		10/2/2033

	11/1/2023	34,710	42.02		11/1/2033

	12/1/2023	31,310	46.57		12/1/2033

	1/2/2024	31,130	46.85		1/2/2034

	1/25/2024					35,130	(2)	3,293,789

	1/23/2025					39,140	(3)	3,669,766

	1/25/2024								70,260	(4)	6,587,578

	1/23/2025								117,400	(5)	11,007,424

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		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options: Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)

David Hyman	5/1/2020	19,810	41.53		5/1/2030

	6/1/2020	19,320	42.59		6/1/2030

	7/1/2020	16,950	48.56		7/1/2030

	8/3/2020	16,500	49.86		8/3/2030

	9/1/2020	14,790	55.66		9/1/2030

	10/1/2020	15,600	52.75		10/1/2030

	11/2/2020	17,000	48.41		11/2/2030

	12/1/2020	16,310	50.46		12/1/2030

	1/4/2021	15,730	52.29		1/4/2031

	2/1/2021	18,270	53.90		2/1/2031

	3/1/2021	17,870	55.06		3/1/2031

	4/1/2021	18,250	53.94		4/1/2031

	5/3/2021	19,340	50.91		5/3/2031

	6/1/2021	19,720	49.91		6/1/2031

	7/1/2021	18,450	53.35		7/1/2031

	8/2/2021	19,110	51.52		8/2/2031

	9/1/2021	16,910	58.21		9/1/2031

	10/1/2021	16,050	61.32		10/1/2031

	11/1/2021	14,450	68.12		11/1/2031

	12/1/2021	15,940	61.78		12/1/2031

	1/25/2024					21,750	(2)	2,039,280

	1/23/2025					24,230	(3)	2,271,805

	1/25/2024								43,500	(4)	4,078,560

	1/23/2025								72,680	(5)	6,814,477

Clete Willems

	04/28/2025					40,160	(6)	3,765,402

	04/28/2025								32,220	(5)	3,020,947

(1)	Market value is calculated based on $93.76 per share, the closing price of our common stock on December 31, 2025.

(2)	Represents RSU awards granted on January 25, 2024 that vest quarterly in equal installments beginning on February 3, 2024 over a three-year period, subject to the Named Executive Officer’s continued employment.

(3)	Represents the RSU awards granted on January 23, 2025 that vest quarterly in equal installments beginning on February 3, 2025 over a three-year period, subject to the Named Executive Officer’s continued employment.

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(4)	Represents the outstanding 2024 PSU awards. The 2024 PSU awards are divided into three tranches and earned based on performance over three discrete performance periods of one, two and three years, with the first tranche vesting on December 31, 2024, the second tranche vesting on December 31, 2025 and the third tranche vesting on December 31, 2026, subject to the Named Executive Officer’s continued service with us through the applicable vesting date. The PSUs for tranche 3 is shown in the table assuming the maximum performance level, given that the award was tracking above maximum performance as of December 31, 2025. Tranches 1 and 2 of the 2024 PSUs are not included in this table because they vested at 200% of performance at December 31, 2024 and December 31, 2025, respectively, and tranche 2 of the PSUs that vested as of December 31, 2025 is reported in the “Option Exercises and Stock Vested” table.

(5)	Represents the outstanding 2025 PSU awards. The 2025 PSU awards are earned based on performance over a three-year performance period ending on December 31, 2027, subject to the Named Executive Officer’s continued service with us through the vesting date. The 2025 PSU awards are shown in the table assuming the maximum performance level, given that the award was tracking above maximum performance as of December 31, 2025.

(6)	Represents the 2025 RSU awards and new hire RSU award granted to Mr. Willems on April 28, 2025. The RSU awards vest quarterly in equal installments beginning on May 5, 2025.

Option Exercises and Stock Vested

The following table sets forth information concerning each exercise of stock options and vesting of RSU and PSU awards during 2025 for each of the Named Executive Officers on an aggregated basis, before payment of any applicable withholding tax.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)

Ted Sarandos	1,990,630	173,482,841	368,870	36,093,202

Greg Peters	1,274,710	89,372,003	368,870	36,093,202

Reed Hastings	3,730,240	370,039,257	5,580	500,586

Spencer Neumann	334,060	25,442,485	124,930	12,224,290

David Hyman	1,330,170	90,937,933	77,340	7,567,759

Clete Willems	—	—	13,860	1,586,447

(1)	Dollar value realized on exercise equals the difference between the closing price on the date of exercise less the exercise price of the option and does not necessarily reflect the sales price of the shares or if a sale was made.

(2)	Dollar value realized on vesting is calculated as the number of shares of common stock issued upon vesting of RSUs and PSUs multiplied by the closing price of our common stock on the vesting date.

Potential Payments upon Termination or Change in Control

During 2025, our Named Executive Officers participated in the Executive Officer Severance Plan. Mr. Hastings’ status as an employee ceased in April 2025, when he transitioned from Executive Chairman to Chairman of the Board and a non-executive director. He did not receive any severance in connection with such transition and he is no longer eligible to participate in the Executive Officer Severance Plan.

Set forth below is the estimated value of the compensation to be paid by us to each of the Named Executive Officers under the Executive Officer Severance Plan, the Bonus Plan, and certain applicable RSU and PSU award agreements in connection with (1) a termination of their employment by the Company for a reason other than cause, the Named Executive Officer’s death or the Named Executive Officer’s permanent disability outside of a three month period preceding a change in control and the twenty-four month period beginning on the date of the change in control (such period, the “change in control protection period”, and a qualifying termination of employment in accordance with this prong (1), a “Non-CIC Involuntary Termination”), (2) a termination of their employment (a) by the Company for a reason other than cause, the Named Executive Officer’s death or the Named Executive Officer’s permanent disability or (b) by the Named Executive Officer for “good reason”, in each case, during a change in control protection period (a qualifying termination of employment in accordance with this prong (2), a “CIC Involuntary Termination”), (3) the Named Executive Officer’s death or permanent disability, and (4) equity acceleration in connection with a change in control when awards are assumed by the acquiring company. The amounts shown below assume that the qualifying termination of employment or other triggering event was effective as of December 31, 2025. The Non-CIC Involuntary

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Termination Payments and CIC Involuntary Termination Payments that do not involve equity award acceleration are generally contingent on the Named Executive Officer’s execution and non-revocation of a release of claims in our favor. Maximum performance is assumed for purposes of estimating actual performance of outstanding PSUs for purposes of the tables below.

	Non-CIC Involuntary Termination					CIC Involuntary Termination

Named Executive Officer	Non-CIC Severance Pay ($)(1)	Pro Rata Bonus ($)(2)	Pro Rata Vesting of RSUs ($)(3)	Pro Rata Vesting of PSUs ($)(4)	Total ($)	CIC Severance Pay ($)(5)	Pro Rata Bonus ($)(2)	Lump sum for 24 Months of Benefits ($)(6)	Accelerated Vesting of RSUs ($)(7)	Accelerated Vesting of PSUs ($)(8)	Total ($)

Ted Sarandos	40,000,000	—	2,386,253	23,797,538	66,183,791	18,000,000	—	49,356	20,556,880	51,944,915	90,551,151

Greg Peters	40,000,000	—	2,386,253	23,797,538	66,183,791	18,000,000	—	80,172	20,556,880	51,944,915	90,581,967

Spencer Neumann	16,500,000	—	808,028	8,060,860	25,368,888	12,000,000	—	80,172	6,963,555	17,595,002	36,638,729

David Hyman	12,500,000	—	500,658	4,990,532	17,991,190	12,000,000	—	49,356	4,311,085	10,893,037	27,253,478

Clete Willems	7,000,000	—	273,086	1,006,982	8,280,068	7,200,000	—	80,172	3,765,402	3,020,947	14,066,521

(1)	In accordance with the Executive Officer Severance Plan, this includes the sum of the Named Executive Officer’s (a) Base Salary, (b) Target Bonus and (c) Target Annual Long-Term Incentive Opportunity for 2025 (i.e., target RSU and PSU award amounts). Such amount is payable in a cash lump sum as soon as administratively practicable following the termination of employment, but in no event more than two and one half months thereafter.

(2)	The pro rata bonus is represented in the table at $0 because the bonus under the 2025 Bonus Program was fully earned as of December 31, 2025, the last day of the performance period, and would have been payable irrespective of a termination of employment on December 31, 2025. The actual 2025 Bonus Program amounts are reported in the Non-Equity Incentive Plan Compensation column of the “Summary Compensation Table.”

(3)	The amounts displayed in this column include the value of pro rata vesting of unvested RSUs with respect to the portion that would have vested on the next-applicable vesting date based on the number of days employed through December 31, 2025 and the closing market price of our common stock on December 31, 2025 of $93.76. Such acceleration is in accordance with the terms of the RSU award agreements.

(4)	The amounts displayed in this column include the value of pro rata accelerated vesting of PSUs for each tranche of PSUs that was outstanding on December 31, 2025 based on actual performance as of December 31, 2025, calculated as if the applicable performance period ended on December 31, 2025, which is based on the closing market price of our common stock on December 31, 2025 of $93.76. The value of the PSUs that vested as of December 31, 2025, the last day of the second performance period for the PSUs granted in 2024, are excluded from the above table, as those PSUs would have vested upon following the completion of the performance period on December 31, 2025 irrespective of a termination on December 31, 2025. Such acceleration is in accordance with the terms of the PSU award agreements.

(5)	In accordance with the Executive Officer Severance Plan, this includes two times the sum of the Named Executive Officer’s (a) Base Salary and (b) Target Bonus. Such lump sum payment is payable no later than two and one half months following the later of (x) the change in control and (y) the termination of employment.

(6)	Includes the value of 24 months of continued health, dental and vision benefits for the Named Executive Officer and their covered dependents. Such lump sum payments are payable no later than two and one half months following the later of (x) the change in control and (y) the termination of employment.

(7)	The amounts displayed in this column include the value of full acceleration of the unvested RSUs, which is calculated by multiplying the number of RSUs that would accelerate by the closing market price of our common stock on December 31, 2025 of $93.76. Such acceleration is in accordance with the terms of the RSU award agreements.

(8)	The amounts displayed in this column include the value of accelerated vesting of PSUs for each tranche of PSUs that was outstanding on December 31, 2025 based on the higher of target and actual performance as of December 31, 2025, calculated as if the applicable performance period ended on December 31, 2025, which is based on the closing market price of our common stock on December 31, 2025 of $93.76. The value of the PSUs that vested as of December 31, 2025, the last day of the second performance period for the PSUs granted in 2024, are excluded from the above table, as those PSUs would have vested upon following the completion of the performance period on December 31, 2025 irrespective of a termination on December 31, 2025. Such acceleration is in accordance with the terms of the PSU award agreements.

	Death/Disability			Change in Control Benefits

Named Executive Officer	Accelerated Vesting of RSUs ($)(1)	Accelerated Vesting of PSUs ($)(2)	Death/ Disability Total ($)	Accelerated Vesting of PSUs ($)(3)

Ted Sarandos	20,556,880	51,944,915	72,501,795	23,797,538

Greg Peters	20,556,880	51,944,915	72,501,795	23,797,538

Spencer Neumann	6,963,555	17,595,002	24,558,557	8,060,860

David Hyman	4,311,085	10,893,037	15,204,122	4,990,532

Clete Willems	3,765,402	3,020,947	6,786,349	1,006,982

(1)	Includes the value of full acceleration of the unvested RSUs, which is calculated by multiplying the number of RSUs that would accelerate by the closing market price of our common stock on December 31, 2025 of $93.76.

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(2)	Includes the value of full acceleration of the unvested PSUs, at actual performance levels as of December 31, 2025, which is calculated by multiplying the number of PSUs that would accelerate by the closing market price of our common stock on December 31, 2025 of $93.76. The value of the PSUs that vested as of December 31, 2025, the last day of the second performance period for the PSUs granted in 2024, are excluded from the above table, as those PSUs would have vested upon following the completion of the performance period on December 31, 2025 irrespective of a termination on December 31, 2025.

(3)	If the PSUs are assumed, substituted or continued in connection with a change in control (as defined in the applicable award agreement), unvested PSUs are converted into RSUs based on the greater of target and actual performance and a pro-rata portion of such RSUs vest immediately prior to the change in control, contingent upon completion of such change in control and the Named Executive Officer’s continued service on the vesting date, with any corresponding payments made as soon as reasonably practicable after the change in control and with the remainder vesting quarterly in substantially equal installments thereafter. The amounts in the table that correspond to this footnote represent the estimated value of the pro-rata portion of the PSUs that could accelerate single trigger and pay out upon such change in control, which is calculated by multiplying the number of PSUs that would accelerate by the closing market price of our common stock on December 31, 2025 of $93.76. This column assumes that awards are assumed, substituted or continued with equivalent awards in connection with the change in control. Pursuant to our 2020 Stock Plan and the applicable award agreements, outstanding awards will generally accelerate in full if they are not assumed, substituted or continued with an equivalent award in connection with a change in control.

Amended and Restated Executive Officer Severance Plan

Effective as of January 1, 2026, Messrs. Sarandos, Peters, Neumann, Hyman and Willems participate in the Executive Officer Severance Plan, as amended effective as of January 1, 2026 (the “A&R Executive Officer Severance Plan”). The A&R Executive Officer Severance Plan reflects the following material amendments with respect to the Named Executive Officers, which were contingent on the applicable Named Executive Officer’s timely execution of a severance plan amendment consent letter:

•	“Good Reason” may constitute a basis for a Non-CIC Involuntary Termination and the “Good Reason” definition was amended accordingly.

•

The severance formula for a Non-CIC Involuntary Termination was changed to become a (i) a lump sum cash payment equal to two times the sum of the Named Executive Officer’s (a) annual base salary and (b) target annual bonus; (ii) the pro rata bonus; and (iii) a cash lump sum payment determined based on employee and employer COBRA premium rates for eighteen months of continued health, dental and vision benefits for the Named Executive Officer and their covered dependents.

•

Certain post-termination continued vesting of equity and equity-based awards is permitted following the Named Executive Officer’s “Retirement” (as defined below), to the extent “Retirement Vesting Criteria” (as defined below) are met, solely to the extent applicable award agreements provide for such treatment.

•

The condition of executing a waiver and release to receive severance benefits under the A&R Executive Officer Severance Plan was expanded to make clear it includes execution of a separation and release agreement that includes a waiver and general release of the Company and other releases from and against any claims under applicable law.

In addition, each Named Executive Officer’s outstanding RSU and PSU awards were amended to reflect the following material amendments, subject to the Named Executive Officer’s timely execution of an award amendment consent letter and the severance plan amendment consent letter:

•

If the Named Executive Officer terminates employment due to Retirement and the Retirement is more than 12 months following the grant date of the applicable award, subject to the Named Executive Officer’s satisfaction of the Retirement Vesting Criteria, the applicable award will continue vesting in accordance with its regular vesting schedule (with PSUs generally deemed achieved based on actual performance).

•

The definition of a “Qualifying Termination” (as defined in the applicable award agreement) has been expanded to include a termination of the Named Executive Officer’s employment for “Good Reason” (as defined in the A&R Executive Officer Severance Plan) at any time.

•

The formulas for determining the number of RSUs and PSUs that accelerate upon a Qualifying Termination outside of the change in control protection period were amended to include 12 months of outstanding RSUs and PSUs plus a pro-rata amount of the tranche for which vesting was in progress at the time of the Qualifying Termination.

•	Default time vesting terms are contingent on the Named Executive Officer’s continued status as an employee, rather than as a service provider.

Set forth below is the estimated value of the compensation to be paid by us to each of the Named Executive Officers under the A&R Executive Officer Severance Plan, the Bonus Plan and certain applicable RSU and PSU award agreements as amended effective January 1, 2026 in connection with (1) a termination of their employment (a) by the Company for a reason other than cause, the Named Executive Officer’s death or the Named Executive Officer’s permanent disability or (b) by the

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Named Executive Officer for “good reason”, in each case, outside of the three (3) month period preceding a change in control and the twenty-four (24) month period beginning on the date of the change in control (a qualifying termination of employment in accordance with this prong (1), a “Non-CIC Involuntary Termination”) or (2) a Retirement. Enactment of the A&R Executive Officer Severance Plan and related amendments to outstanding RSUs and PSUs did not materially impact the other severance scenarios disclosed in the preceding tables under the heading “Potential Payments upon Termination or Change in Control.” Severance benefits under the A&R Executive Officer Severance Plan are generally contingent on the Named Executive Officer’s execution and non-revocation of a waiver and release of claims in our favor. The amounts shown below assume that the qualifying termination of employment was effective as of January 1, 2026. Such amounts would be received in lieu of any amounts under the prior version of the Executive Officer Severance Plan modeled in the tables above.

“Retirement” means a Named Executive Officer’s employment is terminated after (i) the Named Executive Officer has had at least ten (10) years of credited employment with the company, (ii) the Named Executive Officer is at least fifty-five (55) years old as of the date of Retirement, (iii) the Named Executive Officer provides at least three (3) months’ advance written notice to the company of the Named Executive Officer’s Retirement (which notice may be waived at our discretion, and which notice requirement is disregarded for purposes of this table) and (iv) the Named Executive Officer is in good standing with the company. Any post-termination Retirement vesting is generally contingent on the Named Executive Officer’s timely execution and non-revocation of a release of claims in our favor and continued compliance with the terms of the restrictive covenants in the A&R Executive Officer Severance Plan, including non-competition, non-solicitation, and non-disparagement restrictive covenants (such conditions, “Retirement Vesting Criteria”).

	Non-CIC Involuntary Termination						Retirement(8)

Named Executive Officer	Non-CIC Severance Pay ($)(1)	Pro Rata Bonus ($)(2)	Lump Sum for 18 Months of Benefits ($)(3)	Pro Rata Vesting of RSUs ($)(4)	Pro Rata Vesting of PSUs ($)(5)	Total ($)	Continued Vesting of RSUs ($)(6)	Continued Vesting of PSUs ($)(7)	Total ($)

Ted Sarandos	18,000,000	16,438	39,806	16,008,623	41,142,188	75,207,055	9,723,850	19,447,699	29,171,549

Greg Peters	18,000,000	16,438	64,633	16,008,623	41,142,188	75,231,882	9,723,850	19,447,699	29,171,549

Spencer Neumann	12,000,000	10,959	64,633	5,422,701	13,935,913	31,434,206	—	—	—

David Hyman	12,000,000	10,959	39,806	3,356,904	8,627,768	24,035,437	2,039,280	4,078,560	6,117,840

Clete Willems	7,200,000	6,575	64,633	2,012,355	2,016,724	11,300,287	—	—	—

(1)	In accordance with the A&R Executive Officer Severance Plan, this includes two times the sum of the Named Executive Officer’s (a) Base Salary and (b) Target Bonus. Such lump sum payment is payable no later than two and one half months following the termination of employment.

(2)	The Pro Rata Bonus represents a prorated portion of the Named Executive Officer’s annual bonus target for 2026 (representing one day in 2026), assuming target performance.

(3)	Includes the value of eighteen months of continued health, dental and vision benefits for the Named Executive Officer and their covered dependents. Such lump sum payments are payable no later than two and one half months following the termination of employment. The Named Executive Officer is only eligible for this amount if they timely elect to receive continued healthcare coverage pursuant to COBRA.

(4)	The amounts displayed in this column include the value of pro rata vesting of unvested RSUs with respect to the portion that would have vested on the next-applicable vesting date based on the number of days employed through January 1, 2026 and the closing market price of our common stock on December 31, 2025, the last trading day before January 1, 2026, of $93.76. Such acceleration is in accordance with the terms of the RSU award agreements.

(5)	The amounts displayed in this column include the value of pro rata accelerated vesting of PSUs for each tranche of PSUs that was outstanding on January 1, 2026 based on actual performance as of December 31, 2025, which is based on the closing market price of our common stock on December 31, 2025 of $93.76. The value of the PSUs that vested as of December 31, 2025, the last day of the second performance period for the PSUs granted in 2024, are excluded from the above table, as those PSUs would have vested upon following the completion of the performance period on December 31, 2025 irrespective of a termination on January 1, 2026. Such acceleration is in accordance with the terms of the PSU award agreements.

(6)	If the Named Executive Officer’s status as an employee terminates due to Retirement and the effective date of the Named Executive Officer’s Retirement is more than 12 months following the grant date of the RSUs, then, pursuant to the applicable award agreement and the A&R Executive Officer Severance Plan, any of such outstanding, unvested RSUs will continue vesting in accordance with their vesting schedule as if no termination of employment had occurred.

(7)	If the Named Executive Officer’s status as an employee terminates due to Retirement and the effective date of the Named Executive Officer’s Retirement is more than 12 months following the grant date of the PSUs, then, pursuant to the applicable award agreement and the A&R Executive Officer Severance Plan, any of such outstanding, unvested PSUs will generally continue vesting in accordance with their vesting schedule as if no termination of employment had occurred.

(8)	As of January 1, 2026, Messrs. Sarandos, Peters and Hyman were Retirement eligible (disregarding the notice requirement), while Messrs. Neumann and Willems were not.

COMPENSATION OF NAMED EXECUTIVE OFFICERS AND OTHER MATTERS | NETFLIX 2026 PROXY STATEMENT

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Pay Ratio Disclosure

As required by Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our median employee and the annual total compensation of our co-CEOs on December 31, 2025, Messrs. Sarandos and Peters. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

As disclosed in the Summary Compensation Table, the 2025 annual total compensation as determined under Item 402 of Regulation S-K was $53,905,972 for Mr. Sarandos and $53,187,307 for Mr. Peters. The 2025 annual total compensation as determined under Item 402 of Regulation S-K for our median employee was $211,201. Based on the foregoing, our estimate of the ratio of our co-CEOs’ annual total compensation to our median employee’s annual total compensation for fiscal year 2025 is 255 to 1, in the case of Mr. Sarandos, and 252 to 1, in the case of Mr. Peters. Given the different methodologies that various public companies use to determine an estimate of their pay ratios, the estimated pay ratios reported in this paragraph may not be directly comparable to other companies’ pay ratios.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustments, and estimates that we used were as follows:

We selected December 31, 2025, which is within the last three months of 2025, as the date upon which we would identify the “median employee.” We also used December 31 as our measuring date in 2024. To identify the median employee, we utilized a consistently applied compensation measure consisting of base salary (annualized the compensation of all permanent full-time and part-time employees who were not employed by us for all of 2025, and for employees outside the United States, we converted their compensation to U.S. dollars using the applicable average exchange rate for 2025), commission at target, and grant date fair value of any option awards. Using this foregoing approach, we identified the individual at the median of our employee population, who is a full-time employee based in the United States. We then calculated the 2025 annual total compensation for this individual using the methodology consistent with the Summary Compensation Table.

NETFLIX 2026 PROXY STATEMENT | COMPENSATION OF NAMED EXECUTIVE OFFICERS AND OTHER MATTERS

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Proposal	Board Voting Recommendation	Rationale

4 - Shareholder Right to Act by Written Consent	Against

•

Netflix already has robust stockholder rights, including the right of stockholders holding 20% of our shares for more than one year to call special meetings, and meaningfully engages with stockholders.

•

The proposal risks exclusion and disenfranchisement of minority stockholders and would create a process that lacks transparency and accountability.

•

The proposal would create the potential for abuse and disruption.

5 - ESG ROI Report	Against

•

The proposal is unnecessary as Netflix already transparently reports on how ESG initiatives align with business objectives through an annual Environmental, Social & Governance Report.

•

The Board and management regularly evaluate and disclose ESG initiatives in a manner that balances transparency with strategic and operational considerations, as part of a risk assessment and management process.

6 - Report on Politicized Brand Misalignment	Against

•

The proposal is unnecessary in light of existing oversight and disclosure practices.

•

The proposal would inappropriately interfere with management’s day-to-day operations.

•

The proposal would not meaningfully benefit stockholders.

7 - Adopt Cumulative Voting	Against

•

The Board has modernized its corporate governance practices, which provide for stockholder oversight and director accountability.

•

Cumulative voting is inconsistent with Netflix’s commitment to Board effectiveness.

•

Netflix’s current director nomination and election processes provide ample opportunity for stockholder participation.

•

The Board’s approach is consistent with market practice and stockholder preferences.

NETFLIX 2026 PROXY STATEMENT | STOCKHOLDER PROPOSALS

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Proposal 4

In accordance with SEC rules, we have set forth below a stockholder proposal, along with the supporting statement of the stockholder proponent, for which we and our Board accept no responsibility. The stockholder proposal is required to be voted upon at our Annual Meeting only if properly presented at our Annual Meeting. As explained below, our Board unanimously recommends that you vote “AGAINST” the stockholder proposal.

John Chevedden, 2215 Nelson Ave, No. 205, Redondo Beach, CA 90278, the beneficial owner of 4,900 shares of the Company’s common stock for more than three years on the date the proposal was submitted, has notified the Company of his intent to present the following proposal at the Annual Meeting.

Proposal 4—Shareholder Right to Act by Written Consent

Shareholders request that the board of directors take the necessary steps to permit written consent by the shareholders entitled to cast the minimum number of votes that would be necessary to authorize an action at a meeting at which all shareholders entitled to vote thereon were present and voting (without any unnecessary restriction based on length of stock ownership or the method by which shareholders hold their shares).

This includes shareholder ability to initiate any appropriate topic for written consent. This includes that any associated request for a record date shall have the lowest allowable percent of shares. This includes that written consent not include a solicitation clause mandating a certain percent of shares be solicited unless legally required.

Shareholders acting by written consent and calling for a special shareholder meeting are 2 means that shareholders of a company can use to put forth a proposal on a timely basis without waiting for the annual shareholder meeting.

This proposal topic won 52% support at the 2018 Netflix (NFLX) annual meeting. The 2018 shareholder proposal for a shareholder right to call for a special shareholder meeting also received more than 50% support at the same 2018 meeting and was adopted by NFLX. But this proposal topic has yet to be adopted.

A shareholder right to act by written consent could incentivize NFLX directors to be more vigilant and more alert to face future opportunities and headwinds.

Please vote yes:

Shareholder Right to Act by Written Consent—Proposal 4

STOCKHOLDER PROPOSALS | NETFLIX 2026 PROXY STATEMENT

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Netflix Opposing Statement

The Board has considered this Proposal 4 and concluded that its adoption would not be in the best interests of Netflix or our stockholders for the reasons set forth below.

Netflix already has robust stockholder rights and meaningfully engages with stockholders.

At the 2022 annual meeting, stockholders approved significant governance changes, including: adopting a majority voting standard for uncontested director elections, eliminating supermajority voting provisions, declassifying the Board, and giving stockholders who have held at least 20% of the Company’s outstanding shares continuously for at least one year the right to call a special meeting. Proxy access was adopted in 2019. Before the 2022 meeting, the Board reviewed governance practices and prior precatory proposals, including the potential benefits and risks of permitting action by written consent, and engaged with stockholders, who did not identify written consent as an important issue. After deliberation, the Board concluded that declassifying the Board, eliminating supermajority provisions in the Charter and Bylaws, and adding the special meeting right—rather than adopting written consent—were in the best interests of Netflix and its stockholders. The special meeting proposal received over 99% approval in 2022. Because the 2018 stockholder votes occurred before these governance changes in 2022, they may not reflect current sentiment. These measures provide stockholders meaningful avenues to effect change and hold the Board and management accountable, while preserving the procedural protections and transparency of the meeting process.

The Board also maintains an active and ongoing stockholder engagement program, regularly soliciting feedback from a broad cross-section of stockholders on governance, compensation and other matters of importance. The Board considered this engagement when recently adopting significant governance and compensation reforms.

The proposal risks exclusion and disenfranchisement of minority stockholders and would create a process that lacks transparency and accountability.

Action by written consent allows a simple majority of stockholders to act at any time without the procedural safeguards of stockholder meetings, where all stockholders receive advance notice, proxy materials (which would include the Board’s analysis and recommendations), and an opportunity to vote. By contrast, the proposal calls for any associated request for a record date to have the lowest allowable percent of shares and that the written consent right not include a solicitation clause mandating a certain percent of shares be solicited unless legally required, which could permit significant corporate actions to be taken without notice to, or input from, a substantial portion of the stockholder base, depriving minority stockholders of the information and opportunity needed to make informed decisions on matters that may fundamentally affect their investment.

The proposal would create the potential for abuse and disruption.

Permitting action by written consent increases the risk that a small group of stockholders, including those with special interests or short-term investment horizons, will initiate significant corporate actions without broad support, advance narrow agendas, and create confusion through multiple or conflicting consents, particularly given the absence of safeguards such as minimum holding periods or aggregation thresholds.

The Board opposes this proposal because it is unnecessary and could have adverse consequences to Netflix and its stockholders, including potential abuse, disenfranchisement of minority stockholders, lack of transparency and accountability to our stockholders, and the undermining of an orderly governance process for taking significant corporate actions.

For the foregoing reasons, the Board unanimously recommends that you vote “AGAINST” Proposal 4.

Required Vote

The affirmative vote of the majority of the shares present or represented by proxy at the meeting and entitled to vote on the proposal is required to approve the stockholder proposal. The vote is an advisory vote, and therefore not binding.

Netflix Recommendation

The Board unanimously recommends that the stockholders vote “AGAINST” Proposal 4.

NETFLIX 2026 PROXY STATEMENT | STOCKHOLDER PROPOSALS

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Proposal 5

In accordance with SEC rules, we have set forth below a stockholder proposal, along with the supporting statement of the stockholder proponent, for which we and our Board accept no responsibility. The stockholder proposal is required to be voted upon at our Annual Meeting only if properly presented at our Annual Meeting. As explained below, our Board unanimously recommends that you vote “AGAINST” the stockholder proposal.

National Center for Public Policy Research, 2005 Massachusetts Ave., NW, Washington, DC 20036, the beneficial owner of at least $2,000 of the Company’s common stock for at least three years on the date the proposal was submitted, has notified the Company of its intent to present the following proposal at the Annual Meeting.

ESG ROI Report

Resolved: Shareholders request that the Board of Directors publish a report, at reasonable expense and excluding proprietary information, disclosing the extent to which the Environmental, Social, and Governance (ESG) investments identified in the 2024 ESG Report were authorized and are maintained based on Net Present Value (NPV) and Return on Investment (ROI) calculations.

Supporting Statement:

Netflix operates in a capital-intensive environment where efficient allocation of shareholder resources is paramount. However, there are reasons to be concerned that capital is being deployed toward ESG initiatives without demonstrated adherence to the financial return metrics required of other business units.

The 2024 ESG Report demonstrates that management understands the mechanism of financial efficiency.1 The Company explicitly notes its strategy of identifying” the efficiency improvements with the highest return on investment for energy used in our offices and studios.” This acknowledges that ROI analysis is both feasible and appropriate for ESG-related expenditures. However, significant gaps remain, as this rigorous financial lens appears to be applied selectively or restrictively, leaving shareholders unassured that the Company’s broader ESG portfolio is fully informed by financial opportunity costs.

Examples where capital allocation may be decoupled from financial return include:

1.

Sustainable Aviation Buyers Alliance (SABA): The Company is a co-founder of SABA, participating in a collective commitment of nearly $200 million to purchase Sustainable Aviation Fuel (SAF) certificates. The Report states the goal is to “send market signals” to producers, but subsidizing a nascent market to send signals sounds like an economic policy action not a corporate investment strategy. There is apparently no evidence this premium expenditure was authorized based on an NPV calculation justifying the cost against standard procurement.

2.

Fund for Creative Equity: This initiative represents a $100 million commitment, with approximately $57 million invested by the end of 2024. Success is reported strictly through non-financial metrics, such as “25k+ people supported” but shareholders have apparently been provided no data demonstrating that this $100 million outflow meets an internal hurdle rate or generates a measurable financial return through recruitment savings or accretive content revenue.

3.

Operational Efficiency Investments: While the Company references “return on investment,” it qualifies this metric as applying to “energy used.” This phrasing suggests a siloed capital bucket where energy projects compete only against other energy projects, rather than competing for capital against high-yield core business opportunities. If these investments do not meet the enterprise-wide cost of capital, they may represent a destruction of shareholder value despite being “efficient” relative to other energy options.

4.

“Matching” Emissions via Carbon Credits: The Company purchases and retires millions of tons of carbon credits annually to “match” emissions. Unlike an investment that generates cash flow, this is a recurring expense that purchases an asset immediately retired for zero financial gain. Based on the report, shareholders are left unaware if management has calculated the compound opportunity cost of these funds had they been invested in profitable operations rather than retired assets.

We urge a vote FOR this proposal.

[1]	https://s22.q4cdn.com/959853165/files/doc_downloads/2025/6/2024-Netflix-Environmental-Social-Governance-Report.pdf

STOCKHOLDER PROPOSALS | NETFLIX 2026 PROXY STATEMENT

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Netflix Opposing Statement

The Board has considered this Proposal 5 and concluded that it is unnecessary and that its adoption would not be in the best interests of Netflix or our stockholders for the reasons set forth below.

The proposal is unnecessary as Netflix already transparently reports on how ESG initiatives align with business objectives through an annual Environmental, Social & Governance Report.

Netflix is committed to transparency and accountability in its disclosures. The Company publishes an annual report that provides stockholders and other stakeholders with detailed information regarding its sustainability strategy, performance, initiatives and engagements, and discusses how they align with business objectives. These disclosures are updated annually and are made available to all stockholders through the Investor Relations website, ensuring broad access to relevant information regarding our Company’s management of non-financial risks and growth opportunities.

The proposal assumes that all ESG initiatives should be judged only by traditional financial impact metrics. However, many of these initiatives address compliance, risk management, stakeholder expectations, or company business objectives —factors that are important to our long-term success in shareholder value creation that are not always measurable by financial metrics across traditional financial reporting time horizons, and could therefore be impractical and misleading.

The Board and management regularly evaluate and disclose ESG initiatives in a manner that balances transparency with strategic and operational considerations, as part of a risk assessment and management process.

The Board, together with management, oversees Netflix’s ESG efforts as part of its broader risk oversight responsibilities. ESG matters are regularly reviewed and discussed at the Board and committee levels. The Board’s approach is to provide stockholders with meaningful information regarding these initiatives, while also safeguarding the company’s competitive position and ensuring that disclosures do not compromise proprietary or sensitive business information. The requested report would consume significant management resources and divert attention from Netflix’s core strategic and operational priorities without providing meaningful additional disclosure to stockholders.

Netflix’s ESG initiatives are authorized and managed in accordance with the Company’s overall strategic objectives and risk management framework. Management considers a range of qualitative and quantitative factors in evaluating these initiatives, including alignment with the Company’s business objectives, stakeholder expectations, regulatory requirements and long-term value creation. While financial metrics may be considered as part of the internal evaluation of certain projects, the Board does not believe that mandating public disclosure of such calculations for all ESG initiatives would provide stockholders with additional meaningful insight. Rather, such a requirement would risk oversimplifying complex, multi-faceted decisions and could inadvertently disclose competitively sensitive information.

For the foregoing reasons, the Board unanimously recommends that you vote “AGAINST” Proposal 5.

Required Vote

The affirmative vote of the majority of the shares present or represented by proxy at the meeting and entitled to vote on the proposal is required to approve the stockholder proposal. The vote is an advisory vote, and therefore not binding.

Netflix Recommendation

The Board unanimously recommends that the stockholders vote “AGAINST” Proposal 5.

NETFLIX 2026 PROXY STATEMENT | STOCKHOLDER PROPOSALS

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Proposal 6

In accordance with SEC rules, we have set forth below a stockholder proposal, along with the supporting statement of the stockholder proponent, for which we and our Board accept no responsibility. The stockholder proposal is required to be voted upon at our Annual Meeting only if properly presented at our Annual Meeting. As explained below, our Board unanimously recommends that you vote “AGAINST” the stockholder proposal.

Kenneth W Nimmons Rev Trust & Juliette I Nimmons Rev Trust, c/o Bowyer Research, P.O. Box 120, McKeesport, PA 15135, the beneficial owner of at least $15,000 of the Company’s common stock for at least two years on the date the proposal was submitted has notified the Company that a representative for Kenneth W Nimmons Rev Trust & Juliette I Nimmons Rev Trust will present the following proposal at the Annual Meeting. Kenneth W Nimmons Rev Trust & Juliette I Nimmons Rev Trust has appointed Bowyer Research, Inc. to act on its behalf regarding the below proposal.

Report on Politicized Brand Misalignment

Whereas:

Netflix is a globally recognized brand and a publicly traded corporation with fiduciary duties to its shareholders. In recent years, however, Netflix has adopted branding and marketing strategies that promote sexual content to young audiences and have done tremendous damage to company value.

Netflix has faced significant backlash over its use of gender ideology in children’s programming. Shows such as Dead End: Paranormal Park and films such as Cuties have been widely criticized for promoting highly controversial narratives regarding gender ideology & sexual activity to young audiences. The most recent example, Dead End: Paranormal Park, features1 a transgender teen protagonist and was rated TV-Y7, indicating suitability for children aged seven and older. Tesla CEO Elon Musk publicly canceled his Netflix subscription over the show and urged others to do the same, leading to a reported drop2 in Netflix’s stock price. Another example, Strawberry Shortcake: Berry in the Big City, promoted3 transgender characters and was rated TV-Y, indicating suitability for children of all ages, and The Baby-Sitters Club reportedly4 “featured a child character shaming doctors for referring to a child patient by biological pronouns.” Another example was 2018’s Baby, which “portrayed a group of teenagers entering into prostitution as a glamorized ‘coming-of-age’ story” as per NCOSE analysis.5

This promotion of sexualized content, particularly to Netflix’ youngest viewers, has alienated customers, employees, and shareholders, and exposed Netflix to litigation and regulatory scrutiny. One earlier example of programming, the 2020 film Cuties, sparked so much controversy over depicting the sexualization of children that a grand jury indicted the company over child exploitation charges.6 Crucially, this has exposed Netflix to significant contingent liability and material legal risk, incurred costs of litigation, regulatory enforcement, and compliance, and materially affected other segments of the business.

At the same time as these widespread public controversies, Netflix has notably underperformed its peer group competitors over the past 5 years (as per Bowyer Research analysis). When Netflix’s $500 billion market value7 is negatively impacted by public controversies related to sexualized children’s content that hurt8 stock prices, shareholders are right to ask the company to take a serious look at how its brand performance has been hurt by such consistent controversies.

It is imperative that Netflix reassess its approach to public engagement. By commissioning a report that transparently evaluates these risks, the Board will demonstrate its commitment to fiduciary duty and corporate accountability. Shareholders deserve clarity on how Netflix’s ideological positioning may be undermining enterprise value—and how the company intends to mitigate these risks moving forward.

Resolved:

Shareholders request the Board of Directors of Netflix conduct an evaluation and issue a report within the next year, at reasonable cost and excluding proprietary information and disclosure of anything that would constitute an admission of pending litigation, evaluating how Netflix’s branding and marketing, and public policy positions may expose the company to significant legal, regulatory, and reputational risk, and how such exposure may impact shareholder value.

[1]	https://www.msn.com/en-in/entertainment/tv/elon-musks-cancel-netflix-campaign-from-charlie-kirk-s-death-to-lgbtq-shows-why-has-hamish-steele-triggered-controversy/
[2]	https://www.forbes.com/sites/antoniopequenoiv/2025/10/02/netflix-stock-drops-again-now-down-24-since-musks-call-for-cancellations/
[3]	https://x.com/libsoftiktok/status/1973918621375275358
[4]	https://www.washingtontimes.com/news/2025/oct/8/elon-musk-calls-netflix-boycott-transgender-content-childrens/
[5]	https://endsexualexploitation.org/articles/netflix-baby-trivializes-teenage-sexual-exploitation/
[6]	https://www.ktre.com/2022/06/06/judge-dismisses-tyler-county-lawsuit-against-netflix-over-cuties-film/
[7]	https://finance.yahoo.com/quote/NFLX/
[8]	https://finance.yahoo.com/news/netflix-stock-logs-biggest-weekly-drop-since-april-as-elon-musk-calls-for-users-to-cancel-subscriptions-200715651.html

STOCKHOLDER PROPOSALS | NETFLIX 2026 PROXY STATEMENT

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Netflix Opposing Statement

The Board has considered this Proposal 6 and concluded that it is unnecessary and that its adoption would not be in the best interests of Netflix or our stockholders for the reasons set forth below.

The proposal is unnecessary in light of existing oversight and disclosure practices.

Netflix already maintains processes for identifying, assessing and managing legal, regulatory and reputational risks associated with its business operations, including those arising from branding, marketing and public policy activities. The Company’s governance structure is expressly designed to ensure that the Board, through its committees and regular engagement with management, exercises effective oversight of risk management. The Nominating and Governance Committee, for example, is charged with oversight of governance practices, including environmental and social matters. The Audit Committee similarly oversees risk management processes, including those related to legal and regulatory compliance. Our approach to enterprise risk management is consistent with the COSO framework, and we perform an enterprise risk assessment annually, the findings of which, including mitigation approaches, are presented to the Board for their input and oversight.

The proposal would inappropriately interfere with management’s day-to-day operations.

The evaluation and management of risks associated with branding, marketing and public policy positions are core functions of management, who possess the requisite expertise and access to real-time information necessary to make informed decisions in these areas. The Board, in its oversight capacity, regularly reviews management’s risk assessments and strategic decisions, ensuring that appropriate controls and mitigation strategies are in place. Requiring the Board to conduct a separate, duplicative evaluation and issue a public report on these matters would divert time and resources from the Company’s primary business objectives.

Moreover, the Company’s branding and marketing strategies, as well as its public policy positions, are integral to its business model and are continuously adapted in response to market conditions, regulatory developments and stakeholder feedback. Mandating a public report on these matters could expose the Company to unnecessary risk and would not provide stockholders with meaningful incremental information beyond what is already disclosed.

The proposal would not meaningfully benefit stockholders.

Netflix’s public disclosures already provide comprehensive information regarding the Company’s approach to risk management and public policy engagement and the Company is committed to transparency and regular engagement with its stockholders. The Board and management routinely solicit and consider stockholder feedback on a wide range of issues, including governance, risk management and strategic priorities. These engagement efforts have contributed to enhancements to the Company’s governance structure and disclosure practices.

For the foregoing reasons, the Board unanimously recommends that you vote “AGAINST” Proposal 6.

Required Vote

The affirmative vote of the majority of the shares present or represented by proxy at the meeting and entitled to vote on the proposal is required to approve the stockholder proposal. The vote is an advisory vote, and therefore not binding.

Netflix Recommendation

The Board unanimously recommends that the stockholders vote “AGAINST” Proposal 6.

NETFLIX 2026 PROXY STATEMENT | STOCKHOLDER PROPOSALS

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Proposal 7

In accordance with SEC rules, we have set forth below a stockholder proposal, along with the supporting statement of the stockholder proponent, for which we and our Board accept no responsibility. The stockholder proposal is required to be voted upon at our Annual Meeting only if properly presented at our Annual Meeting. As explained below, our Board unanimously recommends that you vote “AGAINST” the stockholder proposal.

National Legal and Policy Center, 107 Park Washington Court, Falls Church, VA 22046, the beneficial owner of 53.34 shares of the Company’s common stock for more than three years on the date the proposal was submitted, has notified the Company of its intent to present the following proposal at the Annual Meeting.

Adopt Cumulative Voting

Resolved: The stockholders of Netflix, Inc. (the “Company”) hereby approve, and request that the Board of Directors take all necessary steps—consistent with Delaware law—to adopt cumulative voting for the election of directors, including:

1.	amending the Company’s Amended and Restated Certificate of Incorporation to expressly provide for cumulative voting as permitted under Section 214 of the Delaware General Corporation Law;

2.	amending the Company’s Bylaws to include corresponding procedural provisions implementing cumulative voting; and

3.	making any other conforming changes necessary to fully implement cumulative voting for all future elections of directors.

Supporting Statement: Cumulative voting is a well-established mechanism that enhances shareholder rights by allowing shareholders to allocate their votes among director nominees in the manner they believe best serves their interests.

STOCKHOLDER PROPOSALS | NETFLIX 2026 PROXY STATEMENT

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Netflix Opposing Statement

The Board has considered this Proposal 7 and concluded that is unnecessary and that its adoption would not be in the best interests of Netflix or our stockholders for the reasons set forth below.

The Board has modernized its corporate governance practices, which provide for stockholder oversight and director accountability.

In recent years, Netflix has undertaken a comprehensive review and modernization of its corporate governance practices, informed by engagement with its stockholders. Specifically, the Company has declassified the Board, eliminated supermajority voting provisions, adopted a majority voting standard for uncontested director elections and implemented a right for stockholders holding at least 20% of the Company’s outstanding shares continuously for at least one year to call special meetings. These enhancements were implemented to ensure that the Board remains directly accountable to stockholders and that all directors stand for election annually, thereby providing stockholders with a regular and direct voice in the composition of the Board.

The Board believes that these governance reforms, which were adopted following stockholder input and support, provide mechanisms for stockholder oversight and director accountability. The annual election of all directors under a majority voting standard ensures that each director must receive the support of a majority of votes cast to continue serving, and any director who fails to receive such support is required to tender their resignation for consideration by the Board. This structure provides a clear and direct means for stockholders to express their views on Board composition and performance.

Cumulative voting is inconsistent with Netflix’s commitment to Board effectiveness.

Cumulative voting is a mechanism that allows stockholders to concentrate their votes on one or a few director candidates. While this approach may facilitate the election of directors representing minority interests, it can also result in the election of directors who do not have the support of holders of a majority of shares. The Board believes that this outcome is inconsistent with the Company’s commitment to ensuring that all directors are accountable to the entire stockholder base and are able to act in the best interests of all stockholders, rather than representing the interests of a particular constituency and one that could be narrowly focused.

Netflix’s current director nomination and election processes provide ample opportunity for stockholder participation.

Netflix’s Bylaws already provide rights for stockholders to participate in the director nomination process. The Company has adopted a proxy access bylaw, which allows a stockholder, or a group of up to 20 stockholders, owning at least 3% of the Company’s outstanding common stock continuously for at least three years, to nominate up to the greater of two directors or 20% of the Board for inclusion in the Company’s proxy materials. This proxy access right ensures that stockholders with a meaningful, long-term interest in the Company have a practical and effective means to nominate director candidates and to have those candidates considered by all stockholders.

In addition, any stockholder may submit nominations for director candidates in accordance with the advance notice provisions of the Company’s Bylaws. These processes are designed to facilitate stockholder participation in the director election process while ensuring that all nominees are subject to the same rigorous evaluation and are presented to all stockholders for consideration.

The Board’s approach is consistent with market practice and stockholder preferences.

The Board notes that the overwhelming majority of S&P 500 companies do not provide for cumulative voting in director elections. The trend among leading companies and institutional investors has been to move away from cumulative voting in favor of annual elections and majority voting standards, which are viewed as more effective means of ensuring director accountability and alignment with the interests of stockholders generally.

For the foregoing reasons, the Board unanimously recommends that you vote “AGAINST” Proposal 7.

Required Vote

The affirmative vote of the majority of the shares present or represented by proxy at the meeting and entitled to vote on the proposal is required to approve the stockholder proposal. The vote is an advisory vote, and therefore not binding.

Netflix Recommendation

The Board unanimously recommends that the stockholders vote “AGAINST” Proposal 7.

NETFLIX 2026 PROXY STATEMENT | STOCKHOLDER PROPOSALS

80

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information known to us with respect to beneficial ownership of our common stock as of April 6, 2026 by (i) each stockholder that we know is the beneficial owner of more than 5% of our common stock, (ii) each director and nominee for director, (iii) each Named Executive Officer, and (iv) all executive officers and directors as a group. We have relied upon information provided to us by our directors and Named Executive Officers and copies of documents sent to us that have been filed with the SEC by others for purposes of determining the number of shares each person beneficially owns. Beneficial ownership is determined in accordance with the rules and regulations of the SEC and generally includes those persons who have voting or investment power with respect to the securities. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them. Shares of our common stock subject to options that are currently exercisable or exercisable, as well as shares of common stock issuable upon the vesting of RSU awards within 60 days of April 6, 2026 are also deemed outstanding for purposes of calculating the percentage ownership of that person, and if applicable, the percentage ownership of the executive officers and directors as a group, but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person. Unless otherwise indicated, the address for each stockholder listed in the table below is c/o Netflix, Inc., 121 Albright Way, Los Gatos, CA 95032.

Name and Address	Number of Shares Beneficially Owned	Percent of Class

The Vanguard Group, Inc.(1) 100 Vanguard Blvd Malvern, PA 19355	364,382,750	8.65%

BlackRock, Inc.(2) 50 Hudson Yards New York, NY 10001	308,989,260	7.34%

FMR LLC(3) 245 Summer Street Boston, Massachusetts 02210	222,750,326	5.29%

Richard N. Barton(4)	151,211	*

Mathias Döpfner(5)	69,351	*

Reed Hastings(6)	37,759,062	*

Jay C. Hoag (7) 250 Middlefield Road Menlo Park, CA 94025	2,539,341	*

David Hyman(8)	673,869	*

Leslie Kilgore(9)	458,671	*

Strive Masiyiwa(10)	41,641	*

Ann Mather(11)	123,471	*

Elinor Mertz(12)	30,452	*

Spencer Neumann(13)	1,680,565	*

Greg Peters(14)	2,747,038	*

Ambassador Susan Rice(15)	8,970	*

Ted Sarandos(16)	5,719,962	*

Brad Smith(17)	310,781	*

Anne M. Sweeney(18)	92,811	*

Clete Willems(19)	6,168

All current directors and executive officers as a group (16 persons)(20)	52,413,364	1.24%

NETFLIX 2026 PROXY STATEMENT | OTHER INFORMATION

81

*	Less than 1% of the Company’s outstanding shares of common stock.

(1)	As of December 29, 2023, based on information provided by The Vanguard Group, Inc. in the Schedule 13G/A filed February 13, 2024. Of the shares beneficially owned, The Vanguard Group, Inc. reported that it has sole dispositive power with respect to 345,557,490 shares, shared dispositive power with respect to 18,825,260 shares, shared voting power with respect to 5,849,700 shares, and sole voting power with respect to zero shares. According to the most recent Schedule 13G/A filed by The Vanguard Group with the SEC on March 27, 2026, The Vanguard Group beneficially owns 0.0% as of March 13, 2026, following an internal reorganization pursuant to which The Vanguard Group’s beneficial ownership has been disaggregated.

(2)	As of December 31, 2023, based on information provided by BlackRock, Inc. in the Schedule 13G/A filed January 26, 2024. Of the shares beneficially owned, BlackRock, Inc. reported that it has sole dispositive power with respect to 308,989,260 shares, and sole voting power with respect to 279,941,470 shares.

(3)	As of December 29, 2023, based on information provided by FMR LLC in the Schedule 13G/A filed April 7, 2025. Of the shares beneficially owned, FMR LLC reported that it has sole dispositive power with respect to 222,750,325.7 shares, and sole voting power with respect to 208,868,778.1 shares.

(4)	Includes options to purchase 147,951 shares, as well as 800 shares of common stock held by Barton Ventures II, LLC. Mr. Barton is the sole managing member of Barton Ventures II, LLC. Mr. Barton may be deemed to beneficially own the shares held by Barton Ventures II, LLC but disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(5)	Includes options to purchase 69,101 shares of common stock.

(6)	Includes options to purchase 16,595,546 shares of common stock. Mr. Hastings is a trustee of the Hastings-Quillin Family Trust, which is the holder of 21,159,576 of the Company’s shares.

(7)	Includes (i) options to purchase 19,081 shares of common stock held by Jay C. Hoag, (ii) 1,889,860 common shares held by the Hoag Family Trust U/A Dtd 8/2/94 (the “Hoag Family Trust”) and (iii) 630,400 common shares held by Hamilton Investments Limited Partnership (“Hamilton Investments”).

Mr. Hoag is a trustee of the Hoag Family Trust and may be deemed to have the power to dispose or direct the disposition of the shares held by the Hoag Family Trust. Mr. Hoag disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

Mr. Hoag is the sole general partner and a limited partner of Hamilton Investments and may be deemed to have the sole power to dispose or direct the disposition of the shares held by Hamilton Investments. Mr. Hoag disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(8)	Includes options to purchase 346,370 shares of common stock and 11,399 shares of common stock issuable upon the vesting of RSU awards within 60 days of April 6, 2026.

(9)	Includes options to purchase 104,711 shares of common stock.

(10)	Includes options to purchase 41,641 shares of common stock.

(11)	Includes options to purchase 123,471 shares of common stock.

(12)	Includes options to purchase 5,952 shares of common stock.

(13)	Includes options to purchase 1,588,350 shares of common stock and 18,428 shares of common stock issuable upon the vesting of RSU awards within 60 days of April 6, 2026.

(14)	Includes options to purchase 2,570,510 shares of common stock held by Peters Family Trust, for which Mr. Peters and his spouse are trustees and beneficiaries of the trust, and 54,388 shares of common stock issuable upon the vesting of RSU awards within 60 days of April 6, 2026.

(15)	Includes options to purchase 8,970 shares of common stock.

(16)	Includes options to purchase 5,380,770 shares of common stock and 54,388 shares of common stock issuable upon the vesting of RSU awards within 60 days of April 6, 2026.

(17)	Includes options to purchase 231,091 shares of common stock.

(18)	Includes options to purchase 92,811 shares of common stock.

(19)	Includes 6,168 shares of common stock issuable upon the vesting of RSU awards within 60 days of April 6, 2026.

(20)	Includes options to purchase 27,326,326 shares of common stock and 144,771 shares of common stock issuable upon the vesting of RSU awards within 60 days of April 6, 2026.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who beneficially own more than 10% of the Company’s common stock (collectively, “Reporting Persons”) to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Based solely on our review of filed reports and written representations from certain Reporting Persons relating to the year ended December 31, 2025, the Company believes that all reports were filed on a timely basis except a Form 4 for Jay Hoag with respect to one transaction, which was filed on June 9, 2025 due to an administrative error that resulted in a duplicate filing on June 2, 2025.

OTHER INFORMATION | NETFLIX 2026 PROXY STATEMENT

Pay-Versus-Performance
Table
The following table sets forth information concerning
pay-versus-performance
for our Principal Executive Officer (“PEO”) and other
non-PEO
Named Executive Officers (“NEOs”) prepared in accordance with Item 402(v) of Regulation
S-K
under the Exchange Act (the “Pay Versus Performance Rules”) for 2025, 2024, 2023, 2022, and 2021. For 2021-2022, Reed Hastings and Ted Sarandos served as co-CEOs,
in 2023, each of Reed Hastings, Ted Sarandos and Greg Peters served as a co-CEO
for part or all of 2023, and in 2024 and 2025, Ted Sarandos and Greg Peters served as co-CEOs,
and each of them is presented as a PEO for the year(s) served as a CEO.
As discussed in the Compensation Discussion and Analysis section above, target compensation for a given year is determined at the end of the prior year. The dollar amounts in the total column of the Summary Compensation Table and in the columns that begin with either “Summary Compensation Table” or “Average Summary Compensation Table” in the
Pay-Versus-Performance
Table reflect the grant date fair values with respect to stock options and other equity awards (if applicable) granted during the respective fiscal year, computed in accordance with generally accepted accounting principles in the U.S.

Year	Summary Compensation Table Total for Reed Hastings ($)	Summary Compensation Table Total for Ted Sarandos ($)	Summary Compensation Table Total for Greg Peters ($)	Compensation Actually Paid to Reed Hastings ($) (1)(5)	Compensation Actually Paid to Ted Sarandos ($) (1)(5)	Compensation Actually Paid To Greg Peters ($) (1)(5)	Average Summary Compensation Table Total for Non-PEO NEOs ($) (2)	Average Compensation Actually Paid to Non-PEO NEOs ($) (1)(2)(5)	Value of Initial Fixed $100 Investment Based On:		Net Income ($ Millions)	F/X Neutral Operating Margin (4)
									Total Shareholder Return ($)	Peer Group Total Shareholder Return ($) (3)

2025	—	53,905,972	53,187,307	—	55,552,263	54,837,252	12,952,760	12,258,880	173.40	138.27	10,981	28.1%

2024	—	61,922,397	60,272,574	—	117,146,823	112,547,114	13,970,130	21,788,762	164.84	115.41	8,712	26.4%

2023	11,290,411	49,834,936	40,117,124	13,536,949	57,780,177	46,723,963	10,980,792	10,980,792	90.04	86.60	5,408	20.9%

2022	51,073,237	50,299,296	—	51,073,237	50,299,296	—	16,336,478	16,336,478	54.53	59.35	4,492	20.0%

2021	40,823,725	38,232,164	—	40,823,725	38,232,164	—	12,097,270	12,097,270	111.41	97.88	5,116	21.6%

(1)
Historically, we granted fully vested stock options to our Named Executive Officers, except the stock options granted to Messrs. Hastings, Sarandos and Peters as part of their 2023 compensation package had a one-year
vesting period. We transitioned to the use of an equal mix of PSU awards and RSU awards for 2024 Named Executive Officer compensation to incorporate longer vesting periods and specific performance criteria in our equity awards. We continued this use of an equal mix of PSU awards and RSU awards in 2025. The Compensation Actually Paid amounts shown in the table reflect that the grant date value of options that were vested at the time of grant are the same as their fair value at vesting. For years where unvested awards were granted, Compensation Actually Paid tends to deviate more significantly from the corresponding Summary Compensation Table numbers.

(2)
The
non-PEO
NEOs for each of 2022 and 2021 were Messrs. Neumann, Peters and Hyman, and Ms. Whetstone. The
non-PEO
NEOs for 2023 were Messrs. Neumann, Hyman and Ezama, and Ms. Whetstone. The
non-PEO
NEOs for 2024 were Messrs. Neumann, Hyman and Hastings. The
non-PEO
NEOs for 2025 were Messrs. Neumann, Hyman, Hastings and Willems.

(3)	Represents the cumulative TSR of the RDG Internet Composite Index for each year.

(4)
We have determined that F/X Neutral Operating Margin is the financial performance measure that, in the Company’s assessment, represents the most important financial performance measure used to link “compensation actually paid” (CAP) to our Named Executive Officers, for the years ended December 31, 2023, 2024, and 2025, to company performance (the “Company Selected Measure” as defined in the Pay Versus Performance Rules).

(5)
The following table shows the adjustments from the Summary Compensation Table total compensation to calculate the CAP to our PEOs and
Non-PEO
NEOs in accordance with the Pay Versus Performance Rules in 2025. To the extent vested options were granted in an applicable year, there was no difference between the grant date fair value of such stock option awards as included in the Summary Compensation Table and the fair value of the stock option awards on the vesting date. No adjustments were made for defined benefit and actuarial pension plans because the Company does not have defined benefit or actuarial pension
plans.

NETFLIX 2026 PROXY STATEMENT | OTHER INFORMATION

83

	2025
	Ted Sarandos ($)	Greg Peters ($)	Average for Non-PEO NEOs ($)

Summary Compensation T a ble (“SCT”) Total	53,905,972	53,187,307	12,952,760

Minus Amounts reported as “Stock Awards” in the SCT	(41,398,424)	(41,398,424)	(8,194,157)

Plus the change as of the fiscal year end (from the end of the prior year) in Fair Value (whether positive or negative) of Equity Awards granted in a prior year that are outstanding and unvested as of the fiscal year end	1,614,662	1,614,662	221,391

Plus the Fair Value as of the vesting date for awards that were both granted and vested in the relevant year (a)	6,330,612	6,330,612	1,336,729

Plus the change as of the vesting date (from the end of the prior year) in Fair Value (whether positive or negative) of Equity Awards granted in a prior year that vested during the relevant year	4,104,688	4,108,342	566,969

Minus the Fair Value as of the end of the prior year of awards that were forfeited during the relevant year	0	0	(284,354)

Plus the Fair Value as of the fiscal year end of Equity Awards Granted in the Year and Unvested as of the fiscal year end (a)	30,994,753	30,994,753	5,659,542

Equals Compensation Actually Paid	55,552,263	54,837,252	12,258,880

(a)
Because PSUs are earned based on achievement of a market condition, in computing these amounts with respect to PSUs, fair value as of fiscal year end is based on an updated market-based fair value using data through year end and fair value as of the vesting date is based on the market-based fair value as of the vesting date. There were no other assumptions made in the valuation of equity awards, including RSUs and stock options, that differ materially from those disclosed as of the grant date of such awards.

Tabular List of Most Important Financial Performance Measures for Fiscal Year 2025
For the fiscal year ended December 31, 2025, the following represent the most important financial performance measures used by us to link compensation actually paid to our Named Executive Officers for fiscal year 2025 to company performance:

F/X Neutral Operating Margin (1)

F/X Neutral Revenue (1)

Company TSR relative to the TSR of the companies in the S&P 500 (2)

(1)
We used F/X Neutral Operating Margin and F/X Neutral Revenue as financial performance measures to link CAP to company performance, as these were the metrics used in the 2025 Performance Bonus Program. Both of these measures are non-GAAP
financial measures. F/X Neutral Revenue was calculated assuming foreign exchange rates had remained constant with foreign exchange rates from each of the corresponding months of the prior-year period and for 2025, excludes the impact of hedging gains or losses realized as revenues and excludes revenues denominated in ARS. F/X Neutral Operating Margin was computed by dividing Adjusted Operating Profit by Adjusted Revenue. Adjusted Revenue is calculated using foreign exchange rates as of the beginning of the fiscal year, and for 2025, excludes the impact of hedging gains or losses realized as revenues from cash flow hedges entered into after January 1 and excludes revenues denominated in ARS. Adjusted Operating Profit is calculated as Adjusted Revenue less Adjusted Operating Expenses. Adjusted Operating Expenses was calculated using foreign exchange rates as of the beginning of the fiscal year, excluding the foreign exchange impact on content amortization as titles are amortized at a historical blended rate based on the timing of spend. The Company did not use financial performance measures to inform compensation for the Named Executive Officers in years prior to 2023, and we may determine a different financial performance measure to be the most important financial performance measure in future years.

(2)	The PSUs granted to Named Executive Officers in fiscal year 2025 will vest based on our TSR performance relative to companies in the S&P 500.
Aside from the measures listed above, we did not use any financial performance measures to link CAP to company performance in fiscal year 2025.

OTHER INFORMATION | NETFLIX 2026 PROXY STATEMENT

84

Description of the Relationship Between Pay and Performance

CAP vs. Total Shareholder Return

$125,000
$100,000
$75,000
$50,000
$25,000
$0
Compensation Actually Paid ("CAP"), $000s
$250
$200
$150
$100
$50
$0
TSR, Value of Initial Fixed $100 Investment from December 31, 2020
$40,824
$38,232
$12,097
$111
$51,073
$50,299
$16,336
$55
$13,537
$57,780
$46,724
$10,981
$90
$117,147
$112,547
$21,789
$165
$55,552
$54,837
$12,259
$173
2021
2022
2023
2024
2025
CAP to PEO (Reed Hastings)
CAP to PEO (Ted Sarandos)
CAP to PEO (Greg Peters)
Average CAP to Non-PEO NEOs
Company Total Shareholder Return ("TSR")

CAP vs. Net Income
Compensation Actually Paid ("CAP"), $000s
Net Income, $Millions
$125,000
$100,000
$75,000
$50,000
$25,000
$0
$15,000
$10,000
$5,000
$0
$40,824
$38,232
$12,097
$5,116
$51,073
$50,299
$16,336
$4,492
$13,537
$57,780
$46,724
$10,981
$5,408
$117,147
$112,547
$21,789
$8,712
$55,552
$54,837
$12,259
$10,981
2021
2022
2023
2024
2025
CAP to PEO (Reed Hastings)
CAP to PEO (Ted Sarandos)
CAP to PEO (Greg Peters)
Average CAP to Non-PEO NEOs
Net Income

NETFLIX 2026 PROXY STATEMENT | OTHER INFORMATION

85

CAP vs. F/X Neutral Operating Margin
Compensation Actually Paid ("CAP"), $000s
F/X Neutral Operating Margin
$125,000
$100,000
$75,000
$50,000
$25,000
$0
40.0%
30.0%
20.0%
10.0%
0.0%
2021
2022
2023
2024
2025
$40,824
$38,232
$12,097
21.6%
$51,073
$50,299
$16,336
20.0%
$13,537
$57,780
$46,724
$10,981
20.9%
$117,147
$112,547
$21,789
26.4%
$55,552
$54,837
$12,259
28.1%
CAP to PEO (Reed Hastings)
CAP to PEO (Ted Sarandos)
CAP to PEO (Greg Peters)
Average CAP to Non-PEO NEOs
F/X Neutral Operating Margin

Total Shareholder Return: Company vs. Peer Group
TSR, Value of Initial Fixed $100 Investment from December 31, 2020
$200
$150
$100
$50
$0
2020
2021
2022
2023
2024
2025
$111
$98
$59
$55
$90
$87
$165
$115
$173
$138
5-Year Company TSR
5-Year Peer Group TSR

OTHER INFORMATION | NETFLIX 2026 PROXY STATEMENT

86

Equity Compensation Plan Information

The following table summarizes our equity compensation plans as of December 31, 2025. There were no equity compensation plans or arrangements not approved by security holders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)		Weighted- Average Exercise Price of Outstanding Options, Warrants, and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)

Equity compensation plans approved by security holders:

2011 Plan(1)	56,537,903		25.90		—

2020 Plan(2)	73,713,511		44.16		128,242,409

Equity compensation plans not approved by security holders	—		—		—

Total	130,251,414	(3)	36.07	(4)	128,242,409

(1)	No new awards may be issued under the Netflix, Inc. 2011 Stock Plan (the “2011 Plan”) after June 4, 2020. The outstanding options under the 2011 Plan are described in this row.

(2)	Represents shares to be issued upon exercise of stock options and vesting of RSUs and PSUs (assumes maximum performance levels for PSUs) under the Plan.

(3)	Weighted average life of options reported in this column is 4.79 years.

(4)	Shares issuable upon vesting of RSUs and PSUs have been excluded from the calculation of the weighted average exercise price because they have no exercise price associated with them.

NETFLIX 2026 PROXY STATEMENT | OTHER INFORMATION

87

Information Concerning Solicitation and Voting

General

The attached proxy is solicited on behalf of the Board of Directors (the “Board”) of Netflix, Inc., a Delaware corporation (the “Company,” “Netflix,” “we,” “us” or “our”), for use at the annual meeting of stockholders to be held on June 4, 2026, at 3:00 p.m. Pacific Time (6:00 p.m. Eastern Time) (the “Annual Meeting”), or at any adjournment or postponement of this meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders and form of proxy. This year’s Annual Meeting will be held entirely via the internet and will be conducted by our Chief Legal Officer and Secretary. Stockholders may participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/NFLX2026. To participate in the Annual Meeting, you will need the 16-Digit Control Number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. We encourage you to access the Annual Meeting webcast prior to the start time. Online check-in will begin at 2:45 p.m. Pacific Time (5:45 p.m. Eastern Time), and you should allow ample time for the check-in procedures. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting log in page.

Hosting the Annual Meeting via the internet provides expanded access, reduced environmental impact and cost savings for our stockholders and the Company. Hosting a virtual meeting enables increased stockholder attendance and participation. In addition, we intend for the virtual meeting format to provide stockholders a similar level of transparency to the traditional in person meeting format. Questions at our Annual Meeting will be limited to those for our auditors, if any.

Pursuant to rules promulgated by the SEC, we have elected to provide access to our proxy materials over the internet. Accordingly, we will mail, on or about April 16, 2026, a Notice of Internet Availability of Proxy Materials to stockholders of record and beneficial owners as of the close of business on April 6, 2026, referred to as the Record Date. On the date of mailing of the Notice of Internet Availability of Proxy Materials, all stockholders will have the ability to access all of the proxy materials at ir.netflix.net/annual-reports-and-proxies. Should you request it, we will make paper copies of these proxy materials available free of charge. To request a copy, please send your request to our Secretary at the address listed below.

Our principal executive offices are located at 121 Albright Way, Los Gatos, CA, 95032, and our telephone number is (408) 540-3700. Our internet website address is www.netflix.com. You may find our SEC filings, including our annual reports on Form 10-K, on our Investor Relations website at ir.netflix.net/secfilings.

Revocability of Proxies

You may change your vote at any time prior to the vote at the Annual Meeting. If you are a stockholder of record as of the Record Date, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Secretary at the address above prior to your shares being voted, or by attending the Annual Meeting and voting via the internet. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically make that request. For shares you hold beneficially in the name of a broker, trustee or other nominee, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting via the internet.

INFORMATION CONCERNING SOLICITATION AND VOTING | NETFLIX 2026 PROXY STATEMENT

88

Voting and Solicitation

Only stockholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 4,210,798,528 shares of common stock outstanding and entitled to vote. Each holder of record of shares of common stock on that date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

You may vote via the internet by going to www.proxyvote.com and following the instructions on the screen. As explained in greater detail in the Notice of Internet Availability of Proxy Materials, to vote your shares, you may vote via the internet by visiting www.proxyvote.com and having available your 16-Digit Control Number(s) contained on your Notice of Internet Availability of Proxy Materials. If you received your proxy materials by mail, you may vote by completing the enclosed proxy card, dating and signing it and returning it in the postage-paid envelope provided, or you may vote by phone by following the instructions on your proxy card. You may vote via the internet or by phone up until 8:59 p.m. Pacific Time (11:59 p.m. Eastern Time) on June 3, 2026. If you vote by mail, your proxy card must be received by June 3, 2026. If you are a stockholder of record on the Record Date, you can participate in the Annual Meeting online at www.virtualshareholdermeeting.com/NFLX2026 and vote your shares during the Annual Meeting.

Properly delivered proxies will be voted at the Annual Meeting in accordance with the specifications made. Where no specifications are given, such proxies will be voted “FOR” all nominees, “FOR” Proposals Two through Three and “AGAINST” Proposals Four through Seven. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If, however, any matter not described in this Proxy Statement is properly presented for action at the Annual Meeting, the persons named as proxies in the enclosed form of proxy will have authority to vote according to their own discretion.

Quorum

The required quorum for the transaction of business at the Annual Meeting is the presence via the internet or by proxy of holders of a majority of the stock issued and outstanding and entitled to vote at the Annual Meeting as of the Record Date. Shares that are voted “FOR,” “AGAINST,” or “ABSTAIN,” are treated as being present at the Annual Meeting for purposes of establishing a quorum, as are “broker non-votes,” which occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner.

Required Vote, Abstentions and Broker Non-Votes

For the election of directors (Proposal One of this Proxy Statement), approval requires a “majority of votes cast,” which means that the number of shares voted “for” a director’s election exceeds fifty percent (50%) of the total number of votes cast with respect to that director’s election. Votes cast for Proposal One include direction to withhold authority in each case and exclude abstentions with respect to that director’s election. For Proposals Two, Three, and the stockholder proposals, approval requires the affirmative vote of the majority of shares present or represented by proxy at the meeting and entitled to vote on the proposal.

NETFLIX 2026 PROXY STATEMENT | INFORMATION CONCERNING SOLICITATION AND VOTING

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The following table summarizes the votes required for each proposal and the impact of abstentions and broker non-votes.

	Vote Required	Effect of an Abstention	Effect of a Broker Non-Vote

Management Proposals

Proposal 1: Director Elections	Majority of votes cast	No effect	No effect

Proposal 2: Ratification of Auditors	Majority of shares present or represented by proxy at the meeting and entitled to vote on the proposal	Treated as a Vote Against	Not applicable, as discretionary vote is permitted

Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation (“say-on-pay”)	Majority of shares present or represented by proxy at the meeting and entitled to vote on the proposal	Treated as a Vote Against	No effect

Stockholder Proposals

Proposals 4 through 7	Majority of shares present or represented by proxy at the meeting and entitled to vote on the proposal	Treated as a Vote Against	No effect

If you hold your shares through a broker, bank or other nominee (“street name”) it is critical that you cast your vote if you want it to count in the election of directors (Proposal One of this Proxy Statement), advisory approval of Named Executive Officer compensation (Proposal Three of this Proxy Statement), and any of the stockholder proposals (Proposals Four through Seven of this Proxy Statement). Thus, if you hold your shares in “street name” and you do not instruct your bank or broker how to vote in the election of directors, no vote will be cast on your behalf on these proposals.

The cost of soliciting proxies will be borne by us. We may reimburse banks and brokers and other persons representing beneficial owners for their reasonable out-of-pocket costs. Our officers, directors and others may solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation. If you vote using the internet or by phone, you may incur data or telephone usage charges from internet access providers or phone companies. We will not reimburse those costs.

Stockholder Proposals

Stockholder proposals that are intended to be presented at our 2027 annual meeting of stockholders in our proxy materials for such meeting must comply with the requirements of SEC Rule 14a-8 and must be received by our Secretary no later than December 17, 2026 in order to be included in our Proxy Statement and proxy materials relating to our 2027 annual meeting of stockholders.

Stockholder nominations for director that are intended to be presented at our 2027 annual meeting of stockholders in our proxy materials for such meeting must comply with our Bylaws and must be received by our Secretary no earlier than November 17, 2026 and no later than December 17, 2026 in order to be considered for inclusion in our Proxy Statement and proxy materials relating to our 2027 annual meeting of stockholders.

A stockholder proposal or a nomination for director or any other matter that will not be included in our Proxy Statement and proxy materials, but that a stockholder intends to present via the internet at the meeting, must generally be submitted to our Secretary no earlier than January 31, 2027, and no later than March 2, 2027.

To be timely for purposes of Rule 14a-19 of the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19, which must be received in accordance with the requirements of our Bylaws as described above.

The notice should be addressed to our Secretary. Proposals and nominations should be mailed to: Netflix, Inc., 121 Albright Way, Los Gatos, California 95032, Attention: Secretary, with a copy to stockholderproposals@netflix.com, or by email to stockholderproposals@netflix.com. Our Bylaws have been filed with the SEC and are available at www.sec.gov.

INFORMATION CONCERNING SOLICITATION AND VOTING | NETFLIX 2026 PROXY STATEMENT

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Stockholders Sharing an Address

Stockholders sharing an address with another stockholder may receive only one Notice of Internet Availability of Proxy Materials at that address unless they have provided contrary instructions. Any such stockholder who wishes to receive a separate Notice of Internet Availability of Proxy Materials now or in the future may write or call Broadridge to request a separate copy from:

Householding Department

Broadridge

51 Mercedes Way, Edgewood, NY 11717

1-866-540-7095

Broadridge will promptly, upon written or oral request, deliver a Notice of Internet Availability of Proxy Materials, or if requested, a separate copy of its annual report or this Proxy Statement to any stockholder at a shared address to which only a single copy was delivered.

Similarly, stockholders sharing an address with another stockholder who have received multiple copies of the Company’s Notice of Internet Availability of Proxy Materials may write or call the above address and phone number to request delivery of a single copy in the future.

Other Matters

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy intend to vote on those matters in accordance with their best judgment.

By order of the Board

David Hyman

Chief Legal Officer and Secretary

April 16, 2026

Los Gatos, California

NETFLIX 2026 PROXY STATEMENT | INFORMATION CONCERNING SOLICITATION AND VOTING

NETFLIX

121 ALBRIGHT WAY
LOS GATOS, CA 95032
408-540-3700

NETFLIX, INC

121 ALBRIGHT WAY

LOS GATOS, CA 95032

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 8:59 p.m. Pacific Time (11:59 p.m. Eastern Time) on June 3, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/NFLX2026

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 8:59 p.m. Pacific Time (11:59 p.m. Eastern Time) on June 3, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote by mail, your proxy card must be received by June 3, 2026.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V84046-P46350	KEEP THIS PORTION FOR YOUR RECORDS
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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

 NETFLIX, INC.

The Board of Directors recommends you vote FOR the following proposals:

1.	To elect twelve directors to hold office until the 2027 Annual Meeting of Stockholders.

	Nominees:		For	Against	Abstain

	1a.	Richard Barton	☐	☐	☐

	1b.	Mathias Döpfner	☐	☐	☐

	1c.	Jay Hoag	☐	☐	☐

	1d.	Leslie Kilgore	☐	☐	☐

	1e.	Strive Masiyiwa	☐	☐	☐

	1f.	Ann Mather	☐	☐	☐

	1g.	Elinor Mertz	☐	☐	☐

	1h.	Greg Peters	☐	☐	☐

	1i.	Ambassador Susan Rice	☐	☐	☐

	1j.	Ted Sarandos	☐	☐	☐

	1k.	Brad Smith	☐	☐	☐

	1l.	Anne Sweeney	☐	☐	☐

		For	Against	Abstain

2.	Ratification of appointment of independent registered public accounting firm.	☐	☐	☐

3.	Advisory approval of named executive officer compensation.	☐	☐	☐

The Board of Directors recommends you vote AGAINST the following proposals:		For	Against	Abstain

4.	Stockholder proposal entitled, “Proposal 4 - Shareholder Right to Act by Written Consent,” if properly presented at the meeting.	☐	☐	☐

5.	Stockholder proposal entitled, “ESG ROI Report,” if properly presented at the meeting.	☐	☐	☐

6.	Stockholder proposal entitled, “Report on Politicized Brand Misalignment,” if properly presented at the meeting.	☐	☐	☐

7.	Stockholder proposal entitled, “Adopt Cumulative Voting,” if properly presented at the meeting.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

This proxy should be marked, dated and signed by the stockholder or stockholders exactly as the stockholder’s or stockholders’ name(s) appear(s) hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary or representative capacity should so indicate. If shares are held by joint tenants, as community property or otherwise by more than one person, all should sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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V84047-P46350

NETFLIX, INC.

ANNUAL MEETING OF STOCKHOLDERS JUNE 4, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Netflix, Inc. (the “Company”) hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 16, 2026, and hereby appoints David Hyman and Spencer Neumann, and each of them, with full power of substitution, as proxy or proxies to vote all shares of the Company’s common stock of the undersigned at the Annual Meeting of Stockholders of Netflix, Inc. to be held on June 4, 2026 at 3:00 PM Pacific Time, and at any adjournments and postponements thereof, upon the proposals set forth in this proxy and described in the Proxy Statement, and in their discretion with respect to such other matters as may be properly brought before the meeting or any adjournments and postponements thereof.

If this proxy is properly executed and returned, this proxy will be voted for the specifications made on the reverse side or if no direction is made, this proxy will be voted FOR the nominees for directors set forth on the reverse side (item 1), FOR items 2 and 3, and AGAINST items 4, 5, 6 and 7, and in the discretion of the proxies on all other matters as may be properly brought before the meeting or any adjournments and postponements thereof.

Either of such proxies or substitutes shall have and may exercise all of the powers of said proxies hereunder.
Continued and to be signed on reverse side